UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

SCHEDULE 14A
 (RULE 14a-101)

SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities
 Exchange Act of 1934
Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☒          Preliminary Proxy Statement
☐          Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐          Definitive Proxy Statement
☐          Definitive Additional Materials
☐          Soliciting Material Pursuant to §240.14a-12
QUADRANT 4 SYSTEM CORPORATION
(Name of Registrant as Specified in its Charter)
Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)
Payment of Filing Fee (Check the appropriate box):
☒          No fee required.
☐          Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
(1)	Title of each class of securities to which transaction applies:
(2)	Aggregate number of securities to which transaction applies:
(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
(4)	Proposed maximum aggregate value of transaction:
(5)	Total fee paid:

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PRELIMINARY PROXY MATERIAL – SUBJECT TO COMPLETION

QUADRANT 4 SYSTEM CORPORATION
 1501 E. Woodfield Road, Suite 205 S
Schaumburg, IL 60173
NOTICE OF 2016 SPECIAL SHAREHOLDERS’ MEETING
 TO BE HELD ON [_______ __], 2016
To the Shareholders of Quadrant 4 System Corporation:
NOTICE IS HEREBY GIVEN that a Special Shareholders’ Meeting (the “Special Meeting”) of Quadrant 4 System Corporation, an Illinois corporation (the “Company”, “we”, “us” or “our”), will be held at the Company’s headquarters at 1501 E. Woodfield Road, Suite 205 S, Schaumburg, IL 60173 on [_______ __], 2016 at [3:00 p.m. CST], or as soon thereafter as a quorum shall be present, for the following purposes:
1.
To consider and vote upon a proposal to amend the Company’s Articles of Incorporation (the “Articles of Incorporation”) to change the number of issued and outstanding shares of common stock, par value $0.001 per share, of the Company (the “Common Stock”) by effecting a 10-for-1 reverse stock split (the “Reverse Stock Split”), as further described in the accompanying proxy statement (“Proxy Statement”), as a result of which shareholders of record of the Company who hold fewer than 10 pre-Reverse Stock Split shares of Common Stock will receive a cash payment of $0.50 per pre-Reverse Stock Split share (the “Cash Payment”) in lieu of receiving a fractional post-Reverse Stock Split share. Shareholders owning at least 10 pre-Reverse Stock Split shares, who after the Reverse Stock Split will continue as shareholders, but own a fractional share as the result of the Reverse Stock Split, will receive a cash payment of $0.50 based on the pre-Reverse Stock Split share equivalent of their fractional share. All such fractional shares acquired by the Company in the Reverse Stock Split will be cancelled and returned to the status of authorized but unissued shares.

2.
To consider and vote upon a proposal to reincorporate the Company from the State of Illinois to the State of Delaware by merging the Company with and into its newly-formed wholly-owned subsidiary, Quadrant 4 System Corporation, a Delaware corporation (“Q4 Delaware”), with Q4 Delaware as the surviving corporation (the “Reincorporation”).

3.	To consider and act upon such other business as may properly come before the meeting or any adjournments or postponements thereof.
The Board has fixed the close of business on [RECORD DATE], as the record date for the determination of shareholders entitled to receive notice of and to vote at the Special Meeting and at any adjournments or postponements thereof. A list of such shareholders will be available for inspection at the principal office of the Company at least 10 days before the date of the Special Meeting.
The accompanying Proxy Statement contains details on the Reverse Stock Split and the Reincorporation described in this letter, including important information concerning the Reverse Stock Split, the Cash Payment, terminating the registration of our Common Stock and the suspension of our duty to file periodic reports and other information with the SEC, as well as the Reincorporation. We strongly urge you to read the accompanying Proxy Statement, along with its Exhibits, carefully and in their entirety.
The Board has reviewed, analyzed and evaluated the fairness of the Reverse Stock Split and the Cash Payment. Although the Board of Directors has approved the Reverse Stock Split, the Cash Payment, the subsequent deregistration of our Common Stock and suspension of our duty to file periodic reports and other information with the SEC and the Reincorporation, the Board of Directors reserves the right to abandon, postpone or modify the foregoing at any time before they are consummated for any reason.
Your vote is very important.  The Reverse Stock Split cannot be consummated and the Cash Payment cannot be made unless the Company obtains the affirmative vote of holders of at least two-thirds of the voting power of our Common Stock “FOR” the Reverse Stock Split. The Reincorporation cannot be consummated unless the Company obtains the affirmative vote of holders of at least two-thirds of the voting power of our Common Stock “FOR” the Reincorporation.  Failing to vote with respect to a proposal has the same effect as a vote “AGAINST” that proposal.

Whether or not you plan to attend the Special Meeting, please complete, date, sign, and return, as promptly as possible, the enclosed proxy card in the accompanying prepaid reply envelope, or submit your proxy by telephone or the Internet. All shareholders are cordially invited to attend the Special Meeting. If you attend the Special Meeting and vote in person, your vote by ballot will revoke any proxy previously submitted. In order to be counted at the Special Meeting, your proxy card, telephone or electronic vote must be received by 11:59 p.m. (U.S. Central Time) on [DATE OF DAY PRIOR TO SPECIAL MEETING]. Your proxy is revocable in accordance with the procedures set forth in the Proxy Statement. Each shareholder is entitled to one vote for each share of Common Stock held as of the close of business on the Record Date.
If your shares of Common Stock are held in “street name” by your bank, broker, or other nominee, your bank, broker, or other nominee will be unable to vote your shares of Common Stock without instructions from you. You should instruct your bank, broker, or other nominee to vote your shares of Common Stock in accordance with the procedures provided by your bank, broker, or other nominee. The failure to instruct your bank, broker, or other nominee to vote your shares of Common Stock “FOR” the proposal to approve either the Reverse Stock Split or the Reincorporation will have the same effect as a vote “AGAINST” that proposal.
This Proxy Statement provides a detailed description of the Reverse Stock Split and the Reincorporation.  In addition, it contains important information regarding the Special Meeting. We urge you to read carefully this entire Proxy Statement, its exhibits, and all of the documents incorporated into this Proxy Statement by reference. You may also obtain additional information about the Company from documents we have filed with the United States Securities and Exchange Commission, which we refer to as the SEC, which are available for free without charge at the SEC’s website at www.sec.gov.

BY ORDER OF THE BOARD OF DIRECTORS

/s/ Nandu Thondavadi
Nandu Thondavadi, Ph.D.
Chief Executive Officer
Schaumburg, Illinois
 [_______ __], 2016
IMPORTANT
WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, WE HOPE YOU WILL VOTE AS SOON AS POSSIBLE. TO VOTE YOUR SHARES, PLEASE REFER TO THE INSTRUCTIONS FOR VOTING IN THE PROXY STATEMENT, THE NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIALS, OR THE PROXY CARD.

PRELIMINARY PROXY MATERIAL – SUBJECT TO COMPLETION

i

ii

EXHIBIT A:	PROPOSED ARTICLES OF AMENDMENT
EXHIBIT B:	OPINION OF THE BENCHMARK COMPANY, LLC
EXHIBIT C:	COMPANY FINANCIAL PROJECTIONS
EXHIBIT D:	MATERIALS PROVIDED BY THE BENCHMARK COMPANY, LLC
EXHIBIT E:	PROPOSED AGREEMENT AND PLAN OF MERGER
EXHIBIT F:	PROPOSED ILLINOIS ARTICLES OF MERGER
EXHIBIT G:	PROPOSED DELAWARE CERTIFICATE OF MERGER
EXHIBIT H:	PROPOSED AMENDED AND RESTATED DELAWARE CERTIFICATE OF INCORPORATION
EXHIBIT I:	PROPOSED DELAWARE BYLAWS
EXHIBIT J:	SECTION 11.70 OF THE ILLINOIS BUSINESS CORPORATION ACT (DISSENTER’S RIGHTS)

iii

DATED [_______ __], 2016
QUADRANT 4 SYSTEM CORPORATION
1501 E. Woodfield Road, Suite 205 S
 Schaumburg, IL 60173
PROXY STATEMENT
FOR
SPECIAL MEETING OF SHAREHOLDERS
 TO BE HELD ON [_______ __], 2016
INTRODUCTION
This Proxy Statement is furnished in connection with the solicitation by the Board of Directors (the “Board”) of Quadrant 4 System Corporation, an Illinois corporation (the “Company”, “we”, “us” or “our”), of proxies, in the accompanying form, to be used at a Special Shareholders’ Meeting to be held [________ ___, 2016, at 3:00 p.m. CST] at the Company’s headquarters, 1501 E. Woodfield Road, Suite 205 S, Schaumburg, IL 60173, and any adjournments thereof (the “Special Meeting”).
Proposals
Shareholders of the Company are being asked to consider and vote upon the following proposals at the Special Meeting:
1.
To consider and vote upon a proposal to amend the Company’s Articles of Incorporation (the “Articles of Incorporation”) to change the number of issued and outstanding shares of common stock, par value $0.001 per share, of the Company (the “Common Stock”) by effecting a 10-for-1 reverse stock split (the “Reverse Stock Split”), as further described in the accompanying proxy statement (“Proxy Statement”), as a result of which shareholders of record of the Company who hold fewer than 10 pre-Reverse Stock Split shares of Common Stock will receive a cash payment of $0.50 per pre-Reverse Stock Split share (the “Cash Payment” and collectively with the Reverse Stock Split, the “Transaction”) in lieu of receiving a fractional post-Reverse Stock Split share. Shareholders owning at least 10 pre-Reverse Stock Split shares, who after the Reverse Stock Split will continue as shareholders, but own a fractional share as the result of the Reverse Stock Split, will receive a cash payment of $0.50 based on the pre-Reverse Stock Split share equivalent of their fractional share. All such fractional shares acquired by the Company in the Reverse Stock Split will be cancelled and returned to the status of authorized but unissued shares.

2.
To consider and vote upon a proposal to reincorporate the Company from the State of Illinois to the State of Delaware by merging the Company with and into its newly-formed wholly-owned subsidiary, Quadrant 4 System Corporation, a Delaware corporation (“Q4 Delaware”), with Q4 Delaware as the surviving corporation (the “Reincorporation”).

3.	To consider and act upon such other business as may properly come before the meeting or any adjournments or postponements thereof.
The proposed amendment to the Articles of Incorporation (the “Amendment”) to accomplish the Reverse Stock Split is attached to this Proxy Statement as Exhibit A and the proposed form of Agreement and Plan of Merger, Articles of Merger and Certificate of Merger to accomplish the Reincorporation are attached to this Proxy Statement as Exhibits E, F and G, respectively.
Reverse Stock Split
The Board has determined that, for the Company, the costs of being a Securities and Exchange Commission (“SEC”) reporting company outweigh the benefits and, thus, it is no longer in the best interests of the Company and its shareholders for us to remain an SEC reporting company. The Reverse Stock Split will enable us to terminate the registration of our Common Stock under the Securities Exchange Act of 1934 (the “Exchange Act”), if, after the Reverse Stock Split, there are fewer than 300 record holders of our Common Stock and we make the necessary filings with the SEC.  The Board does not believe that there are feasible alternatives to the Reverse Stock Split.

The Board fully reviewed and considered the terms, purpose, alternatives and effects of the Reverse Stock Split and has determined that the Reverse Stock Split is in the best interests of the Company and is substantively and procedurally fair to the shareholders (including the unaffiliated shareholders) of the Company, including: (i) our shareholders who will be cashed-out as a result of the Reverse Stock Split and (ii) our shareholders who will continue to hold our Common Stock after the Reverse Stock Split. After studying the Reverse Stock Split and its anticipated effects on our shareholder (including unaffiliated shareholders), the Board has unanimously approved the Reverse Stock Split and deemed it procedurally and substantively fair to all of the Company’s shareholders (including the unaffiliated shareholders) and to the Company.
Reincorporation
The Board has further determined that it is advisable and in the best interests of the Company to change its state of incorporation from Illinois to Delaware via the Reincorporation, regardless of whether the Reverse Stock Split is approved and consummated, and regardless of whether the Company terminates the registration of its Common Stock under the Exchange Act, as is presently contemplated.
Voting
The Board has fixed [RECORD DATE] as the record date for the Special Meeting (the “Record Date”). Shareholders of record as of the Record Date are entitled to vote at the Special Meeting and any postponements or adjournments thereof. We cannot complete the Reverse Stock Split unless the holders of at least two-thirds of our issued and outstanding Common Stock on the Record Date approve the Amendment to effect the Reverse Stock Split at the Special Meeting.  We cannot complete the Reincorporation unless the holders of at least two-thirds of our issued and outstanding Common Stock on the Record Date approve the Reincorporation at the Special Meeting. On the Record Date, there were 108,861,774 shares of Common Stock outstanding.
Our executive officers and directors, who together hold or share the power to vote approximately 17.4% of the shares outstanding on the Record Date, have indicated they will vote in favor of both the Reverse Stock Split and the Reincorporation with respect to all shares for which they hold or share voting power.
Whether or not you plan to attend the Special Meeting, please complete, date, sign, and return, as promptly as possible, the enclosed proxy card in the accompanying prepaid reply envelope, or submit your proxy by telephone or the Internet. All shareholders are cordially invited to attend the Special Meeting. If you attend the Special Meeting and vote in person, your vote by ballot will revoke any proxy previously submitted. In order to be counted at the Special Meeting, your proxy card, telephone or electronic vote must be received by 11:59 p.m. (U.S. Central Time) on [DATE OF DAY PRIOR TO SPECIAL MEETING DATE]. Your proxy is revocable in accordance with the procedures set forth in the Proxy Statement. Each shareholder is entitled to one vote for each share of Common Stock held as of the close of business on the Record Date.
If your shares of Common Stock are held in “street name” by your bank, broker, or other nominee, your bank, broker, or other nominee will be unable to vote your shares of Common Stock without instructions from you. You should instruct your bank, broker, or other nominee to vote your shares of Common Stock in accordance with the procedures provided by your bank, broker, or other nominee.
This Proxy Statement provides a detailed description of the Reverse Stock Split and the Reincorporation. In addition, it contains important information regarding the Special Meeting. We strongly urge you to read carefully this entire Proxy Statement, its exhibits, and all of the documents incorporated into this Proxy Statement by reference. You may also obtain additional information about the Company from documents we have filed with the United States Securities and Exchange Commission, which we refer to as the SEC, which are available for free without charge at the SEC’s website at www.sec.gov.
NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED OF THE REVERSE STOCK SPLIT OR THE REINCORPORATION DESCRIBED HEREIN, PASSED UPON THE MERITS OR FAIRNESS OF SUCH TRANSACTIONS OR PASSED UPON THE ADEQUACY OR ACCURACY OF THE DISCLOSURE IN THIS PROXY STATEMENT. ANY REPRESENTATION TO THE CONTRARY IS UNLAWFUL AND A CRIMINAL OFFENSE. NO PERSON IS AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATION NOT CONTAINED IN THIS PROXY STATEMENT OR THE RELATED SCHEDULE 13E-3 TRANSACTION STATEMENT FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND IF GIVEN OR MADE, YOU SHOULD NOT RELY ON ANY SUCH INFORMATION OR REPRESENTATION AS HAVING BEEN AUTHORIZED BY THE COMPANY. ALL SHAREHOLDERS SHOULD CAREFULLY READ THIS PROXY STATEMENT AND ITS EXHIBITS IN THEIR ENTIRETY BEFORE MAKING ANY DECISION IN RESPECT OF OUR COMMON STOCK.

SUMMARY TERM SHEET
This Summary Term Sheet, together with the sections that follows, highlights selected information from this Proxy Statement about the proposed Reverse Stock Split.  This Summary Term Sheet may not contain all of the information that is important to you. For a more complete description of the Reverse Stock Split, you should carefully read this Proxy Statement and all of its Exhibits in their entirety. For your convenience, we have directed your attention to the location in this Proxy Statement where you can find a more complete discussion of each item listed below.
As used in this Proxy Statement, “the Company,” “we,” “our” and “us” refers to Quadrant 4 System Corporation.
The Reverse Stock Split is considered a “going private” transaction as defined in Rule 13e-3 promulgated under the Exchange Act, because it is intended to, and, if completed, will enable us to, terminate the registration of (or deregister) our Common Stock under Section 12(g) of the Exchange Act and suspend our duty to file periodic reports and other information with the SEC under Section 13(a) thereunder. In connection with the Reverse Stock Split, we have filed with the SEC a Rule 13e-3 Transaction Statement on Schedule 13E-3.
Reverse Stock Split	We will effect the Reverse Stock Split of our Common Stock, whereby every 10 shares of our Common Stock issued and outstanding as of the effective date of the Reverse Stock Split will be converted into one whole share of our Common Stock. In lieu of issuing any fractional shares to shareholders who will only hold fractional shares as a result of the Reverse Stock Split, we will make a Cash Payment equal to $0.50 per pre-Reverse Stock Split share to such shareholders. Accordingly, such shareholders owning fewer than 10 pre-Reverse Stock Split shares (the “Discontinued Shareholders”) will have no further interest in the Company, will no longer be shareholders of the Company and will be entitled to receive only the Cash Payment of $0.50 multiplied by the number of pre-Reverse Stock Split shares owned by them. However, shareholders owning at least 10 pre-Reverse Stock Split shares, who after the Reverse Stock Split will continue as shareholders, but own a fractional share as a result of the Reverse Stock Split will also receive a Cash Payment based on their pre-Reverse Stock Split share equivalent of their fractional share. The fractional shares purchased by the Company will be cancelled and returned to the status of authorized but unissued shares. Shareholders owning 10 or more pre-Reverse Stock Split shares will continue to be shareholders of the Company after the Reverse Stock Split. We anticipate that the Reverse Stock Split will occur as soon as possible after the date of the Special Meeting, subject to shareholder approval and subsequent final action by our Board of Directors. The Reverse Stock Split will become effective on the date the Company files the Amendment with the Secretary of State of the State of Illinois, or on any later date that the Company may specify in the Amendment. We intend to effect the Reverse Stock Split as soon as possible after the Reverse Stock Split is approved by our shareholders, subject to final authorization by our Board. Pursuant to Illinois law, the Reverse Stock Split requires the approval of holders of two-thirds of the voting power of the Company’s Common Stock. See “Special Factors - Material Terms” beginning on page 17, “Special Factors - Purpose of the Reverse Stock Split” beginning on page 17 and “Special Factors - Structure of the Reverse Stock Split” beginning on page 31, respectively.
Purpose of the Reverse Stock Split	The primary purpose of the Reverse Stock Split is to reduce the number of record holders of our Common Stock to fewer than 300, thereby allowing us to terminate the registration of (or deregister) our Common Stock under Section 12(g) of the Exchange Act and suspend our duty to file periodic reports and other information with the SEC under Section 13(a) commonly referred to as “going dark.” We intend to file a Form 15 (Certificate of Termination of Registration) with the SEC under the Exchange Act as soon as possible after consummation of the Reverse Stock Split so that we would no longer be required to file annual, quarterly or current reports (Forms 10-K, 10-Q and 8-K), and we would not be required to comply with the SEC’s proxy rules. The Reverse Stock Split is an isolated transaction and is not pursuant to a plan to periodically increase a shareholder’s proportionate interest in our assets or earnings and profits. After the Reverse Stock Split, but prior to the Reincorporation, if approved by the shareholders at the Special Meeting, the Company will continue to be subject to and will comply with the requirements of Illinois law, including requirements with respect to shareholder meetings and information dissemination. If the Reincorporation is approved and consummated, the Company will become subject to and will comply with the requirements of Delaware law, including requirements with respect to shareholder meetings and information dissemination. See “Special Factors - Purpose of the Reverse Stock Split” and “Special Factors - Effects of the Reverse Stock Split” beginning on pages 17 and 20, respectively.

Fairness	On September 27, 2016, The Benchmark Company, LLC, which we refer to as Benchmark, verbally rendered its opinion to our board of directors (which was subsequently confirmed in writing by delivery of Benchmark’s written opinion addressed to our board of directors dated September 27, 2016), as to whether the Cash Payment of $0.50 per tenth of a share to be received by the holders of the fractional shares of common stock of the Company resulting from the Reverse Stock Split was fair to such holders from a financial point of view. Benchmark’s opinion was directed to our Board of Directors (in its capacity as such) and addressed only whether the Cash Payment to be received by the holders of the fractional shares of common stock of the Company as a result of the Reverse Stock Split was fair to such holders from a financial point of view and did not address any other aspect or implication of the Reverse Stock Split or any other agreement, arrangement or understanding. The summary of Benchmark’s opinion in this Proxy Statement is qualified in its entirety by reference to the full text of its written opinion, which is attached as Exhibit B to this Proxy Statement and describes the procedures followed, assumptions made, qualifications and limitations on the review undertaken and other matters considered by Benchmark in connection with the preparation of its opinion. However, neither Benchmark’s opinion nor the summary of its opinion and the related analyses set forth in this Proxy Statement are intended to be, and do not constitute, advice or a recommendation to our board of directors, any security holder of our Company or any other person as to how to act or vote with respect to any mater relating to the Transaction. See “Special Factors - Fairness of Reverse Stock Split” beginning on page 22.

Effects	Following the completion of the Reverse Stock Split, certain shareholders who will continue as shareholders of the Company, including directors, executive officers and shareholders who may be deemed affiliates (based on beneficial ownership of 10% or more of our Common Stock), will own a slightly increased percentage of our outstanding Common Stock than such shareholder held prior to the Reverse Stock Split, as a result of the cash-out of holders of fractional share interests described above. We currently have no intention to change our business operations as a result of the Reverse Stock Split, or to engage in any extraordinary transactions, such as a merger or sale of assets as a result of the Reverse Stock Split. See “Special Factors - Background of the Reverse Stock Split”, beginning of page 17 and “Special Factors - Effects of the Reverse Stock Split” beginning on page 22.
Timing	We intend to effect the Reverse Stock Split as soon as possible after the Reverse Stock Split is approved by our shareholders, subject to final authorization by our Board. The effective date of the Reverse Stock Split will be determined by the Board. The record date of the Reverse Stock Split will be the same date as its effective date. See “Special Factors - Effects of the Reverse Stock Split” beginning on page 20.
Source of Funds	The total amount of funds necessary to make Cash Payments to shareholders in connection with the Reverse Stock Split and for related expenses is estimated to be approximately $30,000. See the information under the caption “Source and Amounts of Funds” beginning on page 57.
Voting Information	The affirmative vote of two-thirds of our Common Stock outstanding and entitled to vote is required to approve the Amendment to the Articles of Incorporation and thereby to effect the Reverse Stock Split. Our directors and executive officers have indicated that they intend to vote the shares of our Common Stock for which they hold or share voting power (18,895,203 shares of Common Stock, or approximately 17.4% of our issued and outstanding shares eligible to vote at the Special Meeting) “FOR” the Reverse Stock Split. See “Special Factors -- Shareholder Approval” beginning on page 32 and “Solicitation and Voting Procedures” beginning on page 58.
Tax Consequences	A shareholder who receives no Cash Payment as a result of the Reverse Stock Split (whether in complete redemption of the Common Stock or as a payment in lieu of a fractional share) generally will not recognize any gain or loss for U.S. federal income tax purposes. A shareholder who receives a Cash Payment in complete redemption of the Common Stock or in lieu of a fractional share of our Common Stock as a result of the Reverse Stock Split generally will recognize gain or loss for U.S. federal income tax purposes (and, in certain limited circumstances, be treated as having received a dividend distribution). The specific U.S. federal income tax consequences to a shareholder will depend on the particular circumstances of such shareholder. See “Other Matters Related to the Reverse Stock Split - Certain Material U.S. Federal Income Tax Consequences”, beginning on page 35. You are urged to consult with your own tax advisor regarding the tax consequences of the Reverse Stock Split to you in light of your own particular circumstances.

Payment and Exchange of Shares
As soon as practicable after the Reverse Stock Split, Security Transfer Corp. (the “Exchange Agent”) will send each shareholder an instruction letter describing the procedure for surrendering stock certificates in exchange for the Cash Payment. Upon receipt of properly completed documentation and stock certificates, each shareholder will be entitled to receive the Cash Payment for its fractional shares of Common Stock, without interest, from the Exchange Agent. We anticipate that our Exchange Agent will mail instruction letters to shareholders within five to ten (5 - 10) business days after the effective date of the Reverse Stock Split. Shareholders should allow approximately five (5) business days after mailing their properly completed documentation and stock certificates for such materials to be received by our Exchange Agent and should anticipate receiving their cash payment, without interest, after at least 10 business days after the receipt of such materials by our Exchange Agent. See “Special Factors – Effects of the Reverse Stock Split” beginning on page 20.

Shareholders with Shares Held in Street Name
If your shares are held in a stock brokerage account or by a bank, broker, or other nominee, you are considered the beneficial owner of shares held in “street name” with respect to those shares, and this Proxy Statement is being forwarded to you by your bank, broker, or other nominee. Your bank, broker, or other nominee is considered, with respect to those shares, the shareholder of record. Although the Reverse Stock Split is designed to reduce the number of shareholders of record, we intend to treat shareholders holding our Common Stock in street name in substantially the same manner as shareholders whose shares are registered in their names for purposes of the Reverse Stock Split. However, banks, brokers or other nominees may have different procedures, and shareholders holding our Common Stock in street name should contact their bank, broker or nominee regarding the treatment of their shares.  See the information under the caption “Special Factors – Effects of the Reverse Stock Split” beginning on page 20.

Reservation
The Board retains the right to abandon, postpone or modify the Reverse Stock Split, the subsequent intended deregistration of our Common Stock under the Exchange Act and the resulting suspension of our duty to file periodic reports and other information with the SEC thereunder and/or the Reincorporation if it determines that it is not in the best interest of the Company and its shareholders. A number of factors or circumstances could cause the Board to abandon, postpone or modify the transactions and such deregistration and suspension, including, without limitation, the following:

•
If, immediately prior to the Reverse Stock Split, the Board does not believe that the Reverse Stock Split will sufficiently reduce the number of record holders of our Common Stock to a level that reasonably assures us that the Company would not be required under the Exchange Act to revert to a public reporting company in the foreseeable future after the Reverse Stock Split is completed, then the Board may elect to abandon, postpone or modify the Reverse Stock Split.

•
Even if the aggregate cash payments to shareholders necessary to complete the Reverse Stock Split is within any budgetary guideline set by the Board, the Board may elect to abandon, postpone or modify the Reverse Stock Split if the then economic conditions or the financial condition of the Company, or their outlooks, be such that, in the judgment of the Board, it is no longer advisable to effect the Reverse Stock Split.

•
If the Board determines that it is in the best interests of the Company and its shareholders for the Company to enter into any other strategic transaction that may arise in the future, such as an asset or stock sale or a business combination transaction, then the Board may elect to abandon, postpone or modify the Reverse Stock Split and/or the Reincorporation.

•
If for any other reason the Board determines that the Reverse Stock Split or the Reincorporation is no longer in the best interest of the Company and its shareholders, then it may elect to abandon, postpone or modify the Reverse Stock Split or the Reincorporation.

•
If the Board determines to abandon, postpone or modify the Reverse Stock Split or the Reincorporation, then the Company will notify the shareholders of such determination in accordance with applicable rules and regulations. See “Special Factors - Reservation” beginning on page 34.

CAUTIONARY STATEMENT REGARDING FORWARD LOOKING STATEMENTS
This Proxy Statement contains certain statements that are “forward-looking statements.” Those statements may include statements regarding the intent, belief or current expectations of the Company or its officers with respect to: (i) the Company’s strategic plans and ability to complete and benefit from the Reverse Stock Split or the Reincorporation; (ii) the expenses associated with the Reverse Stock Split and the planned subsequent deregistration of our Common Stock under the Exchange Act and the resulting anticipated suspension of our duty to file periodic reports and other information with the SEC thereunder; (iii) the number of shareholders following the Reverse Stock Split; (iv) any projections or estimations of future savings of the Company as a result of the Reverse Stock Split; (v) the Company’s financial condition, results of operations, capital resources and business prospects following the Reverse Stock Split and the Reincorporation; and (vi) projections about the Company’s future financial performance. These forward-looking statements are based on a number of assumptions and currently available information, and are subject to a variety of risks and uncertainties. Although the Company believes that the assumptions on which the forward-looking statements contained herein are based are reasonable, any of those assumptions could prove to be inaccurate given the inherent uncertainties as to the occurrence or nonoccurrence of future events. There is no assurance that the forward-looking statements contained in this Proxy Statement will prove to be accurate. The inclusion of a forward-looking statement herein should not be regarded as a representation by the Company that its objectives will be achieved. The “safe-harbor” provisions of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Exchange Act do not apply to going-private transactions.

QUESTIONS AND ANSWERS REGARDING
 PROPOSALS FOR THE SPECIAL MEETING
The following are some questions about the Proposals Nos. 1 and 2 that may be raised by our shareholders, and answers to each of those questions. The answers to the questions below may not include all the information that is important to you. You are urged to read carefully this entire Proxy Statement and each of the documents that we have attached as exhibits to this Proxy Statement.
General Questions
Q: Where and when is the Special Meeting?
A: The Special Meeting will be held at the Company’s headquarters, 1501 E. Woodfield Road, Suite 205 S, Schaumburg, IL 60173 on _______ ___, 2016 at 3:00 p.m. Central Time.
Q: Who is entitled to vote at the Special Meeting?
A: Only holders of record of our Common Stock as of the close of business on [RECORD DATE], are entitled to notice of, and to vote at, the Special Meeting.
Q: What am I being asked to vote on at the Special Meeting?
A: Our shareholders will consider and vote upon Proposals Nos. 1 and 2.
Q: What is a “quorum” for purposes of the Special Meeting?
A: The presence, in person or by proxy, of the holders of record of a majority of the shares of the Company’s Common Stock entitled to be cast at the Special Meeting, is necessary to constitute a quorum.
Q: Who are the Filing Persons?
A: For the purposes of this Proxy Statement, the “Filing Persons” are those individuals and entities required under the rules of the SEC to provide certain disclosures to our shareholders in order for us to effect the Reverse Stock Split and the Reincorporation. See the information under the caption “Company Information – Certain Information Concerning the Company, the Company’s Directors and Executive Officers and the Filing Persons” in this Proxy Statement.
Q: How do I vote?
A: Sign and date each proxy card you receive and return it in the enclosed envelope prior to the Special Meeting or attend the Special Meeting and vote in person. You may also vote on the Internet or by telephone by following the instructions on the proxy card.
Q: What does it mean if I receive more than one proxy card?
A: If you receive more than one proxy card, your shares are registered in more than one name or are registered in different accounts. Please complete, sign and return each proxy card to ensure that all of your shares are voted.
Q: How many shares were outstanding on the record date?
A: At the close of business on the Record Date, there were 108,861,774 shares outstanding. Only shares of Common Stock outstanding on the record date will be eligible to vote on the Reverse Stock Split and the Reincorporation. At the Special Meeting, each share of Common Stock entitles the holder thereof to one vote.

Q: Can I change my vote?
A: Yes. You may change your proxy instructions at any time before the final vote at the Special Meeting. If you are the record holder of your shares, you may revoke your proxy in any one of three ways:
●	You may submit another proxy by signing, dating and returning a completed proxy card with a later date.
●	You may send a timely written notice that you are revoking your proxy to the Company’s Secretary at 1501 E. Woodfield Road, Suite 205 S, Schaumburg, IL 60173.
●	You may attend the Special Meeting and vote in person. Simply attending the Special Meeting will not, by itself, revoke your proxy.

If your shares are held by your broker or bank as a nominee or agent, you should follow the instructions provided by your broker or bank.

Q: Who can help answer my questions?
A: If you have additional questions about the Reverse Stock Split, the Reincorporation or any of the other disclosures in this Proxy Statement, you should contact us at (855) 995-7367.
Questions on Proposal No. 1 (Reverse Stock Split)
Q: How does the Board recommend that I vote on Proposal No. 1?
A: The Board unanimously recommends that you vote “FOR” the Reverse Stock Split and thereby the amendment to effect the Reverse Stock Split and making the attendant Cash Payment.
Q: How are broker non-votes counted for Proposal No. 1?
A: Broker non-votes generally occur when shares held by a broker, bank or other nominee for a beneficial owner are not voted with respect to a proposal because the broker, bank or other nominee has not received voting instructions from the beneficial owner and lacks discretionary authority to vote the shares. Banks, brokers and nominees normally have discretion to vote on “routine matters,” such as the ratification of independent registered public accounting firms, but not on non-routine matters, such as amendments to charter documents and the election of directors.  Proposal No. 1 is a “non-routine matter.”  Accordingly, broker non-votes will be counted for the purpose of determining the presence or absence of a quorum with respect to Proposal No. 1, but will not be counted for the purpose of determining the number of shares required to approve Proposal No. 1.  Accordingly, a broker non-vote will have the effect of a vote against the proposal.
Q: How are abstentions counted for Proposal No. 1?
A: A properly executed proxy marked “ABSTAIN” with respect to any such matter will be counted for purposes of determining whether there is a quorum with respect to Proposal No. 1. However, under Illinois law, a proxy marked “ABSTAIN” is not considered a vote cast.  Accordingly, an abstention will have the effect of a vote against the Reverse Stock Split proposal.

Q: What vote is required to approve Proposal No. 1?
A: Section 10.20(c) of the Illinois Business Corporation Act of 1983 (the “IBCA”) provides that the affirmative vote of the holders of at least two-thirds of our issued and outstanding Common Stock is required to amend the Articles of Incorporation and thereby to effect the Reverse Stock Split.
Q: What is the Reverse Stock Split?
The Reverse Stock Split is a reduction of the number of our authorized, issued and outstanding Common Stock in a ratio of 10 shares prior to the Reverse Stock Split to one share following the Reverse Stock Split. Shareholders that own less than 10 shares prior to the Reverse Stock Split will cease to own any shares of our Common Stock and instead will receive cash for their shares.

Q: What is the purpose of the Reverse Stock Split?
A: The Board has decided that, for the Company, the costs of being an SEC reporting company outweigh the benefits and, thus, it is no longer in our best interests or the best interests of our shareholders for us to remain an SEC reporting company. The Reverse Stock Split will enable us to terminate the registration of our Common Stock under the Exchange Act if, after the Reverse Stock Split, there are fewer than 300 record holders of our Common Stock and we make the necessary filings with the SEC.
Q: How will the Reverse Stock Split affect the day-to-day operations of the Company?
A: Though the Reverse Stock Split will have very little effect on the Company’s business and operations, it will reduce management time spent on compliance and disclosure matters attributable to our Exchange Act filings, and may therefore enable management to increase its focus on managing our business and growing shareholder value.

Q: What are some of the advantages of the Reverse Stock Split?
A: The Board believes that the Reverse Stock Split may have the following advantages, among others:
●
through the Reverse Stock Split we will be able to provide complete liquidity for certain of our shareholders at a price determined by the Board to be fair and in the best interests of the shareholders, where there has historically been somewhat limited liquidity available through the public trading markets;

●	shareholders will have some ability to either buy or sell shares in order to determine whether to remain as shareholders or to be cashed out;
●
we will eliminate the significant costs and time commitments of our directors and executives related to complying with our obligations as a public company to the benefit of those shareholders remaining after the Reverse Stock Split. Since we will no longer have to comply with the public reporting and other requirements of the Exchange Act and the Sarbanes-Oxley Act of 2002 (the “Sarbanes-Oxley Act”), we will no longer need to incur certain expenses relating to printing and mailing shareholder documents, our investor relations function, SEC filing fees and personnel time required to comply with our obligations under certain U.S. federal securities laws. We estimate that following the Reverse Stock Split, we will save approximately $700,000 in cash before taxes on an annual basis;

●
shareholders will not be obligated to pay any commissions in connection with the Cash Payment resulting from the Reverse Stock Split, however, if a shareholder holds shares through a nominee the nominee may charge a fee;

●	in light of the limited liquidity of our Common Stock, we will lose only limited liquidity as a benefit of being registered with the SEC;
●	the Reverse Stock Split will affect our affiliated and un-affiliated shareholders equally; and
●	the Reverse Stock Split will have minimal effect on the voting power of the Company’s shareholders as the changes in ownership percentage will be slight.
See the information under the captions “Special Factors—Purpose of the Reverse Stock Split” and “Special Factors—Reasons for the Reverse Stock Split” in this Proxy Statement.
Q: What are some of the disadvantages of the Reverse Stock Split?
A: The Board believes that the Reverse Stock Split may have the following disadvantages, among others:
●
after the Reverse Stock Split, we intend to deregister our Common Stock under the Exchange Act and to thereby suspend our duty to file periodic reports and other information with the SEC thereunder and, therefore, we will no longer be subject to the reporting requirements under the Exchange Act, such as periodic filings of financial statements and proxy or proxy statement disclosures in connection with shareholder meetings;

●	we will no longer report our quarterly or annual results of operations or activities in reports filed with the SEC under the Exchange Act;
●
because the reporting requirements of the Exchange Act will no longer apply, less information about us will be required to be furnished to those shareholders who continue to hold our Common Stock after the deregistration;

●	shareholders holding our Common Stock following the Reverse Stock Split may face a lack of a liquid market for their Common Stock;
●	the reporting and short-swing profit recapture provisions of Section 16 of the Exchange Act will no longer apply to our executive officers, directors and 10% shareholders;
●	we may experience a post-transaction decline in the price of our Common Stock due to illiquidity;
●
we will have no ability to access the public capital markets and to use public securities in attracting and retaining executives and other employees and a decreased ability to use stock to acquire other companies;

●
although we plan, at this time, to continue to engage independent accountants to audit the annual financial statements of the Company, and are presently required to do so pursuant to the terms of our senior secured credit facility, these financial statements may be less comprehensive than the financial statements that we are required to maintain and report as a public reporting company;

●
shareholders owning fewer than 10 pre-Reverse Stock Split shares will, after giving effect to the Reverse Stock Split, no longer have any equity interest in the Company and, therefore, will not participate in our future earnings or growth, if any;

●
the Reverse Stock Split will require shareholders owning fewer than 10 pre-Reverse Stock Split shares to involuntarily surrender their shares in exchange for cash, rather than choosing their own time and price for disposing of their shares of our Common Stock;

●
Cash Proceeds received in the Reverse Stock Split may be taxable income or gain (depending, among other things, on the shareholder’s tax basis for the Common Stock surrendered in the Reverse Stock Split);

●	we will incur costs associated with the Reverse Stock Split and the Reincorporation;
●
there is the potential for renewed applicability of public reporting requirements if shareholders who continue to hold our Common Stock after the Reverse Stock Split transfer stock in a manner that results in more than 500 record holders; and

●
certain rights and protections that the U.S. federal securities laws give to shareholders of public companies will cease and the termination of our Exchange Act registration will make many of the provisions of the Exchange Act that are intended to protect investors, such as the short-swing profit provisions of Section 16, the proxy solicitation rules under Section 14 and the stock ownership reporting rules under Section 13, no longer applicable, and the Sarbanes-Oxley Act, which imposed many additional rules and regulations on public companies that were designed to protect investors, will no longer apply to us.

See the information under the caption “Special Factors—Effects of the Reverse Stock Split” in this Proxy Statement.
Q: What are some of the factors that the Board considered in approving the Reverse Stock Split?
A: In addition to the advantages and disadvantages described above, the Board considered numerous factors in recommending approval of the Reverse Stock Split, including:
●
internal discussions and conclusions about the fairness to our shareholders of the price of $0.50 per pre-Reverse Stock Split share to be paid following the Reverse Stock Split to our shareholders holding fractional share interests as a result of the Reverse Stock Split;

●
the oral opinion of Benchmark to our board of directors (in its capacity as such) on September 27, 2016, based upon and subject to the procedures followed, assumptions made, qualifications and limitations on the review undertaken and other matters considered by Benchmark as set forth in its written opinion, as to whether, as of such date, the cash payment of $0.50 per tenth of a share to be received by the holders of the fractional shares of common stock of the Company resulting from the Reverse Stock Split was fair to such holders from a financial point of view;

●
the fact that the $0.50 per share price represented a premium of approximately $0.25 or 100% to the 30-day volume weighted average price of $0.25 as of September 27, 2016 (the date of the opinion) of the Common Stock;

●	the fact that there has been only a limited and inconsistent public trading market for our Common Stock;

●	the various costs and benefits of remaining an SEC-registered company;
●
the fact that a substantial number of our shareholders will have an opportunity to liquidate their holdings at a price of $0.50 per share pursuant to the Reverse Stock Split without any brokerage costs;

●	the lack of attractive strategic alternatives;
●	the significant capital required to improve our business and the available alternatives to finance these capital expenditures; and
●
the structure of the transaction allows shareholders to vote for or against proceeding with the Reverse Stock Split, thus allowing all interested shareholders to express their view and have an effect on the outcome.

For a more comprehensive review of the factors considered by the Board, see the information under the caption “Special Factors” in this Proxy Statement.
Q: What will the effect of the Reverse Stock Split be?
A: The effect of the Reverse Stock Split will be as follows:
●
when the Reverse Stock Split becomes effective, if you are a holder of at least one share of Common Stock you will not need to take any immediate action, including exchanging or returning any existing stock certificates. After the consummation of the transaction, pursuant to the IBCA and the Bylaws of the Company (the “Bylaws”), the Company, through the Exchange Agent, will issue uncertified shares for those shareholders eligible to receive at least one share of post-Reverse Stock Split Common Stock in exchange for their pre-Reverse Stock Split shares of Common Stock. Shares will be issued in book entry format eligible for DTC’s Direct Registration System. As a result, no physical stock certificate will be issued to shareholders continuing after the consummation of the Reverse Stock Split. If you hold a fractional share as a result of the Reverse Stock Split you will be entitled to receive a Cash Payment based on your pre-Reverse Stock Split share equivalent of your fractional share. If you hold fewer than 10 pre-Reverse Stock Split shares you will have no further interest in the Company after you receive your Cash Payment. However, shareholders owning at least 10 pre-Reverse Stock Split shares, who after the Reverse Stock Split will continue as shareholders, but own a fractional share as a result of the Reverse Stock Split will also receive a Cash Payment based on their pre-Reverse Stock Split share equivalent of their fractional share. The fractional shares purchased by the Company will be cancelled and returned to the status of authorized but unissued shares;

●
when the Reverse Stock Split is effective, if you are a holder of less than one share of Common Stock, you will receive a cash payment of $0.50 per pre-Reverse Stock Split share. Within five to ten business days after the Reverse Stock Split, you will be notified and asked to surrender any physical stock certificates that you may hold to the Exchange Agent. You should allow for approximately five business days after mailing for the Exchange Agent to receive your stock certificates surrendered. Upon receipt of a properly completed letter of transmittal and your stock certificates by the Exchange Agent, you will receive your Cash Payment after at least ten business days; and

●
the Reverse Stock Split will not affect holders of our outstanding options and warrants to purchase shares of our Common Stock, whether exercisable or unexercisable.  Holders of outstanding options will, following the Reverse Stock Split, continue to hold these options and the exercise period or vesting schedule of these stock options will not be affected; however, the exercise price and number of shares underlying such stock options shall be adjusted.

Shareholders holding our Common Stock in “street name” (that is, in a brokerage account) may be subject to special requirements. Please carefully review the information under the caption “Special Factors—Effects of the Reverse Stock Split” in this Proxy Statement.
Q: How will payment for shares be effected?
A: Within five to ten business days after the effective date of the Reverse Stock Split, the Exchange Agent will send all shareholders with physical stock certificates representing the right to receive Cash Payments a letter of transmittal with instructions to be used to transmit stock certificates to the Company. Upon proper completion and execution of the letter of transmittal, and the return of the letter of transmittal and accompanying stock certificate(s) to the Exchange Agent, each shareholder entitled to receive payment will receive a check for such shareholder’s shares of Common Stock. Shareholders should allow for approximately five business days after mailing for the Exchange Agent to receive the letter of transmittal and accompanying stock certificate. The Exchange Agent will send a check for such shareholder’s stock after at least ten business days after receiving such properly completed letter of transmittal and accompanying stock certificate. In the event we are unable to locate a shareholder, or if a shareholder fails properly to complete, execute and return the letter of transmittal and accompanying stock certificate to the Exchange Agent, any funds payable to such holder pursuant to the Reverse Stock Split will be held in escrow until a proper claim is made, subject to applicable abandoned property laws. Please do not send your stock certificates to us or the Exchange Agent until you have received the letter of transmittal and instructions. See the information under the caption “Special Factors –– Structure of the Reverse Stock Split – Exchange of Certificates for Cash Payment” in this Proxy Statement.

Q: What are the interests of our directors and executive officers in the Reverse Stock Split?
A: As a result of the Reverse Stock Split, we estimate that certain of our directors and executive officers will increase their collective percentage beneficial ownership of our Common Stock (inclusive of options and warrants exercisable within 60 days] from approximately 21.0% to 21.1%. See the information under the caption “Other Matters Related to the Reverse Stock Split – Potential Conflicts of Interest” starting on page 35.
Q: What if I hold Common Stock in “street name”?
A: If you hold Common Stock in “street name,” then your broker, bank or other nominee is considered the shareholder of record with respect to those shares and not you. We intend to treat shareholders holding our Common Stock in street name through a nominee (such as a broker, bank or other nominee) in the same manner as shareholders whose shares are registered in their own name. Accordingly, if you hold 10 or more shares of Common Stock in street name you will remain a shareholder after consummation of the Reverse Stock Split, but will receive a cash payment for any fractional shares. On the other hand, if you hold fewer than 10 shares of Common Stock in street name it is intended that you receive cash for your shares. However, it is also possible that the bank, broker or other nominee also holds shares for other beneficial owners of our Common Stock and that it may hold 10 or more shares in the aggregate. Therefore, depending upon your nominee’s procedures, your nominee may not be obligated to treat the Reverse Stock Split as affecting its beneficial holders’ shares and you may not receive cash for your fractional interests. If you hold fewer than 10 shares of Common Stock in street name, we encourage you to contact your bank, broker or other nominee directly as soon as possible so that arrangements can be made, if necessary, to register your holdings to ensure that you receive the Cash Payment. See the information under the caption “Special Factors—Effects of the Reverse Stock Split” in this Proxy Statement.
Q: What if I hold 10 or more Common Stock in the aggregate through multiple brokerage or record accounts or a combination of brokerage and record accounts, each with fewer than 10 shares?
A: If you hold a total of 10 or more shares of Common Stock divided up among multiple brokerage and/or record accounts, each with fewer than 10 shares, we urge you to contact your bank, broker or other nominee immediately to make arrangements to register and/or consolidate your holdings or take such other steps as may be necessary in order to avoid processing delays after consummation of the Reverse Stock Split. See the information under the caption “Special Factors—Effects of the Reverse Stock Split” in this Proxy Statement.

Q: If I own fewer than 10 shares of Common Stock, is there any way I can continue to be a shareholder of the Company after the Reverse Stock Split?
A: If you own fewer than 10 shares of our Common Stock before the Reverse Stock Split, the only way you can continue to be a shareholder of the Company after the Reverse Stock Split is to acquire, prior to the effective date of the Reverse Stock Split, sufficient additional shares to cause you to own a minimum of 10 shares on the effective date. However, given the historically limited liquidity of our Common Stock, we cannot assure you that any shares will be available for purchase and thus there can be no assurance that you will be able to acquire sufficient shares to meet or exceed the required 10 shares. In such an instance, you would no longer remain a shareholder of the Company after the effective date for the Reverse Stock Split.
Q: Is there anything I can do if I own more than 10 shares of Common Stock, but would like to take advantage of the opportunity to receive cash for my shares as a result of the Reverse Stock Split?
A: If you own more than 10 shares of our Common Stock before the Reverse Stock Split, you will only receive a Cash Payment for your fractional shares. If, prior to the effective date of the Reverse Stock Split, you reduce your stock ownership to fewer than 10 shares by selling or otherwise transferring shares, then you will receive a Cash Payment for your fractional shares. However, there can be no assurance that any purchaser for your shares will be available.
Q: How did the Board determine the Reverse Stock Split ratio of 10-for-1? Could the Board determine that a different ratio should be used for the Reverse Stock Split?

A: On August 24, 2016, the Board initially approved a ratio for the Reverse Stock Split of 10-for-1. The Board may at any time prior to the effectiveness of the Reverse Stock Split determine to use a different ratio if the Board determines that it is in the best interests of our shareholders to do so. If the Board subsequently alters the ratio, we will provide you with notice through an amendment to this Proxy Statement.
Q: What will happen if the Reverse Stock Split is approved by our shareholders?
A: Assuming that we have fewer than 300 record holders of our Common Stock after the Reverse Stock Split, we intend to file with the SEC to deregister our shares of Common Stock under the Exchange Act. Effective upon filing, obligation to file reports with SEC will be suspended, and 90 days thereafter the deregistration of our Common Stock will become effective and we will no longer be subject to the requirements of the Exchange Act. We will also no longer be subject to the provisions of the Sarbanes-Oxley Act.

Q: What will happen if the Reverse Stock Split is not approved?
A: If the Reverse Stock Split is not approved by our shareholders, we will continue to operate our business, and we will continue to incur the costs involved with being a public company. We also may decide to evaluate and explore available alternatives, if the Board of Directors considers them feasible and advisable.  In addition, we will proceed with the Reincorporation if our shareholders approve Proposal No. 2.
Q: Can the Board determine not to proceed with the Reverse Stock Split as currently contemplated?
A: The Board may determine not to proceed with the Reverse Stock Split as currently contemplated, or to change certain of the terms of the Reverse Stock Split, if it believes that abandoning or changing the terms of the Reverse Stock Split is in the best interests of our shareholders. If the Board determines not to proceed with the Reverse Stock Split, we will continue to operate our business as presently conducted. See the information under the caption “Special Factors—Reservation” in this Proxy Statement.
Q: What are the U.S. federal income tax consequences of the Reverse Stock Split to me?
A: A shareholder who receives no Cash Payment as a result of the Reverse Stock Split (whether in complete redemption of the Common Stock or as a payment in lieu of a fractional share) generally will not recognize any gain or loss for U.S. federal income tax purposes. A shareholder who receives a Cash Payment in complete redemption of the Common Stock or in lieu of a fractional share of our Common Stock as a result of the Reverse Stock Split generally will recognize gain or loss for U.S. federal income tax purposes (and, in certain limited circumstances, be treated as having received a dividend distribution). The specific U.S. federal income tax consequences to a shareholder will depend on the particular circumstances of such shareholder. See “Other Matters Related to the Reverse Stock Split - Certain Material U.S. Federal Income Tax Consequences” in this Proxy Statement. You are urged to consult with your own tax advisor regarding the tax consequences of the Reverse Stock Split to you in light of your own particular circumstances.

Q: What information will I be able to get about the Company if I continue to hold shares after the Reverse Stock Split?
A: After the Reverse Stock Split, we do not intend to make available to our shareholders any financial or other information about us that is not required by law. We do not intend, but may in our discretion elect, to distribute press releases for material and other events. We will continue to hold shareholder meetings as required under Illinois law (or Delaware law, if Proposal No. 2 is approved and we complete the Reincorporation), including annual meetings, or to take actions by written consent of our shareholders in lieu of meetings.
Q: What is the total cost of the Reverse Stock Split to the Company?
A: Upon consummation of the Reverse Stock Split, a maximum of approximately $30,000 will be required to cash-out fractional shares as part of the transaction. However, the amount actually paid in connection with the Reverse Stock Split could be less or more depending on how many shares we are actually required to cash-out upon consummation of the Reverse Stock Split, which will depend in part on whether shareholders who presently own less than 10 shares buy additional shares in order to remain shareholders following the Reverse Stock Split and whether shareholders who presently own 10 or more shares sell shares in order to participate in the cash-out with respect to all of such shareholders shares. We anticipate incurring approximately $203,000 in advisory, legal, financial, accounting, printing and other fees and costs in connection with the transaction. See the information under the caption “Other Matters Related to the Reverse Stock Split—Source and Amounts of Funds”.
Q: What does the deregistration of our Common Stock mean?
A: Following the Reverse Stock Split, we expect to have fewer than 300 shareholders of record. This will make us eligible to terminate the registration of our Common Stock under the Exchange Act. Following the termination of the registration of our Common Stock under the Exchange Act, we will no longer be required to file annual, quarterly and other reports with the SEC, and beginning 90 days after such deregistration, our executive officers, directors and 10% shareholders will no longer be required to file reports with the SEC relating to their transactions in our Common Stock. Our Common Stock will not be registered on any stock exchange and we expect that any trading in our Common Stock would continue only in privately negotiated sales in the over-the-counter (OTC) market. See the information under the captions “Special Factors—Effects of the Reverse Stock Split” in this Proxy Statement.
Q: Am I entitled to appraisal or dissenters’ rights in connection with the Reverse Stock Split?
A: Under Illinois law, our Articles of Incorporation and our Bylaws, no appraisal or dissenters’ rights are available to our shareholders who dissent from the Reverse Stock Split.
Q: At what prices has our stock traded recently?
A: There is currently no established public trading market for our Common Stock. Our Common Stock is currently quoted on the OTC Markets, formerly known as the “Pink Sheets”, under the symbol “QFOR”. The OTC Markets is a centralized quotation service that collects and publishes market maker quotes for over-the-counter securities in real time. Over-the-counter market quotations, like those on the OTC Markets, reflect inter-dealer prices, without retail mark-up, mark-down, or commission and may not necessarily represent actual transactions. On September 23, 2016, the closing price of our Common Stock was $0.32. See the information under the caption “Company Information—Company Securities” in this Proxy Statement.

Q: Am I permitted to trade my stock prior to the Reverse Stock Split?
A: Shareholders are not prohibited from or restricted in trading their shares prior to the Reverse Stock Split. However, the price of our Common Stock is volatile, in part because of the low volume of trading. This volatility may increase due to the announcement of the Reverse Stock Split and Reincorporation, especially if shareholders begin purchasing in high volumes to cover short positions. See the information under the caption “Special Factors—Effects of the Reverse Stock Split” in this Proxy Statement.

Q: Should I send in my stock certificates now?
A: No. If the Reverse Stock Split is completed, we subsequently will send instructions on how to receive any cash payments to which you may be entitled.
Questions on Proposal No. 2 (Reincorporation)
Q: How does the Board recommend that I vote on Proposal No. 2?
A: The Board unanimously recommends that you vote “FOR” the Reincorporation.
Q: How are broker non-votes counted for Proposal No. 2?
A: Broker non-votes generally occur when shares held by a broker, bank or other nominee for a beneficial owner are not voted with respect to a proposal because the broker, bank or other nominee has not received voting instructions from the beneficial owner and lacks discretionary authority to vote the shares. Banks, brokers and nominees normally have discretion to vote on “routine matters,” such as the ratification of independent registered public accounting firms, but not on non-routine matters, such as amendments to charter documents and the election of directors.  Proposal No. 2 is a “non-routine matter.”  Accordingly, broker non-votes will be counted for the purpose of determining the presence or absence of a quorum with respect to Proposal No. 2, but will not be counted for the purpose of determining the number of shares required to approve Proposal No. 2.  Accordingly, a broker non-vote will have the effect of a vote against the proposal.
Q: How are abstentions counted for Proposal No. 2?
A: A properly executed proxy marked “ABSTAIN” with respect to any such matter will be counted for purposes of determining whether there is a quorum with respect to Proposal No. 2. However, under Illinois law, a proxy marked “ABSTAIN” is not considered a vote cast.  Accordingly, an abstention will have the effect of a vote against the Reverse Stock Split proposal.

Q: What vote is required to approve Proposal No. 2?
A: Section 10.20(c) of the Illinois Business Corporation Act of 1983 (the “IBCA”) provides that the affirmative vote of the holders of at least two-thirds of our issued and outstanding Common Stock is required to amend the Articles of Incorporation and thereby to effect the Reincorporation.
Q: What is the Reincorporation?
The Reincorporation is a transaction that would result in the Company, which is an Illinois corporation, merging with and into its newly-form wholly owned subsidiary, also called “Quadrant 4 System Corporation,” which is a Delaware corporation (“Q4 Delaware”).  As a result of the merger, all assets and liabilities of the Company would become assets and liabilities of Q4 Delaware, and all shareholders of the Company would become stockholders of Q4 Delaware, by operation of law.  There would be no effect on the day-to-day operations of the Company or the interests of the shareholders in the Company.  Please refer to “Details of Proposal No. 2 (Reincorporation) below for additional information on the Reincorporation.
Q: What is the purpose of the Reincorporation?
A: The Board has decided that, whether or not the Reverse Stock Split is approved, it is in the best interests of the Company to change its state of incorporation from Illinois to Delaware, for several reasons including Delaware’s well-established corporate law, corporate governance principles, and experience handing complex corporate issues in an efficient, cost-effective and timely manner.  Please refer to “Details of Proposal No. 2 (Reincorporation)” below for additional information on the Reincorporation.
Q: How will the Reincorporation affect the day-to-day operations of the Company?
A: The Reincorporation will have no material effect on the day-to-day operations of the Company.  Please refer to “Details of Proposal No. 2 (Reincorporation)” below for additional information on the Reincorporation.

Q: What will happen if the Reincorporation is approved by our shareholders?
A: If the Reincorporation is approved by our shareholders, we intend to execute an Agreement and Plan of Merger with Q4 Delaware providing for the merger of the Company with and into Q4 Delaware, to file Articles of Merger with the Secretary of State of the State of Illinois, to file a Certificate of Merger with the Secretary of State of the State of Delaware, and otherwise to complete the merger of the Company with and into Q4 Delaware.

Q: What will happen if the Reincorporation is not approved?
A: If the Reincorporation is not approved by our shareholders, the Company will continue to operate its business as an Illinois corporation.  In addition, we will proceed with the Reverse Stock Split if our shareholders approve Proposal No. 1.
Q: Can the Board determine not to proceed with the Reincorporation as currently contemplated?
A: The Board may determine not to proceed with the Reincorporation as currently contemplated, or to change certain of the terms of the Reincorporation, if it believes that abandoning or changing the terms of the Reincorporation is in the best interests of our shareholders. If the Board determines not to proceed with the Reincorporation, we will continue to operate our business as presently conducted.
Q: What are the U.S. federal income tax consequences of the Reincorporation to me?
A: The Company believes that the Reincorporation will constitute a tax-free reorganization within the meaning of Section 368(a)(1)(F) of the Internal Revenue Code (the “Code”). Assuming that the Reincorporation will be treated for U.S. federal income tax purposes as a reorganization within the meaning of Section 368(a)(1)(F) of the Code, and subject to the qualifications and assumptions described in this Proxy Statement: (i) holders of Common Stock will not recognize any gain or loss as a result of the consummation of the Reincorporation; (ii) the aggregate tax basis of shares of Q4 (Delaware)’s Common Stock received in the Reincorporation will be equal to the aggregate tax basis of the shares of Common Stock of the Company converted therefor; and (iii) the holding period of the shares of Q4 (Delaware)’s Common Stock received in the Reincorporation will include the holding period of the shares of Q4 (Illinois) Common Stock converted therefor.  See “Details Regarding Proposal No. 2 - Reincorporation - Certain Federal Income Tax Consequences”. You are urged to consult with your own tax advisor regarding the tax consequences of the Reincorporation to you in light of your own particular circumstances.
Q: What is the total cost of the Reincorporation to the Company?
A: We anticipate incurring approximately $10,000 in advisory, legal, financial, accounting, printing and other fees and costs in connection with the Reincorporation. See the information under the caption “Details Regarding Proposal No. 2 - Reincorporation—Source and Amounts of Funds”.
Q: Am I entitled to appraisal or dissenters’ rights in connection with the Reincorporation?
A: Under Illinois law, Company shareholders who do not vote in favor of the Reincorporation and who follow certain other procedures summarized below will have the right to dissent from the merger of Q4 Illinois into Q4 Delaware which effectuates the Reincorporation and to obtain payment for their shares in the form of cash in the event of the completion of the Reincorporation. See the information under the caption “Details Regarding Proposal No. 2 - Reincorporation—Dissenters’ or Appraisal Rights”.

Q: Am I permitted to trade my stock prior to the Reincorporation?
A: Shareholders are not prohibited from or restricted in trading their shares prior to the Reincorporation. However, the price of our Common Stock is volatile, in part because of the low volume of trading. This volatility may increase due to the announcement of the Reverse Stock Split and Reincorporation, especially if shareholders begin purchasing in high volumes to cover short positions. See the information under the caption “Special Factors—Effects of the Reverse Stock Split” in this Proxy Statement.

SPECIAL FACTORS
Material Terms
The Board has authorized the Reverse Stock Split in order to reduce the number of record holders of our Common Stock to fewer than 300. As a result of the Reverse Stock Split, shareholders holding fewer than 10 Pre-Reverse Stock Split shares as of the effective date of the Reverse Stock Split will have no further interest in the Company and will no longer be shareholders of the Company. Shareholders holding 10 or more pre-Reverse Stock Split shares as of the effective date of the Reverse Stock Split will continue to be shareholders of the Company after the Reverse Stock Split.
In lieu of issuing any fractional shares otherwise issuable to shareholders who hold fewer than 10 pre-Reverse Stock Split shares, we will make the cash payment of $0.50 per pre-Reverse Stock Split share to such shareholders. Shareholders owning at least 10 pre-Reverse Stock Split shares, who after the Reverse Stock Split will continue as shareholders, but own a fractional share as the result of the Reverse Stock Split, will receive a Cash Payment based on the pre-Reverse Stock Split share equivalent of their fractional share. All such fractional shares acquired by the Company in the Reverse Stock Split will be cancelled and returned to the status of authorized but unissued shares.
Purpose of the Reverse Stock Split
The purpose of the Reverse Stock Split is to reduce the number of record holders of our Common Stock to fewer than 300, thereby enabling us to deregister our Common Stock under the Exchange Act and suspend our duty to file periodic reports and other information with the SEC thereunder. This will enable us to terminate the Company’s status as a public reporting company with the SEC and reduce the financial and administrative costs incurred with respect to such status. The Reverse Stock Split is an isolated transaction and is not pursuant to a plan to periodically increase a shareholder’s proportionate interest in our assets or earnings and profits.
In determining whether the number of our shareholders of record falls below 300 as a result of the Reverse Stock Split, we must count shareholders of record in accordance with Rule 12g5-1 under the Exchange Act. Rule 12g5-1 provides, with certain exceptions, that in determining whether issuers, including the Company, are subject to the registration provisions of the Exchange Act, securities are considered to be “held of record” by each person who is identified as the owner of such securities on the respective records of security holders maintained by or on behalf of the issuers.
As a result of the Reverse Stock Split, we anticipate that the number of shares of our Common Stock issued and outstanding will be reduced from 108,861,774 (the number expected to be outstanding as of the Record Date) to approximately 108,801,774. After completion of the proposed acquisition of fractional shares, we anticipate that the total number of record holders of our Common Stock will be reduced from approximately 487 to 187, because we have approximately 300 shareholders of record who hold nine or fewer shares of our Common Stock, approximately 280 of whom hold only one share.
The cash-out of fractional shareholder interests represents the anticipated cancellation of 60,000 pre-Reverse Stock Split shares, or approximately 0.1% of our outstanding pre-Reverse Stock Split shares.
We estimate that the total cash to be paid to shareholders will be approximately $30,000. In addition, the other expenses incurred to effect the Reverse Stock Split and the Reincorporation are estimated to be approximately $193,000 and $10,000, respectively. The cash to be paid to shareholders and for expenses are expected to be paid out of our currently available cash, which may include drawdowns under our existing Loan Agreement. The fractional shares acquired by the Company in the transaction will be cancelled and returned to the status of authorized but unissued shares of our Common Stock.
Upon the filing of the Form 15 with the SEC, our obligation to file periodic reports under the Exchange Act will be immediately suspended. Deregistration of our Common Stock will be effective 90 days after filing of the Form 15. Upon deregistration of our Common Stock, our obligation to comply with the requirements of the proxy rules and to file proxy statements under Section 14 of the Exchange Act will also be terminated. We will not be required to file periodic reports with the SEC in the future unless we subsequently file another registration statement under the Securities Act of 1933, as amended, or have record holders of our Common Stock in excess of 500 on the first day of a subsequent fiscal year.

Background of the Reverse Stock Split
We, together with our predecessors in interest, have been a publicly reporting company since 1992. As a public reporting company, we expected to be able to leverage our public company equity to raise capital and pursue acquisitions to help grow our business and expand our operations; however, in recent years, we have found it difficult to raise significant capital and at this point have no present plans or proposals to do so, although we routinely have discussions with potential sources of capital, and expect to continue to have such discussions following the Reverse Stock Split. Furthermore we have experienced limited trading volume, volatile trading prices and low trading prices for our Common Stock, and have derived only minimal benefits from being a public reporting company. In addition, there is currently no established public trading market for our Common Stock. Our Common Stock is currently quoted on the OTC Markets, formerly known as the “Pink Sheets”, under the symbol “QFOR”. The OTC Markets is a centralized quotation service that collects and publishes market maker quotes for over-the-counter securities in real time. Over-the-counter market quotations, like those on the OTC Markets, reflect inter-dealer prices, without retail mark-up, mark-down, or commission and may not necessarily represent actual transactions. Our Common Stock has failed to attract significant interest from institutional investors or market analysts, which could have created a more active and liquid market for our Common Stock. Our Board of Directors does not presently intend to raise capital through sales of our securities in a public offering.  As a result of the foregoing, we are not likely to make use of the advantages for raising capital, effecting acquisitions or other purposes that our status as a public reporting company may offer.
Chronology of Deliberations
Starting in January 2015, we began evaluating: (i) the advantages and disadvantages of being a public reporting company, including the costs with respect to filing reports and other information with the SEC, complying with certain of the rules and regulations under the Sarbanes-Oxley Act of 2002, and complying with applicable corporate governance requirements, and (ii) the low trading price for our Common Stock in view of the belief that it did not reflect the real value of the Company.  These discussions took place during monthly Board meetings and conference calls.
On May 24, 2016, the Board reviewed at a high level the potential benefits of ceasing to be a public reporting company including, without limitation, authorizing management to discuss the matter with counsel and financial advisors.
During June and early July 2016, management consulted with counsel and financial advisors regarding these matters.
On July 12, 2016, the Board met with counsel and Benchmark to discuss in more detail the process of ceasing to be a public reporting company via a reverse stock split, the likely factors in support of and against deregistering the Common Stock, the ratio for the Reverse Stock Split and related items.
At a July 13, 2016 Board meeting, the Board authorized management to proceed with further exploration of the Reverse Stock Split for this purpose.
Between July 14, 2016 and August 24, 2016, management was in frequent contact with members of the Board, Benchmark and counsel regarding the mechanics and timeline of the Reverse Stock Split, with a view to the procedural and substantive fairness of the proposed transaction to the Company’s shareholders.
The Board invited Benchmark to join a discussion regarding its fairness analysis process to the Board, and at a Board meeting held on August 24, 2016, Benchmark did so.  The members of the Board asked a number of questions of Benchmark regarding its analysis process.  The Board then further discussed the process and mechanics of the Reverse Stock Split.
On September 27, 2016, Benchmark delivered final presentation materials to the Board as summarized under “Summary of the Opinion of Benchmark” below.  The Board held another meeting that afternoon to discuss the Transaction and to vote on whether or not to recommend approval of the Transaction to the shareholders.  At this meeting, Benchmark delivered its oral opinion to the Board as to the fairness, from a financial point of view, to the holders of fractional shares of the Company’s common stock of the consideration to be received by such holders in the Transaction, as of September 27, 2016, which it subsequently confirmed by delivery of its written opinion, dated September 27, 2016.  The oral and written opinion stated that, as of that date, and based upon and subject to the various assumptions made, procedures followed, matters considered and qualifications and limitations on the scope of review undertaken by Benchmark, as set forth in its written opinion, the Cash Payment to be received by the holders of fractional shares in the transaction was fair, from a financial point of view, to such holders. The Board unanimously approved the Reverse Stock Split at this time, and approved a recommendation of the Reverse Stock Split to the shareholders.  The opinion of Benchmark is attached to this Proxy Statement as Exhibit B, and the presentation materials provided by Benchmark in relation to providing its opinion are attached to this Proxy Statement as Exhibit D.

Reasons for the Reverse Stock Split
Although we have been a public reporting company since 1992, we believe that now we can derive only minimal benefits from being a public reporting company. Benefits of being a public reporting company (“Public Company Benefits”) typically include:
●	access to the public markets for liquidity purposes for our shareholders;
●	the use of public securities in attracting and retaining executives and other employees;
●	access to the public markets for purposes of raising capital through the sale of securities; and
●	the ability to make acquisitions using SEC-registered securities as consideration.
There is currently no established public trading market for our Common Stock and our Common Stock has failed to attract significant interest from institutional investors or market analysts. This has resulted in a relatively low trading volume and market capitalization, which has limited the liquidity benefit to our shareholders. In addition, the legal requirements of public reporting companies create large administrative and financial costs for us. As a small company with limited managerial resources, we believe that these financial resources and this time could more effectively be devoted to other purposes. See “Special Factors - Background of the Reverse Stock Split” above for more information.  Our Board of Directors believes that consummating a “going private” transaction is a necessary step to reduce corporate overhead costs by eliminating the costs associated with being a public reporting company, including with respect to filing reports with the SEC, complying with certain of the rules and regulations under the Sarbanes-Oxley Act, and complying with applicable corporate governance requirements. Furthermore, our Board of Directors has determined that the costs of being a public reporting company currently outweigh the Public Company Benefits and, thus, that it is no longer in the best interests of the Company or its shareholders, creditors, or other stakeholders, for the Company to remain a public reporting company, for the reasons described below. The primary purpose of the Reverse Stock Split is to reduce the number of record holders of our Common Stock to fewer than 300 to enable us to elect to deregister our Common Stock under the Exchange Act and suspend our duty to file periodic reports and other information with the SEC thereunder. The Board believes that the Reverse Stock Split provides the most certainty for the Company to achieve this purpose.
Exchange Act Reporting Costs.
The Company incurs significant direct and indirect costs in complying with its periodic reporting and other obligations under the Exchange Act (collectively, the “Public Company Costs”), including: the legal, accounting, printing, mailing, public relations, compliance and administrative costs of preparing, reviewing, filing, printing and distributing the reports and other filings required under the Exchange Act; the broker and Exchange Agent charges for forwarding materials to beneficial holders of our Common Stock; management’s time and attention expended in preparing and reviewing such reports and other filings; and the substantially higher premiums for directors’ and officers’ insurance policies payable by public reporting companies. The Company’s direct, out-of-pocket costs comprising the Public Company Costs were approximately $700,000 during 2015.
While we presently have no specific plans to do so, we may periodically send shareholders financial and/or other information. We anticipate that our consolidated financial statements will be subject to audit only to the extent required by applicable law and covenants in any credit or financing agreement which we may enter (such as our senior secured credit facility). We expect that, in connection with any pending litigation, contractual, regulatory and general business issues, we will, from time to time, engage and confer with outside counsel, as needed.
In addition, the Board of Directors believes that the Reverse Stock Split and the subsequent deregistration of our Common Stock and the suspension of our duty to file periodic reports and other information with the SEC will allow our management and employees to devote more time and effort to improving our operations.

Liquidity for Small Shareholders.
Our Board of Directors believes that our shareholders may be deterred from selling their shares because of the lack of an active trading market and because of disproportionately high brokerage costs. The trading volume in our Common Stock has been, and continues to be, limited. Our Common Stock does not trade every day. The average daily trading volume of our Common Stock over the twelve-month, six-month and three-month periods ended June 30, 2016 was approximately 59,159; 50,660 and 49,209 shares, respectively. Our Board of Directors believes that the Reverse Stock Split would give shareholders who are cashed out an opportunity to receive a fair price in cash for their shares without having to pay disproportionately high brokerage commissions. The cash payment of $0.50 per share of our Common Stock held prior to the Reverse Stock Split represents a premium of approximately 100% over the volume-weighted average closing price of our Common Stock during the 30-trading day period ended September 26, 2016.
Lack of Capital from Public Markets.
In addition to the Public Company Costs, the Company is not able to, and does not presently intend to exploit, many of the Public Company Benefits. The price of our Common Stock has been volatile but overall low over the past two years. The current trading price of our Common Stock would make using it as a vehicle to raise capital or to provide acquisition consideration extremely dilutive to our shareholders. As a result, the Company is not receiving any of the traditional Public Company Benefits, yet, the Public Company Costs continue to increase, substantially depleting the limited resources of the Company. The increase in costs arises, among other things, because of an increase in securities regulation. Our Board of Directors believes that the Public Company Costs, if continued, would be detrimental to the financial condition of the Company.
Other Public Company Benefits which exist for the benefit of public shareholders include: (i) the rights and protections afforded shareholders by the federal securities laws; (ii) the substantive requirements of the federal securities laws, including the Sarbanes-Oxley Act, which are imposed on public companies; and (iii) limitations and reporting requirements imposed on officers and directors of public companies, including restrictions on short-swing trading and the reporting obligations of officers and directors. Our Board of Directors does not believe that these benefits outweigh the Public Company Costs due to the small size of the Company, its limited staffing and the lack of a liquid trading market for our Common Stock. Accordingly, our Board of Directors has determined that the Public Company Costs, currently and in the foreseeable future, will continue to outweigh the Public Company Benefits and, thus, it is no longer in the best interests of the Company or its shareholders, creditors, or other stakeholders, for the Company to remain a public reporting company.

Effects of the Reverse Stock Split
Effects Generally.
The Board of Directors is soliciting shareholder approval for the Reverse Stock Split including, without limitation, the Amendment. If approved by the shareholders and implemented by the Board of Directors, we anticipate that the Reverse Stock Split will occur as soon as possible after the date of the Special Meeting. The Reverse Stock Split will become effective on the date the Company files the Amendment with the Secretary of State of the State of Illinois, or on any later date that the Company may specify in the Amendment. We intend to effect the Reverse Stock Split as soon as possible after the Reverse Stock Split is approved by our shareholders, subject to final authorization by our Board of Directors.
Effects of the Reverse Stock Split on our Shareholders (including un-affiliated holders).
Based on information available to us, we estimate that the Reverse Stock Split will reduce the total number of record holders of our Common Stock from approximately 487 to approximately 187 holders including five holders who are directors, executive officers, or other shareholders who may be deemed affiliates (based on their beneficial ownership of 10% or more of our Common Stock) and 182 nonaffiliate holders. The reduction in the number of our record shareholders below 300 will enable us to deregister our Common Stock under the Exchange Act and suspend our duty to file periodic reports and other information with the SEC thereunder, which will substantially reduce the information required to be furnished by us to the public, including our shareholders.
We intend to apply for deregistration of our Common Stock and suspension of our duty to file periodic reports and other information as soon as practicable following completion of the Reverse Stock Split. See “Special Factors – Purpose of the Reverse Stock Split.” However, the Board reserves the right, in its discretion, to abandon, postpone or modify the proposed transaction prior to the effective date of the Reverse Stock Split if it determines that doing so is in our best interests and the best interests of our shareholders. See “Special Factors – Reservation”.

When the Reverse Stock Split is consummated, shareholders owning fewer than 10 pre-Reverse Stock Split shares (including unaffiliated shareholders owning fewer than 10 pre-Reverse Stock Split shares), will no longer have any equity interest and will not participate in our future earnings or any increases in the value of our assets or operations. Such shareholders, owning fewer than 10 pre-Reverse Stock Split shares will, following the Reverse Stock Split, have their pre-Reverse Stock Split shares cancelled and converted into the right to receive the Cash Payment. Within five to ten business days after the effective date of the Reverse Stock Split, the Exchange Agent will send these shareholders a letter of transmittal with instructions as to how such shareholders will be paid the Cash Payment. The letter of transmittal will include instructions on how to surrender stock certificates to our Exchange Agent. Shareholders should allow approximately five business days after mailing their properly completed documentation and stock certificates for such materials to be received by our Exchange Agent and should anticipate receiving their cash payment, without interest, after at least ten business days after the receipt of such materials by our Exchange Agent.
If your shares are held in a stock brokerage account or by a bank or other nominee, you are considered the beneficial owner of shares held in “street name” with respect to those shares. Your broker or other nominee is considered, with respect to those shares, the shareholder of record. Although the Reverse Stock Split is designed to reduce the number of shareholders of record, we intend to treat shareholders holding Common Stock in street name held through a broker or other nominee in the same manner as shareholders whose shares are registered in their names for purposes of the transaction. Nominees will be instructed to effect the Reverse Stock Split for their beneficial owners. However, nominees may have different administrative procedures with respect to how they communicate with beneficial owners, and shareholders owning shares in street name should contact their nominee(s).
Shareholders owning at least 10 pre-Reverse Stock Split shares (including unaffiliated shareholders owning at least 10 pre-Reverse Stock Split shares), who after the Reverse Stock Split will continue as shareholders and will benefit from any future increase in our earnings. Such shareholders will continue to have an equity interest in the Company after the Reverse Stock Split and will own a security whose liquidity may be severely restricted. Such shareholders will also be entitled to a Cash Payment, only if they hold a fractional share as the result of the Reverse Stock Split. They will receive a Cash Payment based on the pre-Reverse Stock Split share equivalent of their fractional share.
After the consummation of the Reverse Stock Split, pursuant to the IBCA and the Bylaws, the Company, through the Exchange Agent, will issue uncertified shares for those shareholders eligible to receive at least one share of post-Reverse Stock Split Common Stock in exchange for their pre-Reverse Stock Split shares of Common Stock. Shares will be issued in book entry format eligible for DTC’s Direct Registration System. As a result, no physical stock certificate will be issued to shareholders continuing after the consummation of the Reverse Stock Split.
Additional Effects of the Reverse Stock Split on our Affiliates.
As of September 27, 2016, our officers and directors hold an aggregate of 18,895,203 shares of our Common Stock and warrants (options) for 5,007,692 shares of our Common Stock. There are no other shareholders who may be deemed affiliates (based on their beneficial ownership of 10% or more of our Common Stock). They will receive Cash Payment for any fractional shares they hold, but any officer, director or other affiliate owning more than 10 pre-Reverse Stock Split shares will continue as a shareholder after the Reverse Stock Split. Based on current ownership we believe none of our directors, officers or shareholder affiliates will cease to be shareholders as a result of the Reverse Stock Split. Additionally, none of our officers and directors will continue to be subject to the reporting requirements of Section 16 of the Exchange Act or be subject to the short-swing profit recapture provisions thereunder. Shareholders acquiring more than 5% of our Common Stock will no longer be required to report their beneficial ownership under the Exchange Act. As a result of the Reverse Stock Split, we estimate that our directors, executive officers and shareholders who could be deemed affiliates based on their beneficial ownership, will increase their collective percentage beneficial ownership of our Common Stock (inclusive of options and warrants exercisable within 60 days) from approximately 21.0% to 21.1% and unaffiliated shareholders will decrease their collective percentage ownership of our Common Stock from approximately 89.0% to 88.9%. The beneficial ownership percentage of shares of our Common Stock held by our officers and directors and shareholders who will continue to hold our Common Stock after the Reverse Stock Split, may increase or decrease as a result of such purchases, sales and other transfer of shares of our Common Stock by our shareholders prior to the effective time of the Reverse Stock Split, and depending on the number of shares that are actually cashed-out in the transaction.

The Reverse Stock Split will result in a slight increase in the interest of our directors, executive officers and shareholder affiliates in net book value and net earnings (losses) as shown in the following table (as of the quarter ended June 30, 2016):
Beneficial Owner	Current Holding	Post Reverse split	Interest in Net Book Value and Net Earnings (Losses) Pre- Reverse Stock Split	Interest in Net Book Value and Net Earnings (Losses) Post- Reverse Stock Split	Dollar Amount Increase in Ownership of Company	Corresponding Increase in Net Earnings (Losses) (approximate)
Dhru Desai	9,996,916	9,996,884	9.34%	9.34%	$5,139.01	Not Meaningful
Nandu Thondavadi	8,493,287	8,493,260	7.94%	7.94%	$4,366.05	Not Meaningful
Thomas E. Sawyer	150,000	150,000	0.14%	0.14%	$77.11	Not Meaningful
Eric Gurr	255,000	254,999	0.24%	0.24%	$131.09	Not Meaningful
Philip Firrek	0	0	0%	0%	$0	None

Potential Disadvantages of the Reverse Stock Split to Shareholders.
While we believe that the Reverse Stock Split will result in the benefits described above, several disadvantages should also be noted:
●
after the Reverse Stock Split, we intend to deregister our Common Stock under the Exchange Act and suspend our duty to file periodic reports and other information with the SEC thereunder and, therefore, we will no longer be subject to the reporting requirements under the Exchange Act, such as periodic filings of financial statements and proxy or proxy statement disclosures in connection with shareholder meetings;

●	we will no longer report our quarterly or annual results of operations or activities in reports filed with the SEC under the Exchange Act;
●
because the reporting requirements of the Exchange Act will no longer apply, less information about us will be required to be furnished to those shareholders who will continue to hold our Common Stock after the Reverse Stock Split;

●	shareholders holding our Common Stock following the Reverse Stock Split may face a lack of a liquid market for their Common Stock;
●	we may experience a post-transaction decline in the price of our Common Stock due to illiquidity;
●
we will have no ability to access the public capital markets and to use public securities in attracting and retaining executives and other employees and a decreased ability to use stock to acquire other companies;

●	the reporting and short-swing profit recapture provisions of Section 16 of the Exchange Act will no longer apply to our executive officers, directors and 10% shareholders;
●
although we plan, at this time, to continue to engage independent accountants to audit the annual financial statements of the Company, these financial statements may be less comprehensive than the financial statements we are required to maintain and report as a public reporting company;

●
shareholders owning less than 10 pre-Reverse Stock Split shares will, after giving effect to the Reverse Stock Split, no longer have any equity interest in the Company and, therefore, will not participate in our future earnings or growth, if any;

●
the Reverse Stock Split will require shareholders owning less than 10 pre-Reverse Stock Split shares to involuntarily surrender their shares in exchange for cash, rather than choosing their own time and price for disposing of their shares of our Common Stock;

●	Any Cash Proceeds received by a shareholder as a result of the Reverse Stock Split may represent income for the shareholders;
●	we will incur costs associated with the Reverse Stock Split;
●
there is the potential for renewed applicability of public reporting requirements if shareholders who continue to hold our Common Stock after the Reverse Stock Split transfer stock in a manner that results in more than 500 record holders; and

●
certain rights and protections that the U.S. federal securities laws give to shareholders of public companies will cease and the termination of our Exchange Act registration will make many of the provisions of the Exchange Act that are intended to protect investors, such as the short-swing profit provisions of Section 16, the proxy solicitation rules under Section 14 and the stock ownership reporting rules under Section 13, no longer applicable, and the Sarbanes-Oxley Act, which imposed many additional rules and regulations on public companies that were designed to protect investors, will no longer apply to us.

Financial Effects of the Reverse Stock Split.
Completion of the Reverse Stock Split will require us to spend approximately $203,000, which includes legal, financial and other fees and costs related to the Reverse Stock Split and the Reincorporation. This estimate does not include the cost of the aggregate cash payment to Discontinued Shareholders, which we estimate will be approximately $30,000. These costs will be offset by the costs we would otherwise incur as a public reporting company to comply with SEC reporting requirements, which we estimate to be approximately $700,000 per year.
Trading Market for Our Common Stock.
There is currently no established public trading market for our Common Stock. Our Common Stock is currently quoted on the OTC Markets, formerly known as the “Pink Sheets”, under the symbol “QFOR”. The OTC Markets is a centralized quotation service that collects and publishes market maker quotes for over-the-counter securities in real time. Over-the-counter market quotations, like those on the OTC Markets, reflect inter-dealer prices, without retail mark-up, mark-down, or commission and may not necessarily represent actual transactions. Subsequent to the Reverse Stock Split, our Common Stock may no longer be traded on the OTC Markets.
Fairness of Reverse Stock Split
The Board fully reviewed and considered the terms, purposes, alternatives and effects of the Reverse Stock Split and has determined that the Reverse Stock Split is in the best interests of the Company and our shareholders (including unaffiliated shareholders) and is substantively and procedurally fair to the shareholders (including unaffiliated shareholders) of the Company, including: (i) our shareholders (including unaffiliated shareholders) who will be cashed-out as a result of the Reverse Stock Split and (ii) our shareholders (including unaffiliated shareholders) who will continue to hold our Common Stock after the Reverse Stock Split. After studying the Reverse Stock Split and its anticipated effects on our shareholders (including unaffiliated shareholders), the Board unanimously approved the Reverse Stock Split and deemed it procedurally and substantively fair to all of the Company’s shareholders (including unaffiliated shareholders) and to the Company.
The Reverse Stock Split is not structured in a way such that approval of at least a majority (or other minimum percentage) of unaffiliated shareholders is required. The Board evaluated the fairness of the transaction to the shareholders of the Company, including the unaffiliated shareholders of the Company. The Board did not retain an unaffiliated representative to act solely on behalf of unaffiliated shareholders for purposes of determining the terms of the Reverse Stock Split, but did retain Benchmark to render an opinion regarding the fairness, from a financial point of view, of the Reverse Stock Split. The Reverse Stock Split was approved unanimously by the Board, and the Board believes the Reverse Stock Split is procedurally and substantively fair to the unaffiliated shareholders of the Company.

The Board of Directors has fully reviewed and considered the terms, purpose, alternatives and effects of the Reverse Stock Split and has unanimously determined that a price of $0.50 per pre-Reverse Split share of Common Stock was fair to the Company’s shareholders.
Substantive Fairness of the Reverse Stock Split.
In determining the fairness of the Reverse Stock Split, the Board considered numerous factors including, but not limited to those discussed below. In light of these factors, the Board believes that the Reverse Stock Split is substantively fair to the Company’s shareholders, including our shareholders who will be cashed-out as a result of the Reverse Stock Split and our shareholders who will continue to hold our Common Stock after the Reverse Stock Split. The Board did not assign specific weight to the factors set forth below in a formulaic fashion. Moreover, in their considerations, individual directors may have given differing weights to different factors. However, the Board did place special emphasis on the significant cost and time savings we expect the Company to realize from deregistration of our Common Stock under the Exchange Act and the suspension of our duty to file periodic reports and other information with the SEC thereunder.
Significant Cost and Time Savings.
By deregistering our Common Stock and suspending our duty to file periodic reports with the SEC, we expect to realize recurring annual cost savings of approximately $700,000, which represents our Public Company Costs and includes savings from personnel expense relating to the time spent by our management to prepare and review our reports required to be filed with the SEC under the Exchange Act. In addition, the Board has determined that the Public Company Costs, currently and in the foreseeable future, will continue to outweigh the Public Company Benefits and, thus, it is no longer in the best interests of the Company or its shareholders, creditors, or other stakeholders, for the Company to remain a public reporting company. See the “Special Factors – Purpose of the Reverse Stock Split” and “Special Factors – Reasons for the Reverse Stock Split” beginning on pages 17 and 18, respectively.
Opportunity to Remain a Holder of, or to Liquidate, Common Stock.
Another factor considered by the Board in determining the fairness of the Reverse Stock Split to holders of our Common Stock is the opportunity the Company’s shareholders have to remain shareholders or to liquidate their Company holdings. Current holders of fewer than 10 shares of our Common Stock can either remain Company shareholders by acquiring additional shares so that they own at least 10 shares of our Common Stock immediately before the effective date of the Reverse Stock Split or be cashed out in the Reverse Stock Split. If a shareholder purchases additional shares of our Common Stock, then the shareholder may incur brokerage fees or commissions. Holders of fewer than 10 shares of our Common Stock at the effective time of the Reverse Stock Split will have their fractional post-Reverse Stock Split shares purchased by the Company at a premium price without paying any brokerage fees or commissions. The Board did not quantify the consideration of brokerage fees and commissions paid for having such fractional shares cashed out in the Reverse Stock Split since such fees, if any, vary significantly depending upon the method used to acquire or dispose of shares. Conversely, shareholders who own 10 shares or more and who desire to liquidate their shares in connection with the Reverse Stock Split at the premium price offered can reduce their holdings to less than 10 shares by selling or gifting shares prior to the effective date of the Reverse Stock Split. The Board did not place undue emphasis on this factor due to the limited trading market for our Common Stock. See “Special Factors – Reasons for the Reverse Stock Split” and “Special Factors – Structure of the Reverse Stock Split” beginning on pages 18 and 31, respectively.
Recent and Historical Trading Prices.
The Board considered recent and historical trades of our Common Stock. There is currently no established public trading market for our Common Stock. Our Common Stock is currently quoted on the OTC Markets, formerly known as the “Pink Sheets”, under the symbol “QFOR”. The OTC Markets is a centralized quotation service that collects and publishes market maker quotes for over-the-counter securities in real time. Over-the-counter market quotations, like those on the OTC Markets, reflect inter-dealer prices, without retail mark-up, mark-down, or commission and may not necessarily represent actual transactions.
The recent and historical trading of our Common Stock relates to the fairness of the Reverse Stock Split to shareholders because it provides some insight into how the market has historically valued our Common Stock. Since Discontinued Shareholders will no longer be able to directly participate in the financial success of the Company, the Cash Payment paid to these shareholders as a result of the Reverse Stock Split represents the final opportunity to obtain value for their investment.

Although not a perfect measure, the trends over time in the market price of our Common Stock reflect market perceptions about the Company’s intrinsic value.
Based on the foregoing, the Board determined that a Cash Payment based on the historical trading prices of our Common Stock would be an appropriate method of determining the fair value of shares of our Common Stock being cashed out in the Reverse Stock Split. In its deliberations concerning the fairness of the Reverse Stock Split, the Board considered:
●	the historical trading prices for our Common Stock over the past two (2) years (ranging from a low of $0.185 to a high of $0.655);
●	the historical trading prices for our Common Stock during the 30-trading day period ended September 23, 2016 (a low of $0.20 and a high of $0.32); and
●	a recent closing price of our Common Stock ($0.30 as of September 23, 2016).
The cash payment to shareholders of $0.50 per share represents a 100% premium to the volume weighted average closing price of our Common Stock during the 30-trading day period ended September 26, 2016, which was $0.25. The cash payment to our shareholders of $0.50 per share represents a premium of approximately 66.66% over the $0.30 closing price of our Common Stock on September 23, 2016. The Board determined that, as a result these premiums, the Cash Payment was a fair price for the shares our Common Stock being cashed out in the Reverse Stock Split.
Net Book Value of Our Common Stock, Excluding Minority Interest and Intangible Assets.
Net book value is based upon the historical cost of the Company’s assets and ignores the value of the company as a going concern. Our net book value of our Common Stock as of: (i) December 31, 2013 and December 31, 2014 was $(5,354,591) and $2,333,545, respectively, and (ii) December 31, 2015 was $2,694,523.
Liquidity of Our Common Stock.
The Board discussed the lack of an active trading market for our Common Stock, the lack of any market analyst coverage of the Company and our inability to access the public capital markets as some of the indications that our shareholders are not receiving the typical Public Company Benefits. Specifically, the Board considered that our Common Stock had an average daily trading volume over the six-month period ended September 23, 2016 of approximately 45,038 shares. The Board determined that the limited liquidity of our Common Stock was an additional indication of fairness to the Discontinued Shareholders. See “Special Factors - Reasons for Transaction”.
Equal Treatment of Affiliated and Unaffiliated Holders of Our Common Stock.
The Reverse Stock Split will not affect holders of our Common Stock differently on the basis of affiliate status. The sole determining factor in whether a shareholder will no longer hold our Common Stock after the Reverse Stock Split or will continue as a holder of our Common Stock as a result of the Reverse Stock Split is the number of shares of our Common Stock held by the shareholder as of the effective date of the Reverse Stock Split.
Minimum Effect on Voting Power.
The Reverse Stock Split will have a minimal effect on the voting power of the Company’s shareholders. The voting and other rights of our Common Stock will not be affected by the Reverse Stock Split. The only effect of the Reverse Stock Split on the Company’s voting power will be a slight change in the overall ownership percentage of the shareholders who continue to hold our Common Stock following the Reverse Stock Split.
Liquidation Value.
The Board viewed the liquidation value of the Company to be an inappropriate measure for the purpose of evaluating the fairness of the Cash Payment. There is no present intention of liquidating the Company. Further, the transaction will only result in the termination of an equity interest by the shareholders reduced to fractional shares as a result of the Reverse Stock Split. The total of all such shares represents approximately 0.1% of our outstanding pre-Reverse Stock Split shares. A liquidation process would also involve additional legal fees, costs of sale and other expenses that would reduce any amounts that shareholders might receive upon a liquidation. Given the other factors considered by the Board as described in this Proxy Statement, the Board did not pursue a liquidation value approach.

No Firm Offers.
We have not received during the last two years any firm, unconditional offers for a merger or consolidation with or into another company, or vice versa, or the sale or transfer of all or substantially all of our assets to another company, or a purchase of our securities by another person that would involve a change in our control on terms satisfactory to the Company.
Stock Repurchases.
The Board did not consider stock repurchases as a material factor in evaluating the fairness of the Cash Payment to the Company’s shareholders (including unaffiliated shareholders) because the Company has not repurchased any shares in the past two fiscal years or during its current fiscal year.
Potential Disadvantages of the Reverse Stock Split
The Board also considered possible disadvantages effecting the Reverse Stock Split including, but not limited to the following:
Termination of Publicly Available Information About the Company.
After deregistration of our Common Stock and suspension of our duty to file periodic reports and other information with the SEC, information regarding our operations and financial results that is currently available to the general public and our shareholders will no longer be readily available, and shareholders seeking information about us will have to contact us directly to receive such information. We may or may not provide shareholders with information, upon request or otherwise, that we are not required by law to provide. The Board believes that the overall benefits to the Company of no longer being a public reporting company substantially outweigh the disadvantages associated with a lack of publicly available information about the Company. See “Special Factors – Effects of the Reverse Stock Split” beginning on page 20.
Reduction of Market for Our Common Stock.
After the completion of the Reverse Stock Split and the deregistration of our Common Stock and suspension of our duty to file periodic reports and other information with the SEC, our shareholders may experience reduced liquidity for their shares of our Common Stock, even if our Common Stock continues to be quoted in the OTC Markets. See “Special Factors – Effects of the Reverse Stock Split”.
Possible Post-Split Decline in Price of Our Common Stock due to illiquidity.
After the completion of the Reverse Stock Split, our shareholders may experience reduced liquidity for their shares of our Common Stock. This reduced liquidity may adversely affect the market price of our Common Stock. See “Special Factors - Effects of the Reverse Stock Split” beginning on page 20 and “Termination of Publicly Available Information about the Company” above.
The Company Will No Longer Have the Potential Benefits Normally Associated with Public Reporting Company Status.
Another potential disadvantage of the Reverse Stock Split is that we will no longer have the Public Company Benefits, such as better access to the capital markets for issuances of securities. We would still have access to capital markets, but if we were to conduct a public offering of our securities, we would have to again become a reporting company, and the expenses that we are seeking to eliminate would then be reinstated. Furthermore we would no longer have the benefit of being able to use public securities in attracting and retaining executives and other employees. We believe that the cost savings from ceasing to be a public reporting company outweigh the drawbacks of losing more ready access to the capital markets.
Sarbanes-Oxley Act and Other Reporting and Disclosure Provisions Will No Longer Apply to the Company.
After the completion of the Reverse Stock Split and the deregistration of our Common Stock and suspension of our duty to file periodic reporting and other information with the SEC, we will no longer be subject to the provisions of the Sarbanes-Oxley Act or the liability provisions of the Exchange Act that apply to public companies, including the requirement that the chief executive officer and the chief financial officer certify the accuracy of the financial statements contained in our Exchange Act filings. In addition, our officers, directors and 10% or greater shareholders will no longer be subject to the short-swing profit recapture provisions and reporting requirements of Section 16 of the Exchange Act. See “Special Factors - Effects of the Reverse Stock Split” beginning on page 20.

Certain Shareholders Will Not Participate in Future Increases in Our Value.
Following the Reverse Stock Split, shareholders who own fewer than 10 pre-Reverse Stock Split shares will no longer have an equity interest in the Company and will not participate in our future earnings or any increases in the value of our assets or operations. See “Special Factors - Effects of the Reverse Stock Split” beginning on page 20.
The Board believes that all of the factors mentioned above, both favorable and unfavorable, when viewed together support a conclusion that the Reverse Stock Split is substantively fair to all the Company shareholders, including those shareholders who will be cashed out as a result of the Reverse Stock Split and those who will continue to be shareholders of the Company after the Reverse Stock Split. The Board set the cash payment price at $0.50 based on the factors described above, and in particular, the premium that the Cash Payment represents over the historic trading prices and net book value of our Common Stock as discussed above.
Opinion of Benchmark.
On September 27, 2016, Benchmark verbally rendered its opinion to our board of directors (which was subsequently confirmed in writing by delivery of Benchmark’s written opinion addressed to our board of directors dated September 27, 2016), as to whether, as of such date, the Cash Payment to be received by the holders of fractional shares of common stock of the Company in the Transaction was fair to such holders from a financial point of view.
Benchmark’s opinion was directed to our board of directors (in its capacity as such) and only addressed whether the Cash Payment of to be received by the holders of the fractional shares of common stock of the Company in the Transaction was fair to such holders from a financial point of view and did not address any other aspect or implication of the Transaction or any other agreement, arrangement or understanding. The summary of Benchmark’s opinion in this Proxy Statement is qualified in its entirety by reference to the full text of its written opinion, which is attached as Exhibit B to this Proxy Statement and describes the procedures followed, assumptions made, qualifications and limitations on the review undertaken and other matters considered by Benchmark in connection with the preparation of its opinion. However, neither Benchmark’s opinion nor the summary of its opinion and the related analyses set forth in this Proxy Statement are intended to be, and do not constitute, advice or a recommendation to our board of directors, any security holder of our Company or any other person as to how to act or vote with respect to any matter relating to the Transaction.
Benchmark’s opinion was addressed to, and was intended for the use, information and benefit of, our board of directors (solely in its capacity as such) and may not be used for any other purpose without Benchmark’s prior written consent, provided, however, that the Company may include a copy of the Opinion in the Transaction Statement on Schedule 13E-3 and the Proxy Statement on Schedule 14A that the Company may be required to file with the Securities and Exchange Commission in connection with the consummation of the Transaction.  Benchmark’s opinion was not intended to be, and did not constitute, a recommendation to our board of directors, any security holder or any other party as to how to act or vote with respect to any matter relating to the Transaction or otherwise.  Benchmark had not been requested to opine as to, and Benchmark’s opinion did not express an opinion as to or otherwise address, among other things: (i) the underlying business decision of our board of directors, our Company, our security holders or any other party to proceed with or effect the Transaction, (ii) the terms of any arrangements, understandings, agreements or documents related to, or the form, structure or any other portion or aspect of, the Transaction or otherwise (other than the Cash Payment to the extent expressly specified therein), (iii) the fairness of any portion or aspect of the Transaction to the holders of any class of securities, creditors or other constituencies of our Company, or to any other party, except if and only to the extent expressly set forth in the last sentence of Benchmark’s opinion, (iv) the relative merits of the Transaction as compared to any alternative business strategies or transactions that might be available for our Company or any other party, (v) the fairness of any portion or aspect of the Transaction to any one class or group of our Company’s or any other party’s security holders or other constituents vis-à-vis any other class or group of our Company’s or such other party’s security holders or other constituents (including, without limitation, the allocation of any consideration amongst or within such classes or groups of security holders or other constituents), (vi) the solvency, creditworthiness or fair value of our Company or any other participant in the Transaction, or any of their respective assets, under any applicable laws relating to bankruptcy, insolvency, fraudulent conveyance or similar matters, or (vii) the fairness, financial or otherwise, of the amount, nature or any other aspect of any compensation to or consideration payable to or received by any officers, directors or employees of any party to the Transaction, any class of such persons or any other party, relative to the Cash Payment or otherwise. Furthermore, no opinion, counsel or interpretation was intended in matters that require legal, regulatory, accounting, insurance, tax or other similar professional advice.  It was assumed that such opinions, counsel or interpretations had been or would be obtained from the appropriate professional sources. Furthermore, Benchmark relied, with the consent of our board of directors, on the assessments by our board of directors, our Company and our advisors, as to all legal, regulatory, accounting, insurance and tax matters with respect to our Company and the Transaction or otherwise.

In arriving at its opinion, Benchmark reviewed and considered such financial and other matters as it deemed relevant, including, among other things:
▪	draft dated August 25, 2016 of the resolutions authorized by the Company approving the Transaction (the “Resolutions”);
▪	certain publicly available business and financial information relating to the Company that Benchmark deemed to be relevant;
▪
certain information relating to the historical, current and future operations, financial condition and prospects of the Company made available to Benchmark by the Company, including financial projections prepared by the management of the Company;

▪	discussions with certain members of the management of the Company regarding the business, operations, financial condition and prospects of the Company, the Transaction and related matters;
▪
the current and historical market prices for certain of the Company’s publicly traded securities, and the current and historical market prices of the publicly traded securities of certain other companies that Benchmark deemed to be relevant;

▪
a certificate addressed to Benchmark from senior management of the Company which contains, among other things, representations regarding the accuracy of the information, data and other materials (financial or otherwise) provided to, or discussed with, Benchmark by or on behalf of the Company;

▪	the trading and financial performance data of certain companies that Benchmark deemed relevant;
▪	recent merger and acquisition transactions of companies that Benchmark deemed to be relevant; and
▪	such other information, economic and market criteria and data, financial studies, analyses and investigations and such other factors as Benchmark deemed relevant.
Benchmark relied upon and assumed, without independent verification, the accuracy and completeness of all data, material and other information furnished, or otherwise made available, to it, discussed with or reviewed by it, or publicly available, and did not assume any responsibility with respect to such data, material and other information.  In addition, management of our Company advised Benchmark, and Benchmark assumed, that the financial projections reviewed by Benchmark had been reasonably prepared in good faith on bases reflecting the best currently available estimates and judgments of our management as to the future financial results and condition of our Company, and Benchmark expressed no opinion with respect to those projections or the assumptions on which they were based.  Benchmark relied upon and assumed, without independent verification, that there had been no change in the business, assets, liabilities, financial condition, results of operations, cash flows or prospects of our Company since the respective dates of the most recent financial statements and other information, financial or otherwise, provided to Benchmark that would be material to Benchmark’s analyses or Benchmark’s opinion, and that there was no information or any facts that would make any of the information reviewed by Benchmark incomplete or misleading.  Benchmark further relied upon the assurance of the management of our Company that they were unaware of any facts that would make the information provided to Benchmark incomplete or misleading in any material respect.  In connection with its review and arriving at Benchmark’s opinion, Benchmark did not assume any responsibility for the independent verification of any of the foregoing information and relied on the completeness and accuracy as represented by our Company.  In addition, Benchmark relied upon and assumed, without independent verification, that the Transaction would be consummated in accordance with the Resolutions and that the Resolutions would not materially differ from the draft of the Resolutions reviewed by Benchmark.  In addition, Benchmark did not make any independent evaluation or appraisal of the assets or liabilities of our Company, nor was Benchmark furnished with any such independent evaluations or appraisals.  Benchmark’s opinion was necessarily based upon financial, economic, market and other conditions as they existed on, and should be evaluated as of, the date of Benchmark’s opinion.  Although subsequent developments might affect Benchmark’s opinion, Benchmark does not have any obligation to update, revise or reaffirm its opinion or otherwise comment on or consider events occurring or coming to its attention after the date of its opinion.  Benchmark did not express any opinion as to what the value of the common stock of the Company actually would be when the Transaction is consummated or the price or range of prices at which the common stock of the Company may be purchased or sold, or otherwise be transferable, at any time.

In preparing its opinion to our board of directors, Benchmark performed a variety of analyses, including those described below.  The summary of Benchmark’s analyses is not a complete description of the analyses underlying Benchmark’s opinion. The preparation of such an opinion is a complex process involving various quantitative and qualitative judgments and determinations with respect to the financial, comparative and other analytical methods employed and the adaptation and application of these methods to the unique facts and circumstances presented.  As a consequence, neither Benchmark’s opinion nor its underlying analyses is readily susceptible to summary description.  Benchmark arrived at its opinion based on the results of all analyses undertaken by it and assessed as a whole and did not draw, in isolation, conclusions from or with regard to any individual analysis, methodology or factor. While the results of each analysis were taken into account in reaching Benchmark’s overall conclusion with respect to fairness, Benchmark did not make separate or quantifiable judgments regarding individual analyses. Accordingly, Benchmark believes that its analyses and the following summary must be considered as a whole and that selecting portions of its analyses, methodologies and factors, without considering all analyses, methodologies and factors, could create a misleading or incomplete view of the processes underlying Benchmark’s analyses and opinion.

In performing its analyses, Benchmark considered general business, economic, industry and market conditions, financial and otherwise, and other matters as they existed on, and could be evaluated as of, the date of its opinion.  No company, transaction or business used in Benchmark’s analyses for comparative purposes is identical to our Company or the proposed Transaction and an evaluation of the results of those analyses is not entirely mathematical.  As a consequence, mathematical derivations (such as the high, low, mean and median) of financial data are not by themselves meaningful and in selecting the ranges of multiples to be applied were considered in conjunction with experience and the exercise of judgment.  The estimates contained in the financial forecasts prepared by the management of our Company and the implied reference range values indicated by Benchmark’s analyses are not necessarily indicative of actual values or predictive of future results or values, which may be significantly more or less favorable than those suggested by the analyses.  In addition, any analyses relating to the value of assets, businesses or securities do not purport to be appraisals or to reflect the prices at which businesses or securities actually may be sold, which may depend on a variety of factors, many of which are beyond the control of our Company.  Much of the information used in, and accordingly the results of, Benchmark’s analyses are inherently subject to substantial uncertainty.

Benchmark’s opinion was only one of many factors considered by our board of directors in evaluating the proposed Transaction.  Neither Benchmark’s opinion nor its analyses were determinative of the Cash Payment or of the views of our board of directors or management with respect to the Transaction or the Cash Payment. Under the terms of its engagement by our Company, neither Benchmark’s opinion nor any other advice or services rendered by it in connection with the proposed Transaction or otherwise, should be construed as creating, and Benchmark should not be deemed to have, any fiduciary duty to our board of directors, our Company, any security holder or creditor of our Company or any other person, regardless of any prior or ongoing advice or relationships. The type and amount of consideration payable in the Transaction were determined by, and the decision to enter into the Transaction was solely that of, our board of directors.
The following is a summary of the material financial analyses performed by Benchmark in connection with the preparation of its opinion and reviewed with our board of directors on August 24, 2016 and again on September 27, 2016. The order of the analyses does not represent relative importance or weight given to those analyses by Benchmark. The analyses summarized below include information presented in tabular format.  The tables alone do not constitute a complete description of the analyses.  Considering the data in the tables below without considering the full narrative description of the analyses, as well as the methodologies underlying, and the assumptions, qualifications and limitations affecting, each analysis, could create a misleading or incomplete view of Benchmark’s analyses.
For purposes of its analyses, Benchmark reviewed a number of financial and operating metrics, including:
•
Enterprise Value – generally, the value as of a specified date of the relevant company’s outstanding equity securities (taking into account outstanding options and other securities convertible, exercisable or exchangeable into or for equity securities of the company) plus the amount of its net debt (the amount of its outstanding indebtedness, non-convertible preferred stock, capital lease obligations and non-controlling interests less the amount of cash and cash equivalents on its balance sheet).

•	Revenue – generally, the gross income received by a company from its normal business activities before any expenses have been deducted.

Unless the context indicates otherwise, enterprise values and equity values used in the selected companies analysis described below were calculated using the closing price of our Common Stock and the common stock of the selected companies listed below as of August 18, 2016, and transaction values for the selected transactions analysis described below were calculated on an enterprise value basis based on the value of the proposed consideration in the selected transactions. The estimates of the future financial and operating performance of our Company relied upon for the financial analyses described below were based on the financial projections attached hereto as Exhibit C (the “Company Projections”).  The estimates of the future financial and operating performance of the selected companies listed below were based on certain publicly available research analyst estimates for those companies.

Discounted Cash Flow Analysis.  Benchmark performed a discounted cash flow analysis of the Company by calculating the estimated net present value of the projected unlevered, pre-tax free cash flows of our Company based on the Company Projections.  Benchmark calculated terminal values for our Company by applying a terminal value Revenue multiple of 1.1x to the Company’s fiscal year 2018 estimated Revenue). The net present values of the Company’s projected future cash flows and terminal values were then calculated using discount rates ranging from 14.1% to 16.1%. The discounted cash flow analysis indicated an implied per share value reference range of $0.74 to $0.78 per fractional Share, as compared to the Cash Payment of $0.50 per fractional Share.

Selected Companies Analysis.  Benchmark reviewed certain data for selected companies in the United States, with publicly traded equity securities, that Benchmark deemed relevant in the Information Technology Services industry. The financial data reviewed included enterprise value as a multiple of estimated latest 12 months, or LTM, Revenue.

The selected companies and resulting data were as follows:

•	Connecture Inc.
•	Covisint Corp.
•	Datawatch Corporation
•	eFuture Holding, Inc.
•	Evolving Systems, Inc.
•	Inuvo, Inc.
•	Live Ventures, Inc.
•	MAM Software Group, Inc.
•	NetSol Technologies, Inc.
•	OmniComm Systems, Inc.
•	root9B Technologies, Inc.
•	Sphere 3D Corp.

EV/LTM Revenue
High	3.34x
Low	0.52x
Mean	1.52x
Median	1.20x

Taking into account the results of the selected companies analysis, Benchmark applied selected multiple ranges of 1.2x – 1.5x LTM Enterprise Value to Revenue to corresponding financial data for our Company. The selected companies analysis indicated implied per share value reference ranges of $0.41 to $0.56 per fractional Share, as compared to the Cash Payment of $0.50 per factional Share.

Selected Transactions Analysis.  Benchmark considered certain financial terms of certain transactions in the last two years involving target companies over $10 million that Benchmark deemed relevant in the Information Technology Services industry in the United States.

The financial data reviewed included Transaction value as a multiple of LTM Revenue.

The selected transactions and resulting data were as follows:

Announcement Date	Target	Acquirer
19-Feb-2016	VaultLogix LLC	keepITsafe Data Solutions Ltd.
08-Feb-2016	Telnes Broadband LLC	GTT Communications, Inc.
14-Oct-2015	Mortgage Returns LLC	Ellie Mae, Inc.
01-Apr-2015	LTC Engineering Associates, Inc.	CACI International, Inc.
16-Mar-2015	Solstice Consulting LLC	St. Ives Plc
02-Mar-2015	Nexgen Wireless, Inc.	PCTEL, Inc.
20-Jan-2015	Nimbo Technologies, Inc.	Equinix, Inc.
18-Dec-2014	Zeon Solutions, Inc.	Perficient, Inc.
09-Nov-2014	Effyis, Inc.	Hottolink USA Corp.
20-Oct-2014	BEAR Data Solutions, Inc.	Datalink Corp.
01-Oct-2014	United Network Services, Inc.	GTT Communications, Inc.

EV/Revenue
High	3.03x
Low	0.14x
Mean	1.68x
Median	1.49x

Taking into account the results of the selected transactions analysis, Benchmark applied selected multiple ranges of the median Enterprise Value to LTM Revenue of 1.5x to the mean LTM Revenue of 1.7x to corresponding financial data for our Company. The selected transactions analysis indicated implied per share value reference ranges of $0.48 to $0.64 per factional Share based on the selected range of multiples, as compared to the Cash Payment of $0.50 per factional Share.

Other Matters
Benchmark was engaged by our Company as the financial advisor to the Company in connection with the Transaction and to provide an opinion to our board of directors as to whether the Cash Payment to be received by the holders of the fractional shares of common stock of the Company in the Transaction was fair to such holders from a financial point of view. Benchmark was also engaged as exclusive financial advisor and placement agent for the Company with respect to any offers or placements of debt or equity securities that may occur in the future.  We engaged Benchmark based on Benchmark’s experience and reputation. Benchmark is regularly engaged to render financial opinions in connection with mergers, acquisitions, divestitures, leveraged buyouts, and for other purposes.  Pursuant to its engagement by our Company, Benchmark is entitled to an aggregate fee of $50,000 for its services, a portion of which became payable upon the execution of Benchmark’s engagement letter and the balance of which became payable upon the delivery of Benchmark’s opinion.  No portion of Benchmark’s fee is contingent upon the successful completion of the Transaction. Our company has also agreed to reimburse Benchmark for certain expenses and to indemnify Benchmark, its affiliates and certain related parties against certain liabilities and expenses, including certain liabilities under the federal securities laws, arising out of or related to Benchmark’s engagement.
In the ordinary course of its business, Benchmark may have actively traded the equity or debt securities of our Company and may have continued to actively trade such equity or debt securities. In addition, certain individuals who are employees of, or are affiliated with, Benchmark may have in the past and may have then currently been stockholders of our Company.

Procedural Fairness of the Reverse Stock Split.
In addition to the fairness of the substance of the Reverse Stock Split, the Board believes that the process by which decisions were made regarding the transaction is procedurally fair to the Company’s shareholders, including those shareholders who will be cashed out as a result of the Reverse Stock Split and to those shareholders who will continue to be shareholders of the Company after the Reverse Stock Split.
We did not retain an unaffiliated representative to act solely on behalf of our unaffiliated shareholders for the purpose of negotiating the terms of the Reverse Stock Split. We did however retain Benchmark to render an opinion regarding the fairness, from a financial point of view, of the Reverse Stock Split. The Board evaluated the fairness of the transaction to the shareholders of the Company, including the unaffiliated shareholders of the Company. We also did not grant unaffiliated shareholders access to our corporate files. The Board is comprised of five directors, three of whom are non-employees and qualify as “independent”. The Company has elected to comply with the rules of the NASDAQ together with the specific independence requirements below. The Board has reviewed the relationships between the Company and each of its directors and has determined that all of the directors were “independent” during the fiscal year ended December 31, 2015, other than Dr. Thondavadi and Mr. Desai. The Board has affirmatively determined that no director, other than Dr. Thondavadi and Mr. Desai had or has a material relationship with the Company during the current fiscal year. In making this determination, the Board has broadly considered all relevant facts and circumstances. In addition, the Board has adopted as specific independence requirements (a) the independence requirements of applicable law, (b) the requirements of an “outside director” for purposes of Section 162(m) of the Internal Revenue Code of 1986, as amended, and (c) the requirements of a “non-employee director” for purposes of Section 16 of the Securities Exchange Act of 1934, as amended, which are available on the Company’s website at www.qfor.com under the “Investors – Governance” link. The Reverse Stock Split was approved unanimously by the Board.
The Board of Directors also noted that this proxy statement, along with our other filings with the SEC, provide a significant amount of information for unaffiliated shareholders to make an informed decision as to the Reverse Stock Split. The Board of Directors therefore made no special provision for the review of our files by our unaffiliated shareholders, although subject to certain conditions, Illinois law provides shareholders with the right to review our books and records.
The Board of Directors determined not to condition the approval of the Reverse Stock Split on approval by a majority (or any other percentage) of unaffiliated shareholders. The Board of Directors noted that affiliated and unaffiliated shareholders will be treated equally in the transaction. The interests of unaffiliated shareholders in the context of the Reverse Stock Split depend on whether they hold 10 shares or more or fewer than 10 shares, although the Board appreciated that as a practical matter the Company’s affiliates would not be cashed out as a result of the Reverse Stock Split because they each hold in excess of 10 shares. If separate approval of unaffiliated shareholders were required, our affiliated shareholders would receive lesser voting rights than unaffiliated shareholders solely on the basis of their affiliate status even though they will receive no additional benefits or different treatment in the Reverse Stock Split, and any such requirement would prevent a majority of the outstanding shares of our Common Stock from participating in the consideration of the proposed Reverse Stock Split. While none of the Company’s affiliates will be cashed out as a result of the Reverse Stock Split, because each holds more than 10 shares, there are numerous non-affiliates who similarly own in excess of 10 shares and will not be cashed out. Furthermore, a vote of the majority (or any other percentage) of unaffiliated shareholders is not required under Illinois law. Finally, shareholders can increase, divide, or otherwise adjust their existing holdings at any time prior to the effective date of the Reverse Stock Split, so as to retain some or all of their shares of Common Stock, or to receive cash for some or all of their shares, as they see fit.

Structure of the Reverse Stock Split
The Reverse Stock Split will become effective on the date the Company files the Amendment with the Secretary of State of the State of Illinois. On the effective date of the Reverse Stock Split each shareholder of record will receive one share of Common Stock for every 10 pre-Reverse Stock Split shares held in his or her account as of such date. Any shareholder of record who holds fewer than 10 pre-Reverse Stock Split shares in his or her account at the time of the Reverse Stock Split will receive a cash payment of $0.50 per pre-Reverse Stock Split share and will no longer be a shareholder of the Company after the Reverse Stock Split. Any shareholder who after the Reverse Stock Split will continue as a shareholder, but owns a fractional share, will receive the Cash Payment on the pre-Reverse Stock Split equivalent to their fractional share.  We intend for the Reverse Stock Split to treat shareholders holding Common Stock in street name through a nominee (such as a bank or broker) in the same manner as shareholders whose shares are held of record in their own names, and nominees will be instructed to effect the transaction for their beneficial holders. However, nominees may have different procedures and shareholders holding shares in street name should contact their nominees.
In general, the Reverse Stock Split can be illustrated by the following examples:
Example 1. – Record Holder of Fewer Than 10 Shares
A shareholder holds nine (9) shares of our Common Stock in his account before the effective date of the Reverse Stock Split. Instead of receiving a fractional share of our Common Stock immediately after the Reverse Stock Split, the shareholder’s shares will be converted into the right to receive cash. The shareholder would receive $4.50 ($0.50 per share x 9 shares). Note: If the shareholder wants to continue his investment in the Company, before the effective date of the Reverse Stock Split, he may buy at least one more share of Common Stock, thereby increasing his share ownership to 10 shares of Common Stock pre-Reverse Stock Split, resulting in his owning one share of Common Stock post-Reverse Stock Split. The shareholder would have to act far enough in advance of the Reverse Stock Split so that the purchase is completed and the additional share or shares are credited in his account by the effective date.

Example 2. – Record Holder of 10 Shares in One Account
A shareholder holds 10 shares of our Common Stock in a single account as of the effective date of the Reverse Stock Split. After the Reverse Stock Split, the shareholder will hold one share of Common Stock.
Example 3. – Record Holder of 5 Shares in One Account and 5 Shares in a Second Account
A shareholder has two separate accounts. As of the effective date of the Reverse Stock Split, the shareholder holds five (5) shares of our Common Stock in one account and five (5) shares of Common Stock in the other. If we can determine that the two separate accounts belong to the same person (based upon the name of the account, Social Security Number or address associated with the account), then we will treat the two accounts as a single account. Accordingly, the shareholder will be treated as having 10 pre-Reverse Stock Split shares. In the Reverse Stock Split, the shareholder’s stock will be converted into one share of our Common Stock as in Example 2 above.
If, however, we are unable to determine that the two separate accounts belong to the same person, then the shareholder will receive cash payments equal to the Cash Payment for the shares of Common Stock in each account instead of receiving fractional shares. In this case, the shareholder would receive two checks, one of which will be for $2.50 ($0.50 x 5 shares) and the second of which will be for $2.50 ($0.50 x 5 shares). Note: If the shareholder wants to be certain to continue as a shareholder in the Company, the shareholder can consolidate or transfer two accounts before the effective date of the Reverse Stock Split into an account with at least 10 pre-Reverse Stock Split shares. Alternatively, the shareholder can buy at least five (5) more shares for the first account and five (5) more shares for the second account, and hold them in such shareholder’s respective accounts. The shareholder would have to act far enough in advance of the Reverse Stock Split so that the consolidation or the purchase is completed by the effective date.
Example 4. – Beneficial Owner of Nine (9) Shares in a Brokerage Account
A shareholder holds nine (9) shares of our Common Stock in street name in a brokerage account as of the effective date of the Reverse Stock Split. We intend for the Reverse Stock Split to treat shareholders holding shares of our Common Stock in street name through a nominee (such as a bank or broker) in the same manner as shareholders whose shares are registered in their names. Nominees will be instructed to effect the Reverse Stock Split for their beneficial holders. If this occurs, the shareholder will receive, through the shareholder’s broker, a check for $4.50 ($0.50 x 9 shares). However, nominees may have a different procedure and shareholders holding shares of our Common Stock in street name should contact their nominees.

Shareholder Approval
Two-thirds of the outstanding shares of our Common Stock will constitute a quorum for the purpose of approving the Amendment to the Articles of Incorporation to effect the Reverse Stock Split. Assuming the presence of a quorum, the affirmative vote of the holders of two-thirds of outstanding shares of our Common Stock entitled to vote at the Special Meeting is required to approve the Reverse Stock Split. Our current directors and executive officers have indicated that they intend to vote the shares of our Common Stock for which they hold or share voting power (18,895,203 shares of our Common Stock, or 17.4% of our issued and outstanding shares of Common Stock eligible to vote at the Special Meeting) “FOR” the Reverse Stock Split.
Effective Date
The Reverse Stock Split will become effective on the date the Company files the Amendment with the Secretary of State of the State of Illinois, or on any later date that the Company may specify in the Amendment. We intend to effect the Reverse Stock Split as soon as possible after the Reverse Stock Split is approved by our shareholders, subject to final authorization by our Board of Directors.
Exchange of Certificates for Cash Payment
We will affect the Reverse Stock Split as soon as practicable after receiving shareholder approval. Security Transfer Corp. has been appointed as the Exchange Agent to carry out the exchange of certificates for the cash payment of $0.50 per pre-Reverse Stock Split share.
Within five to ten business days after the effective date of the Reverse Stock Split, the Exchange Agent will send these shareholders a letter of transmittal with instructions as to how such shareholders will be paid the Cash Payment. The letter of transmittal will include instructions on how to surrender stock certificates to our Exchange Agent. Upon proper completion and execution of the letter of transmittal, and the return of the letter of transmittal and accompanying share certificate(s) to the Exchange Agent, and such other documentation as the Company or the Exchange Agent may reasonably require, each shareholder entitled to receive payment will receive payment from the Exchange Agent as outlined in the letter of transmittal. Shareholders should allow for approximately five business days after mailing for the Exchange Agent to receive the letter of transmittal and accompanying stock certificate and after at least ten business days following receipt of properly completed materials by the Exchange Agent for payment to be made. In the event we are unable to locate a shareholder, or if a shareholder fails to properly complete, execute and return the letter of transmittal and accompanying stock certificate to the Exchange Agent, any funds payable to such shareholder pursuant to the Reverse Stock Split will be held in escrow until a proper claim is made, subject to applicable abandoned property laws. In lieu of issuing any fractional shares otherwise issuable to shareholders who hold fewer than 10 pre-Reverse Stock Split shares, we will make the cash payment of $0.50 per pre-Reverse Stock Split share to such shareholders, without interest. Shareholders owning at least 10 pre-Reverse Stock Split shares, who after the Reverse Stock Split will continue as shareholders, but own a fractional share as the result of the Reverse Stock Split, will receive a Cash Payment based on the pre-Reverse Stock Split share equivalent of their fractional share. All such fractional shares acquired by the Company in the Reverse Stock Split will be cancelled and returned to the status of authorized but unissued shares.  No service charges will be payable by shareholders in connection with the exchange of certificates for cash. All such expenses will be borne by us except for expenses, if any, imposed by your nominee. Additional instructions with respect to lost or destroyed certificates will be included with the letter of transmittal that we will send to shareholders after the effective date of the Reverse Stock Split. In the event that the Company is unable to locate certain shareholders or if a shareholder fails to properly complete, execute, and return the letter of transmittal and accompanying stock certificate(s) to the Exchange Agent, any funds payable to such holders pursuant to the reverse stock split will be held in escrow until a proper claim is made, subject to applicable unclaimed property and escheat laws. Until the cash payments have been delivered to the appropriate public official pursuant to the abandoned property laws, such payments will be paid to the holder of the eligible certificate or his, her or its designee, without interest, at such time as the Common Stock have been properly presented for exchange.
For purposes of determining ownership of shares of our Common Stock on the effective date of the Reverse Stock Split, such shares will be considered held by the person in whose name such shares are registered on our Exchange Agent’s records. We intend that shareholders holding shares of our Common Stock in street name will be treated in the same manner as registered shareholders whose shares are registered in their names. Prior to the effective date of the Reverse Stock Split, we will conduct an inquiry of all brokers, banks and other nominees that hold shares of our Common Stock in street name. We will ask them to effect the Reverse Stock Split for their beneficial holders holding shares of our Common Stock in street name. We will rely on these brokers, banks and other nominees to provide us with information on how many fractional shares will be cashed out. However, these brokers, banks and other nominees may have different procedures than the Company’s procedures for registered shareholders for processing the Reverse Stock Split. If you hold your shares in street name with a bank, broker or other nominee, and if you have any questions in this regard, we encourage you to contact your bank, broker or nominee.

Post Reverse Stock Split Book Entry Shares
After the consummation of the Reverse Stock Split, pursuant to the IBCA and the Bylaws, the Company, through the Exchange Agent, will issue uncertified shares for those shareholders eligible to receive at least one share of post-Reverse Stock Split Common Stock in exchange for their pre-Reverse Stock Split shares of Common Stock. Shares will be issued in book entry format eligible for DTC’s Direct Registration System. As a result, no physical stock certificate will be issued to shareholders continuing after the consummation of the Reverse Stock Split.
Escheat Laws
The unclaimed property and escheat laws of each state provide that under circumstances defined in that state’s statutes, holders of unclaimed or abandoned property must surrender that property to the state. Persons whose shares of Common Stock are cashed out and whose addresses are unknown to us, or who do not return their stock certificates and request payment for their cashed out shares of Common Stock, generally will have a certain period of time from the effective date of the Reverse Stock Split in which to claim the cash payment payable to them. For example, with respect to shareholders whose last known addresses are in New York, as shown by our records, the period is three years. Following the expiration of that three-year period, the Unified Disposition of Unclaimed Property Act of New York would likely cause the cash payments to escheat to the State of New York. For shareholders who reside in other states or whose last known addresses, as shown by our records, are in states other than New York, such states may have abandoned property laws which call for such state to obtain either (i) custodial possession of property that has been unclaimed until the owner reclaims it or (ii) escheat of such property to the state. Under the laws of such other jurisdictions, the “holding period” or the time period which must elapse before the property is deemed to be abandoned may be shorter or longer than three years. In the event that the Company is unable to locate certain shareholders or if a shareholder fails to properly complete, execute, and return the letter of transmittal and accompanying stock certificate(s) to the Exchange Agent, any funds payable to such holders pursuant to the Reverse Stock Split will be held in escrow until a proper claim is made, subject to applicable unclaimed property and escheat laws.
Regulatory Approvals
The Company is not aware of any material governmental or regulatory approval required for completion of the reverse stock split, other than compliance with the relevant federal and state securities laws and the IBCA.
Litigation
As of the date of this Proxy Statement, there is no ongoing litigation related to the Reverse Stock Split.
Reservation
Although the Board has approved the Reverse Stock Split and subsequent termination of registration of our Common Stock under the Exchange Act and suspension of our duty to file periodic reports and other information with the SEC thereunder, the Board reserves the right to abandon, postpone or modify the Reverse Stock Split and such termination and suspension at any time before they are consummated for any reason. A number of factors or circumstances could cause our Board of Directors to abandon, postpone or modify the Reverse Stock Split and such deregistration and suspension, including, without limitation, the following:
●
If, immediately prior to the Reverse Stock Split, the Board does not believe that the Reverse Stock Split will sufficiently reduce the number of record holders of our Common Stock to a level that reasonably assures us that the Company would not be required under the Exchange Act to revert to a public reporting company in the foreseeable future after the Reverse Stock Split is completed, then the Board may elect to abandon, postpone or modify the Reverse Stock Split.

●
The Board may elect to abandon, postpone or modify the Reverse Stock Split if the aggregate cash payments to shareholders necessary to complete the Reverse Stock Split exceeds any budgetary guidelines set by the Board or would exceed any limits set forth under the Company’s Loan Agreement

●	If any waivers or consents under either the Company’s Loan Agreement have not been successfully obtained.
●
Even if the aggregate cash payments to Discontinued Shareholders necessary to complete the Reverse Stock Split is within the budgetary guideline set by the Board, the Board may elect to abandon, postpone or modify the Reverse Stock Split if the then economic conditions or the financial condition of the Company, or their outlook, be such that, in the judgment of the Board, it is no longer advisable to use the Company’s cash resources to effect the Reverse Stock Split.

●
If the Board determines that it is in the best interest of the Company and its shareholders for the Company to enter into any other strategic transaction that may arise in the future, such as an asset or stock sale or a business combination transaction, then the Board may elect to abandon, postpone or modify the Reverse Stock Split.

●
If for any other reason, the Board determines that the Reverse Stock Split is no longer in the best interest of the Company and its shareholders, then the Board may elect to abandon, postpone or modify the transaction.

If the Board decides to abandon, postpone or modify the Reverse Stock Split, then the Company will notify the shareholders of such decision in accordance with applicable rules and regulations.

OTHER MATTERS RELATED TO THE REVERSE STOCK SPLIT
Potential Conflicts of Interest
Our current directors, executive officers and 10% shareholders may have interests in the reverse stock split that are different from your interests as a shareholder, and have relationships that may present conflicts of interest. While our Board of Directors recommends a vote “FOR” the Reverse Stock Split, to the Company’s knowledge, none of the Company’s affiliates has made a recommendation, in their individual capacities, either in support of or opposed to the reverse stock split. Our current directors and executive officers have indicated that they intend to vote the shares of our Common Stock for which they hold or share voting power (18,895,203 shares, or approximately 17.4% of our issued and outstanding shares eligible to vote at the Special Meeting) “FOR” the reverse stock split.
Upon the effectiveness of the Reverse Stock Split, the aggregate number of shares of our Common Stock owned by our current directors, executive officers and 10% shareholders will be reduced proportionately by the reverse stock split ratio of 10-for-1 and the ownership percentage of the shares of our Common Stock held by our current directors, executive officers and 10% shareholders (inclusive of shares held and options and warrants exercisable within 60 days) will increase from 21.0% to 21.1% as a result of the reduction of the number of shares of our Common Stock outstanding. The increase in the ownership percentage of our shares of Common Stock held by our current directors, executive officers and 10% shareholders and the reduction in the number of shares outstanding following the completion of the reverse stock split is based on record holder information that we received as of September 26, 2016 from the Exchange Agent, as to our record holders, and information we have received regarding the holdings of beneficial owners of our Common Stock held in street name. The number of shares to be cashed out in the reverse stock split may vary from the estimate above, and the ownership percentage of our shares of Common Stock held by our directors, executive officers and 10% shareholders and the ownership percentage of the continuing shareholders after the reverse stock split will proportionally increase or decrease as a result of purchases, sales and other transfers of our shares of Common Stock by our shareholders prior to the effective date of the reverse stock split, and depending on the number of street name shares that are actually cashed out in the reverse stock split. See “Special Factors – Effects of the Reverse Stock Split – Effects on our Affiliates.”
Directors, executive officers and any shareholders who own more than 10% of our outstanding Common Stock will experience certain advantages after the reverse stock split in that they will be relieved of certain SEC reporting requirements and “short-swing profit” trading provisions under Section 16 of the Exchange Act and information regarding their compensation and stock ownership will no longer be publicly available. In addition, by deregistering the Common Stock under the Exchange Act subsequent to the consummation of the reverse stock split, we will no longer be prohibited, pursuant to Section 402 of the Sarbanes-Oxley Act, from making personal loans to our directors or executive officers. However, we do not have a present intention of making personal loans to our directors or executive officers, and the ability to make such loans was not a reason considered by the Board of Directors in evaluating the benefits of the reverse stock split.
Certain Material U.S. Federal Income Tax Consequences
Summarized below are certain material U.S. federal income tax consequences to our shareholders resulting from the Reverse Stock Split. This summary is based upon U.S. federal income tax law, as currently in effect, which is subject to differing interpretations or change, possibly on a retroactive basis. The summary below of the U.S. federal income tax consequences to a shareholder generally will apply to an individual who is a United States person as defined in the Internal Revenue Code of 1986, as amended (the “Code”).  This summary does not discuss all aspects of U.S. federal income taxation that may be important to shareholders in light of their individual circumstances or consequences that may apply to special classes of taxpayers, such as non-resident aliens, foreign entities, broker-dealers or insurance companies. In addition, this summary does not discuss any state, local, foreign, or other tax considerations, nor does it address the tax treatment of partnerships or other pass through entities for U.S. federal income tax purposes or persons who hold our shares through such entities, persons who received their shares as compensation or persons who are otherwise subject to special rules under the Code. The Company will not apply for any ruling from the Internal Revenue Service (“IRS”), nor will it receive an opinion of counsel, with respect to any of the tax consequences of the Reverse Stock Split. Each shareholder should consult his, her or its tax advisor as to the particular federal, state, local, foreign, and other tax consequences of the Reverse Stock Split to such shareholder, in light of his, her or its specific circumstances.
It is expected that the Reverse Stock Split will be treated for U.S. federal income tax purposes as a tax-free recapitalization pursuant to Code Section 368(a)(1)(E)  Accordingly, a shareholder who receives only newly issued shares and no Cash Proceeds in connection with the Reverse Stock Split should not recognize any gain or loss for federal income tax purposes.  Instead, in such circumstances, the aggregate tax basis in the Common Stock received pursuant to the Reverse Stock Split should equal the aggregate tax basis in the Common Stock surrendered, and the holding period for the Common Stock received should include the holding period for the Common Stock surrendered.

A shareholder of the Company that holds Common Stock prior to the Reverse Stock Split and who ceases to hold, directly or indirectly, any such shares after the Reverse Stock Split will recognize gain or loss for federal income tax purposes measured by the difference between the Cash Proceeds received by the shareholder in the Reverse Stock Split and the shareholder’s tax basis for the shares cancelled in the Reverse Stock Split.  Such gain will be long term or short term depending upon whether the shares that were cancelled were held for more than one year.
Cash received in lieu of a fractional share by a person who owns Common Stock before and after the Reverse Stock Split will be taxable.  In most cases, this is treated as if the shareholder received the fractional shares in the Reverse Stock Split and then sold the fractional share in exchange for the Cash Proceeds received from the Company.  In most cases, the shareholder would recognize capital gain or loss on the deemed redemption equal to the difference between the amount of the cash received in lieu of fractional shares and the portion of the beneficial owner’s aggregate tax basis allocable to the fractional shares. Such gain or loss generally will be long-term capital gain or loss if the Shareholder’s holding period is more than one year.
Shareholder Approval under Illinois Law
Pursuant to Section 10.20 of the IBCA the Company’s Board of Directors approved the Amendment and thereby approved the Reverse Stock Split. Section 10.20 of the IBCA also requires that the holders of at least two-thirds of the outstanding stock entitled to vote must vote in favor of the Amendment.
No vote, approval or consent of the Company’s shareholders is required in connection with the termination of the registration of the Company’s Common Shares under Section 12(g) of the Exchange Act and the subsequent suspension of the Company’s reporting obligation under Section 13(a) of the Exchange Act. The Board of Directors of the Company knows of no other matters other than that described in this Proxy Statement which have been recently approved or considered by the holders of the Company’s Common Shares.
Dissenters’ Rights
Under Illinois law, our Articles of Incorporation and our Bylaws, no appraisal or dissenters’ rights are available to our shareholders who dissent from the Reverse Stock Split.
Information Reporting and Backup Withholding
A shareholder (other than an exempt recipient) who receives a Cash Payment generally will be subject to information reporting with respect to the Cash Payment. Furthermore, backup withholding may apply to such amount unless the shareholder provides a valid taxpayer identification number and complies with certain certification procedures (generally, by providing a properly completed and executed IRS Form W-9).  Any amounts withheld under the backup withholding rules generally will be allowed as a credit against the shareholder’s U.S. federal income tax liability.
Foreign shareholders are subject to special withholding rules.  In lieu of a Form W-9, foreign shareholders are required to provide a properly completed Form W-8BEN which will permit the Company to determine whether withholding is required and, if so, at what rate based on facts specific to such foreign shareholder.
The foregoing discussion summarizing certain U.S. federal income tax consequences does not refer to the particular facts and circumstances of any specific shareholder and does not discuss all aspects of U.S. federal income taxation that may be relevant to a particular shareholder. We recommend that shareholders consult their own tax advisors for more specific and definitive advice as to the U.S. federal income and other tax consequences to them of the Reverse Stock Split, as well as advice as to the application and effect of state, local and foreign income and other tax laws.

DETAILS OF PROPOSAL NO. 2 (REINCORPORATION)
In this section of the Proxy Statement, we sometimes refer to the Company as an Illinois corporation before reincorporation via the Reincorporation as “Q4 (Illinois)” and the Company as a Delaware corporation after the Reincorporation as “Q4 (Delaware).”

The Board has unanimously approved and recommends to our shareholders this proposal to change the Company’s state of incorporation from Illinois to Delaware (the “Reincorporation”). If our shareholders approve this proposal, we will accomplish the Reincorporation by merging the Company, which is currently an Illinois corporation into Quadrant 4 System Corporation, a Delaware corporation and wholly-owned subsidiary of the Company, which would be the survivor of the merger (the “Reincorporation”).

Summary
Assuming that shareholder approval of this proposal is obtained and the Reincorporation becomes effective:
•
the affairs of the Company will cease to be governed by Illinois corporation laws, the affairs of the Company will become subject to Delaware corporation laws, and the Company’s existing Articles of Incorporation, as amended to date (the “Illinois Articles of Incorporation”) and the Company’s existing Bylaws (the “Illinois Bylaws”) will be replaced by a new certificate of incorporation and new bylaws, as more fully described below;

•
the separate corporate existence of Q4 (Illinois) will cease and (i) Q4 (Delaware) will continue in existence as the surviving corporation and will succeed to and possess all rights, privileges, powers and franchises of Q4 (Illinois), (ii) all of the assets and property of whatever kind and character of Q4 (Illinois) will vest in Q4 Delaware, and (iii) Q4 (Delaware) will be liable for all of the liabilities and obligations of Q4 (Illinois), and any claim or judgment against Q4 (Illinois) may be enforced against Q4 (Delaware), as the surviving corporation;

•
each outstanding share of Q4 (Illinois) common stock, $0.001 par value per share, will be converted into one outstanding share of Q4 (Delaware) common stock, par value $0.00001 per share and each outstanding option, warrant or other right to acquire shares of Q4 (Illinois) common stock will continue as an outstanding option, warrant or other right to acquire shares of Q4 (Delaware) common stock;

•	each director or officer of Q4 (Illinois) will continue to hold his respective office with Q4 (Delaware); and

•
those shareholders who do not vote in favor of the Reincorporation may dissent and obtain payment for the “estimated fair value” of their shares under Illinois law, subject to compliance with the procedures explained under “Dissenters’ and Appraisal Rights Relating to the Reincorporation” below.

General Information

***The Board has approved an agreement and plan of merger substantially in the form attached as Exhibit E to this Proxy Statement (the “Reincorporation Agreement”) to accomplish the Reincorporation. This proposal will require the approval of the affirmative vote of holders of two-thirds of the outstanding shares of the Company’s Common Stock. Those shares present in person or represented by proxy, representing Common Stock outstanding at the close of business on the Record Date, will be entitled to vote on the proposal. Assuming that shareholder approval of this proposal is obtained, the Company intends to file with the Illinois Secretary of State articles of merger (the “Illinois Articles of Merger”) and intends to file with the Delaware Secretary of State (i) a certificate of merger (the “Delaware Certificate of Merger”) and (ii) amended and restated certificate of incorporation, which will govern the Company as a Delaware corporation, substantially in the form attached as Annex A to the Reincorporation Agreement (the “Delaware Certificate of Incorporation”). In addition, assuming that shareholder approval of this proposal is obtained and the Illinois Articles of Merger, Delaware Certificate of Merger and Delaware Certificate of Incorporation are filed, the bylaws substantially in the form of Appendix B to the Reincorporation Agreement will be the bylaws for Q4 (Delaware) (the “Delaware Bylaws”). Upon approval of the Reincorporation and the filing and effectiveness of the appropriate documents with the State of Illinois and the State of Delaware, the Company will be a Delaware corporation governed by Delaware law, the Delaware Certificate of Incorporation and the Delaware Bylaws.

There will be no interruption in the trading of the shares of the Company’s Common Stock as a result of the Reincorporation. Q4 (Delaware)’s Common Stock will continue to trade in the OTC market under the same symbol, “QFOR.” Q4 (Delaware) will continue to file periodic reports and other documents as and to the extent required by the rules and regulations of the SEC, except as contemplated by this Proxy Statement with respect to the Company’s intention to cease SEC reporting following the Reverse Stock Split, if approved by the shareholders of the Company. Shareholders who own shares of Q4 (Illinois) Common Stock that are freely tradable prior to the Reincorporation will continue to have freely tradable shares in Q4 (Delaware) after the Reincorporation, and shareholders holding restricted shares of Q4 (Illinois) Common Stock prior to the Reincorporation will continue to hold shares in Q4 (Delaware) after the Reincorporation subject to the same restrictions on transfer. In summary, the Reincorporation will not change the respective positions of the Company or its shareholders under federal securities laws, exchange or self-regulatory organization rules.

Reasons for the Reincorporation
For many years, Delaware has followed a policy of encouraging incorporation in that state and, in furtherance of that policy, has been a leader in adopting, construing, and implementing comprehensive, flexible corporate laws responsive to the legal and business needs of corporations organized under its laws. Many corporations have initially chosen Delaware, or chosen to reincorporate in Delaware, in a manner similar to that being proposed by the Company. We believe the principal reasons for considering the Reincorporation are:

•
the development in Delaware over the last century of a well-established body of case law construing the Delaware General Corporation Law (as amended, “DGCL”), which provides businesses with a greater measure of predictability than exists in any other jurisdiction;

•
the certainty afforded by the well-established principles of corporate governance under Delaware law are of benefit to Q4 (Illinois) and its shareholders and should assist Q4 (Illinois) in its ability to continue to attract and retain outstanding directors and officers;

•	the DGCL itself, which is updated annually to reflect business needs and developments, is generally acknowledged to be the most advanced and flexible corporate statute in the country;

•
the Delaware Court of Chancery, which brings to its handling of complex corporate issues a level of experience, a speed of decision and a degree of sophistication and understanding unmatched by any other court in the country, and the Delaware Supreme Court, the only appeals court, which is highly regarded and has demonstrated its willingness to schedule and rule on business matters on an expedited schedule where prompt resolution is important to the business needs of the parties involved;

•
the Delaware General Assembly, to meet changing business needs, considers and adopts annually statutory amendments to the DGCL that have been proposed by the Corporation Law Section of the Delaware bar; and

•
the Delaware Division of Corporations, which is open from 8 a.m. to 12 p.m. Monday-Friday to accept corporate filings, has a procedure for “preclearance” of corporate filings and offers same day, 2 hour, 1 hour and half hour processing of corporate filings, thus allowing prompt and efficient evidence of filings and certifications to be obtained to facilitate business and transactional needs, and also has a procedure to accommodate closings occurring in international time zones outside of normal business hours or on weekends or holidays.

Changes as a Result of Reincorporation
If this proposal is approved, the Reincorporation will effect a change in the legal domicile of the Company and other changes of a legal nature, the most significant of which are described below in the section entitled “Rights of our Shareholders Prior to and After the Reincorporation from Illinois to Delaware.” The Reincorporation is not expected to affect any of the Company’s material contracts with any third parties, and the Company’s rights and obligations under such material contracts will continue as rights and obligations of Q4 (Delaware). The Reincorporation itself will not result in any change in the Company’s business, jobs, management, number of employees, assets, liabilities or net worth (other than transaction costs incident to the Reincorporation). Further, the directors and officers of Q4 (Illinois) immediately prior to the Reincorporation will continue as the directors and officers of Q4 (Delaware) immediately after the Reincorporation, and the subsidiaries of Q4 (Illinois) immediately prior to the Reincorporation will continue as the subsidiaries of Q4 (Delaware) immediately after the Reincorporation.

The Reincorporation Agreement
The Reincorporation will be effected pursuant to the Reincorporation Agreement to be adopted by Q4 (Illinois) and Q4 (Delaware). The Reincorporation Agreement provides that Q4 (Illinois) will merge with and into its recently-formed subsidiary, Q4 (Delaware), and will be subject to all of the provisions of the DGCL. By virtue of the Reincorporation, Q4 (Delaware) will continue in existence as the surviving corporation and, without further transfer, succeed to and possess all rights, privileges, powers and franchises of Q4 (Illinois), and all of the assets and property of whatever kind and character of Q4 (Illinois) shall vest in Q4 (Delaware), as the surviving corporation; Q4 (Delaware), as the surviving corporation, will be liable for all of the liabilities and obligations of Q4 (Illinois); and any claim or judgment against Q4 (Illinois) may be enforced against Q4 (Delaware), as the surviving corporation. Each director and officer of Q4 (Illinois) will continue to hold his respective office with Q4 (Delaware).

If this proposal is approved by our shareholders, the Reincorporation would become effective upon the filing (and acceptance thereof by the Illinois Secretary of State and the Delaware Secretary of State, as applicable) and effectiveness of the Illinois Articles of Merger and the Delaware Certificate of Merger. If this proposal is approved by shareholders, it is anticipated that the Board will cause the Reincorporation to be effected as soon as practicable thereafter. However, the Reincorporation Agreement may be terminated and the merger abandoned by the action of the Board of either Q4 (Delaware) or Q4 (Illinois) at any time prior to the effective time of the Reincorporation, whether before or after approval by the Company’s shareholders, for any reason whatsoever.

If this proposal is approved, shareholders will not be required to exchange their Q4 (Illinois) stock certificates for new Q4 (Delaware) stock certificates. Rather, following the effective time of the Reincorporation, Q4 (Illinois) stock certificates will represent the same number of shares of Q4 (Delaware) stock until submitted to the Company for transfer, whether pursuant to a sale or otherwise, and thereupon will be exchanged for Q4 (Delaware) stock certificates. Shareholders of the Company should not destroy any stock certificate(s) and should not submit any certificate(s) to the Company unless and until requested to do so.

Effect of Vote for the Reincorporation
A vote in favor of the Reincorporation is a vote in favor of the Reincorporation Agreement, the Illinois Articles of Merger, the Delaware Certificate of Merger, the Delaware Certificate of Incorporation, and the Delaware Bylaws.

Effect of Not Obtaining the Required Vote for Approval
If we fail to obtain the requisite vote of shareholders for approval of this proposal, the Reincorporation will not be consummated and the Company will continue to be incorporated in Illinois and governed by the IBCA, the Illinois Articles of Incorporation and the Illinois Bylaws.  In addition, we will proceed with the Reverse Stock Split if our shareholders approve Proposal No. 1.

Description of the Company’s Capital Stock upon the Effectiveness of the Reincorporation
Assuming that this proposal is approved by our shareholders and the Reincorporation becomes effective, the Company will merge into Q4 (Delaware), which is a newly-formed wholly-owned subsidiary of the Company incorporated in the State of Delaware formed solely for purposes of effecting the Reincorporation, and which will be the surviving corporation. The rights of the stockholders of Q4 (Delaware) will generally be governed by Delaware law, the Delaware Certificate of Incorporation and the Delaware Bylaws. The following is a description of the capital stock of Q4 (Delaware) upon the effectiveness of the Reincorporation. This description is not intended to be complete and is qualified in its entirety by reference to Delaware law, including the DGCL, and the full texts of the proposed Amended and Restated Delaware Certificate of Incorporation, a copy of which is attached as Exhibit H to this Proxy Statement, and the Delaware Bylaws, a copy of which is attached as Exhibit I to this Proxy Statement.
The authorized capital stock of Q4 (Illinois) consists of 200,000,000 shares of common stock, $0.001 par value per share. Upon the effectiveness of the Reincorporation, the number of shares of authorized capital stock of Q4 (Delaware) will be 20,000,000 shares of common stock (if the Reverse Stock Split is first approved), or 200,000,000 shares of common stock (if the Reverse Stock Split is not approved). However, Q4 (Delaware)’s common stock will have a par value of $0.00001 per share, rather than $0.001 par value per share as is the case with respect to Q4 (Illinois). The potential change in the number of shares of authorized capital stock and the change in the par value is intended to reduce Delaware franchise taxes and filing fees.

Dividends; Liquidation. Holders of Common Stock of Q4 (Delaware) will have equal ratable rights to dividends (payable in cash, stock or otherwise) out of funds legally available for that purpose, when and if dividends are declared by the Board of Q4 (Delaware). Holders of Common Stock are entitled to share ratably, as a single class, in all of Q4 (Delaware)’s assets available for distribution to holders of shares of common stock upon Q4 (Delaware)’s liquidation or dissolution or the winding up of Q4 (Delaware)’s affairs, after payment of Q4 (Delaware)’s liabilities and any amounts to holders of outstanding shares of preferred stock.

Voting Rights. Generally, holders of Q4 (Delaware)’s Common Stock will vote together as a single class on every matter acted upon by the stockholders. Holders of Q4 (Delaware) Common Stock will be entitled to one vote per share on all matters submitted to a vote of stockholders. Stockholders will not be entitled to cumulate votes in voting for directors. A majority of the outstanding shares entitled to vote on a matter, represented in person or by proxy, will constitute a quorum at any meeting of stockholders. If a quorum is present, the affirmative vote of the majority of shares represented at the meeting and entitled to vote on a matter will be the act of the stockholders, unless the vote of a minimum or other number or amount is provided for such matter by the DGCL, the Delaware Certificate of Incorporation or the Delaware Bylaws or the rules and regulations of any stock exchange or other regulatory body, in which case such minimum or other vote will be the required vote of stockholders on such matter. Except as otherwise provided by law, or by the resolution or resolutions adopted by the Board designating the rights, powers and preferences of any series and/or class of preferred stock, the holders of Q4 (Delaware) Common Stock have the exclusive right to vote for the election of directors and for all other purposes, and holders of preferred stock are not entitled to receive notice of any meeting of stockholders at which they are not entitled to vote.

Other. The holders of Q4 (Delaware) Common Stock have no preferences or rights of conversion, exchange, pre-emption or other subscription rights. There are no redemption or sinking fund provisions applicable to the common stock. The rights and preferences of holders of common stock are subject to the rights of any series of preferred stock that Q4 (Delaware) may issue.

The Charters and Bylaws and of Q4 (Delaware) and Q4 (Illinois)
The provisions of the Delaware Certificate of Incorporation and the Delaware Bylaws are substantially similar in substance to those of the Illinois Articles of Incorporation and Illinois Bylaws. The differences in Delaware as compared to Illinois include, but are not limited to, the following: (i) the elimination of the presumption of assent to any action the Board takes, by directors who are present at a meeting unless the director’s dissent is entered in the minutes of the meeting or the director files a written dissent to such action; and (ii) the expansion of the powers which the Board may in its discretion grant to each Board committee.

In addition, the proposed Reincorporation includes the implementation of certain other provisions in the Delaware Certificate of Incorporation and the Delaware Bylaws that are different from the Illinois Articles of Incorporation and Illinois Bylaws. For a discussion of such changes, see “Rights of our Shareholders Prior to and After the Reincorporation from Illinois to Delaware.” The discussion of the Delaware Certificate of Incorporation and the Delaware Bylaws is qualified by reference to the provisions of the DGCL, and the Delaware Certificate of Incorporation a copy of which are attached as Annex A to the Reincorporation Agreement, and the Delaware Bylaws, a copy of which is attached as Appendix B to the Reincorporation Agreement. In addition, Q4 (Delaware) could implement certain other changes in the future by amending the Delaware Certificate of Incorporation or the Delaware Bylaws.

Limitation of Director Liability and Indemnification
Illinois and Delaware have similar laws relating to indemnification by a corporation of its officers, directors, employees and other agents. The laws of both states permit corporations to adopt a provision in their charters eliminating the liability of a director to the corporation or its stockholders for monetary damages for breach of the director’s fiduciary duty except where such liability is based on:

•	any breach of the director’s duty of loyalty to the corporation or its shareholders;

•	acts or omissions not in good faith or that involve intentional misconduct or a knowing violation of law;

•	liability of directors for unlawful payment of dividends or unlawful stock purchases or redemptions; or

•	any transaction from which the director derived an improper personal benefit.

The Illinois Bylaws indemnify directors and officers, where the person seeking indemnification acted in good faith and in a manner the person reasonably believed to be in or not opposed to the best interests of the Company, and, with respect to any criminal action or proceeding, had no reasonable cause to believe the conduct was unlawful, to the extent permitted by the IBCA. The Illinois Bylaws also provide that the Company shall provide broad indemnification generally extending to any person who was or is a director or officer of the Company, and may indemnify any person who is or was an employee or agent of the corporation, or is or was an employee of the corporation serving at the request of the corporation as a director, officer, or employee of another corporation, partnership, joint venture, trust, or other enterprise, to the extent and under the circumstances provided above with respect to a person who is or was a director or officer of the corporation. The right of indemnification includes the right, if the Board so approves, to be paid by the Company for expenses incurred in defending proceedings.  The indemnification provisions of the Delaware Bylaws are substantially identical to those contained in the Illinois Bylaws.

Employee Benefit Plans
All of Q4 (Illinois)’s employee benefit plans (including stock option and other equity-based plans) would be continued by Q4 (Delaware), and each stock option and other equity-based award issued and outstanding pursuant to such plans would automatically be converted into a stock option or other equity-based award with respect to the same number of shares of Q4 (Delaware), upon the same terms and subject to the same conditions as set forth in the applicable plan under which the award was granted and in the agreement reflecting the award. Approval of the Reincorporation would constitute approval of the assumption of these plans by Q4 (Delaware). Assuming the Reincorporation is approved, Q4 (Delaware) would continue Q4 (Illinois)’s other employee benefit arrangements upon the terms and subject to the conditions currently in effect.

Dissenters’ or Appraisal Rights Relating to the Reincorporation
Under Illinois law, Company shareholders who do not vote in favor of the Reincorporation and who follow certain other procedures summarized below will have the right to dissent from the Reincorporation which effectuates the Reincorporation and obtain payment for their shares in the form of cash in the event of the completion of the Reincorporation. The following is a summary of the provisions of the IBCA, which specify the procedures which must be followed by any shareholder, and is qualified by reference to the provisions of Section 11.70 of the IBCA, which is attached as Exhibit J to this Proxy Statement. If you are considering exercising your dissenters’ rights, you should carefully review the following discussion and Exhibit J. Because of the complexity of the procedure established for exercising dissenters’ rights, the Company encourages you to consult an attorney before electing or attempting to exercise these rights. In the following discussion, “Company” means Q4 (Illinois) prior to the effectiveness of the Reincorporation, and thereafter means Q4 (Delaware).
Under the IBCA, all shareholders entitled to dissenters’ rights must be notified of that fact and the procedure to dissent in the meeting notice relating to the transaction with respect to which they are entitled to assert dissenters’ rights. This Proxy Statement constitutes that notice. Because the Company has furnished to shareholders in this Proxy Statement material information with respect to the Reincorporation, including the merger of Q4 (Illinois) into Q4 (Delaware), that will objectively enable a shareholder to evaluate the Reincorporation, to vote on the proposal and to determine whether or not to exercise dissenters’ rights, a shareholder may assert these rights only if (i) prior to the vote on the Reincorporation, including the Reincorporation, at the Annual Meeting, the shareholder delivers to the Company a written demand for payment for his or her shares in the event the Reincorporation is completed, and (ii) the shareholder does not vote in favor of the Reincorporation, including the Reincorporation Agreement.
If a shareholder votes in favor of the Reincorporation, the shareholder will not be entitled to dissent and obtain payment for his or her shares, and a vote against the Reincorporation will not satisfy the above requirement that a written demand for payment be delivered to the Company before the vote on Reincorporation. Failure to vote against the approval of the Reincorporation will not waive a shareholder’s dissenters’ rights, provided that the shareholder has not voted in favor of the Reincorporation and provided, further, that the shareholder has complied in all other respects with the IBCA in preserving the shareholder’s dissenters’ rights.

Within the later of (i) 10 days after the Reincorporation is completed or (ii) 30 days after the shareholder delivers to the Company his or her written demand for payment, the Company will send to each shareholder delivering such a written demand (a “dissenting shareholder”) a statement setting forth the Company’s opinion as to the estimated fair value of such shareholder’s shares (a “statement of value”), the Company’s balance sheet as of the end of its fiscal year ended December 31, 2015, its income statement for its fiscal year ended December 31, 2015, and its latest interim financial statements, together with either a commitment to pay for the shares of the dissenting shareholder at the estimated fair value thereof upon transmittal to the Company of the certificate or certificates or other evidence of ownership with respect to such shares, or instructions to the dissenting shareholder to sell his or her shares within 10 days after delivery of the Company’s statement to the shareholder. The Company may instruct the shareholder to sell only if there is a public market for the shares at which the shares may be readily sold.
If the dissenting shareholder does not sell his or her shares within such 10 day period after being so instructed by the Company, he or she shall be deemed to have sold these shares at the average closing price of such shares during such 10 day period.
A shareholder who makes such written demand for payment retains all other rights of a shareholder until those rights are cancelled or modified by the completion of the Reincorporation. Upon completion of the Reincorporation, the Company will pay each dissenting shareholder who transmits to it the certificate or other evidence of ownership of the shares the amount the Company estimates to be the fair value of such shares, plus accrued interest, accompanied by a written explanation of how such interest was calculated.
If the dissenting shareholder does not agree with the Company’s opinion as to the estimated fair value of the shares or the amount of interest due and wishes to preserve dissenters’ rights, the dissenting shareholder shall, within 30 days from the Company’s delivery to the dissenting shareholder of the statement of value, notify the Company of the dissenting shareholder’s estimate of fair value and amount of interest due and demand payment for the difference between the dissenting shareholder’s estimate of fair value and interest due and the amount of the payment by the Company or the proceeds of sale by the dissenting shareholder, whichever amount is applicable.
If the Company and the dissenting shareholder are unable to agree on the fair value and interest due with respect to the shares within 60 days of delivery to the Company of the shareholder’s notice of estimated fair value and interest due, the Company shall either pay the difference in value demanded by the dissenting shareholder, with interest, or file a petition in the Circuit Court of Cook County, Illinois. The Company shall make all dissenters, whether or not residents of Illinois, whose demands remain unsettled, parties to the proceeding as an action against their shares, and shall serve all parties with a copy of the petition. Nonresidents may be served by registered or certified mail or by publication as required by law. If the Company does not commence such an action, dissenting shareholders can commence an action as otherwise permitted by law.
The jurisdiction of the court in which the proceeding is commenced under the foregoing paragraph by a corporation is plenary and exclusive. The court may appoint one or more persons as appraisers to receive evidence and recommend a decision on the question of fair value. “Fair value” means the proportionate interest of the shareholder in the Company, without discount for minority status or, absent extraordinary circumstance, lack of marketability, immediately before the Reincorporation, excluding any appreciation or depreciation in anticipation of the corporate action, unless exclusion would be inequitable.
Each dissenting shareholder made a party to the proceeding is entitled to judgment for the amount, if any, by which the court determines that the fair value of his or her shares, plus interest, exceeds the amount paid by the Company or the proceeds of sale by the shareholder, whichever amount is applicable.

The court, in such a proceeding, shall determine all costs of the proceeding, including the reasonable compensation and expenses of the appraisers, if any, appointed by the court, but shall exclude the fees and expenses of counsel and experts for the respective parties. If the fair value of the shares as determined by the court materially exceeds the amount which the Company estimated to be the fair value of the shares, or if no estimate was made, then all or any part of such expenses may be assessed against the Company. If the amount which any dissenting shareholder estimated to be the fair value of the shares materially exceeds the fair value of the shares as determined by the court, then all or any part of the costs may be assessed against that dissenting shareholder. The court may also assess the fees and expenses of counsel and experts for the respective parties in amounts the court finds equitable. Specifically, the court may assess fees and expenses of counsel and experts against the Company and in favor of any or all dissenters, if the court finds that the Company did not substantially comply with the requirements of the statute. Additionally, the court may assess fees and expenses of counsel and experts against either the Company or a dissenter and in favor of any other party if the court finds that the party against whom the fees and expenses are assessed acted arbitrarily, vexatiously, or not in good faith with respect to the rights provided by the statute. If the court finds that the services of counsel for any dissenting shareholder were of substantial benefit to other dissenting shareholders similarly situated and that the fees for those services should not be assessed against the Company, the court may award reasonable fees to that counsel to be paid out of the amounts awarded to the benefited dissenting shareholders.

Delaware Business Combination Statute
Like Illinois, Delaware has a “business combination” statute that is applicable to publicly traded corporations incorporated in that State that do not opt out of its provisions. The Delaware business combination statute is similar to the Illinois business combination statute currently applicable to the Company. Delaware’s business combination statute provides that an “interested stockholder,” defined as a person who owns 15% or more of the outstanding voting stock of a corporation or a person who is an associate or affiliate of the corporation and, within the preceding three-year period, owned 15% or more of the outstanding voting stock, may not engage in specified business combinations with the corporation for a period of three years after the date on which the person became an interested stockholder without obtaining the approval of the holders of 66 2/3% of the voting stock not held by the interested stockholder. The law defines the term “business combination” to encompass a wide variety of transactions with or caused by an interested stockholder, including mergers, asset sales and transactions in which the interested stockholder receives or could receive a benefit on other than a pro rata basis with other shareholders. Q4 (Delaware) may amend its certificate of incorporation in the future to no longer be governed by the business combination statute. Because Q4 (Delaware) has not elected to opt-out of this provision, the provision might discourage takeover attempts that might result in a premium over the market price for shares of Q4 (Delaware)’s common stock.

Transfer Agent
Security Transfer Corp., the transfer agent for Q4 (Illinois)’s Common Stock, will serve as the transfer agent for Q4 (Delaware)’s Common Stock.

Certain Federal Income Tax Consequence
THE FOLLOWING DISCUSSION IS INTENDED ONLY AS A SUMMARY OF CERTAIN UNITED STATES FEDERAL INCOME TAX CONSEQUENCES OF THE REINCORPORATION AND DOES NOT PURPORT TO BE A COMPLETE ANALYSIS OR DISCUSSION OF ALL OF THE REINCORPORATION’S POTENTIAL TAX EFFECTS. HOLDERS OF OUR COMMON STOCK ARE URGED TO CONSULT THEIR OWN TAX ADVISORS AS TO THE SPECIFIC TAX CONSEQUENCES TO THEM OF THE REINCORPORATION AND THE APPLICABILITY AND EFFECT OF FEDERAL, STATE, LOCAL AND OTHER APPLICABLE TAX LAWS.

The Company believes that the Reincorporation will constitute a tax-free reorganization within the meaning of Section 368(a)(1)(F) of the Code. Assuming that the Reincorporation will be treated for U.S. federal income tax purposes as a reorganization within the meaning of Section 368(a)(1)(F) of the Code, and subject to the qualifications and assumptions described in this Proxy Statement:

(i)	holders of Q4 (Illinois) Common Stock will not recognize any gain or loss as a result of the consummation of the Reincorporation;

(ii)
the aggregate tax basis of shares of Q4 (Delaware)’s Common Stock received in the Reincorporation will be equal to the aggregate tax basis of the shares of Q4 (Illinois) Common Stock converted therefor; and

(iii)	the holding period of the shares of Q4 (Delaware)’s Common Stock received in the Reincorporation will include the holding period of the shares of Q4 (Illinois) Common Stock converted therefor.

The Company does not intend to request a ruling from the Internal Revenue Service regarding the federal income tax consequences of the Reincorporation.  Nor will any legal opinion be requested. Each shareholder should consult his, her or its tax advisor as to the particular federal, state, local, foreign, and other tax consequences of the Reverse Stock Split to such shareholder, in light of his, her or its specific circumstances.

If the Reincorporation fails to qualify as a tax-free reorganization within the meaning of Section 368(a)(1)(F) of the Code or otherwise as a tax-free reorganization, stockholders of Q4 (Delaware) would recognize gain or loss with respect to each share of Q4 (Illinois) Common Stock deemed to have been exchanged pursuant to the Reincorporation equal to the difference between the stockholder’s basis in such Q4 (Illinois) shares and the fair market value of the Q4 (Delaware) capital stock received in exchange therefor. In a taxable transaction, a stockholder’s aggregate basis in the Q4 (Delaware) capital stock so received would equal the stock’s fair market value, and the stockholder’s holding period for such stock would begin the day of the Reincorporation.

Accounting Treatment
We expect that the Reincorporation will have no material effect from an accounting perspective because there is no change in the entity as a result of the Reincorporation. As such, the financial statements of Q4 (Illinois) previously filed with the SEC will remain the financial statements of Q4 (Delaware) following the Reincorporation.

Rights of our Shareholders Prior to and After the Reincorporation from Illinois to Delaware
The rights of Q4 (Illinois) shareholders are currently governed by the IBCA and common law, the Illinois Articles of Incorporation, and the Illinois Bylaws. The rights of Q4 (Delaware)’s stockholders after the completion of the Reincorporation will be governed by Delaware law, principally the DGCL, the Delaware Certificate of Incorporation and the Delaware Bylaws. As a result of the differences between the IBCA and the DGCL and between Q4 (Illinois)’ and Q4 (Delaware)’s governing documents, certain of your rights as a Q4 (Delaware) stockholder will vary in some respects from your current rights as a Q4 (Illinois) shareholder.
It is not practical to summarize in this Proxy Statement all of the differences between the DGCL and the IBCA or between the Delaware Certificate of Incorporation and the Delaware Bylaws, on the one hand, and the Illinois Articles of Incorporation and Illinois Bylaws, on the other. Instead, this section summarizes some of the material differences and describes how those differences may affect the rights and interests of shareholders of Q4 (Illinois).
For a description of the capital stock of Q4 (Delaware) see “Description of the Company’s Capital Stock upon the Effectiveness of the Reincorporation.” You should also refer to the IBCA and the DGCL, as well as the Illinois Articles of Incorporation and Illinois Bylaws and the Delaware Certificate of Incorporation and the Delaware Bylaws to be in effect immediately upon the effectiveness of the Reincorporation. The Delaware Certificate of Incorporation is attached as Annex A to the Reincorporation Agreement attached as Appendix A to this Proxy Statement, and the Delaware Bylaws are attached as Appendix B to this Proxy Statement. The Illinois Articles of Incorporation and the Illinois Bylaws have been filed as an exhibit to Q4 (Illinois)’ Amendment No 1. to Annual Report on Form 10-K/A for the year ended December 31, 2015, filed with the SEC on September 22, 2016, and are incorporated herein by reference. See “Where You Can Find More Information.”

TOPIC	IBCA PROVISIONS	DGCL PROVISIONS
Amount and Classification of Share Capital
The authorized common stock of Q4 (Illinois) consists of 200,000,000 shares of common stock, $0.01 par value per share. As of September 26, 2016, Q4 (Illinois) had outstanding 108,861,774 shares of common stock.

Upon the effectiveness of the Reincorporation, the authorized capital stock of Q4 (Delaware) will consist of 20,000,000 shares of common stock (200,000,000 shares of common stock if the Reverse Stock Split is not approved), par value $0.00001 per share.

Upon the effectiveness of the Reincorporation, the total number of outstanding shares of Q4 (Delaware) common stock is estimated to be approximately 108,861,774 (based on the number of shares of Q4 (Illinois) common stock outstanding as of September 26, 2016, before giving effect to the Reverse Stock Split.  If the Reverse Stock Split is approved by the Stockholders, the Company intends to complete the Reverse Stock Split first, in which case the total number of outstanding shares of Q4 (Delaware) common stock is estimated to be approximately 10,886,177 (based on the number of shares of Q4 (Illinois) common stock outstanding as of September 26, 2016, after giving effect to the Reverse Stock Split.

TOPIC	IBCA PROVISIONS	DGCL PROVISIONS
Number of Directors; Term of Office
Under the IBCA, the number of directors is fixed by the Bylaws, or absent such provision, by the articles of incorporation or by resolution of the incorporator in the organizational minutes, and may provide for a range by prescribing a minimum and maximum (which may not exceed the minimum by more than five). The IBCA provides, if a corporation has six (6) or more directors, that the articles of incorporation or Bylaws may provide that such directors can be divided into either two or three classes, each class to be as nearly equal in number as is possible.

The Illinois Bylaws provide that the number of directors shall be determined from time to time by the Board. The term of office of each director is one year.

The DGCL provides that a corporation’s board of directors must consist of one or more members, with the number fixed by, or in the manner provided in, the Bylaws, unless the certificate of incorporation fixes the number, in which case a change in the number of directors shall be made only by amendment of the certificate.

The Delaware Bylaws similar to the Illinois Bylaws provide that the number of directors shall be determined from time to time by the Board.

Dividends/Distributions
Under Illinois law, a corporation may not make any distribution to shareholders if, after giving effect to the distribution:

•          the corporation would be insolvent; or
•          the net assets of the corporation would be less than zero or less than the maximum amount payable at the time of distribution to shareholders having preferential rights in liquidation if the corporation were then to be liquidated.

Delaware law permits a corporation to declare and pay dividends out of surplus or, if there is no surplus, out of net profits for the fiscal year in which the dividend is declared and/or for the preceding fiscal year as long as the amount of capital of the corporation following the declaration and payment of the dividend is not less than the aggregate amount of the capital represented by the issued and outstanding stock of all classes having a preference upon the distribution of assets.

Action by Written Consent of Shareholders
The IBCA allows shareholders to take action by unanimous written consent of all shareholders entitled to vote with respect to the subject matter or by signed written consent of the holders of shares having not less than the minimum number of votes necessary to take action at a meeting in which all shares entitled to vote on the matter were present and voting, unless such right is denied by the articles of incorporation. The Illinois Articles of Incorporation do not deny such right. The IBCA provides for at least 5 days’ advance notice of the action contemplated (unless it will be unanimous) and prompt notice afterwards to non-consenting shareholders of the action taken without a meeting.

The DGCL also provides that stockholders may take action by unanimous written consent or by consent of the holders of shares having not less than the minimum number of votes necessary to take action at a meeting in which all shares entitled to vote on the matter were present and voting, unless such right is denied by the certificate of incorporation. The Delaware Certificate of Incorporation does not deny such right. If action is taken by less than unanimous written consent, the DGCL requires prompt notice afterwards to non-consenting holders of the action taken.

Revocability of Proxies	Under the IBCA, a duly executed proxy is revocable unless it conspicuously states that it is irrevocable and the appointment is coupled with an interest.	Under the DGCL, a duly executed proxy is irrevocable if it states that it is irrevocable and if, and only as long as, it is coupled with an interest sufficient in law to support an irrevocable power.

TOPIC	IBCA PROVISIONS	DGCL PROVISIONS
Quorum
The Illinois Bylaws provide that a majority of the outstanding shares entitled to vote on a matter, represented in person or by proxy, constitutes a quorum for consideration of such matter at a meeting of shareholders, but in no event shall a quorum consist of less than one third of the outstanding shares entitled so to vote. If a quorum is present, the affirmative vote of the majority of the shares represented at the meeting and entitled to vote on a matter is the act of the shareholders, unless the vote of a greater number or voting by classes is required by law or Q4 (Illinois)’ governance documents.

The Delaware Bylaws provide that a majority in voting power of the outstanding shares, represented in person or by proxy, constitutes a quorum at a meeting of stockholders. If a quorum is present, the affirmative vote of the majority in voting power of the shares represented at the meeting and entitled to vote on a matter shall be the act of the stockholders, unless the vote of a minimum or other number or amount is provided for such matter by law or Q4 (Delaware)’s governance documents or the rules of any stock exchange on which Q4 (Delaware)’s stock is traded, in which case such minimum or other vote will be the required vote on the matter.

Election, Removal and Vacancies of Directors
Under the IBCA, shareholders are entitled to cumulative voting rights in the election of directors unless otherwise provided in the corporation’s articles of incorporation. The Illinois Articles of Incorporation provide that no holder of any shares of any class of stock shall be entitled to cumulative voting rights in the election of the directors.

Illinois provides for a “majority voting” system for the election of directors. Accordingly, the affirmative vote of a majority of the shares of Q4 (Illinois)’ common stock represented in person or by proxy and entitled to vote is required to elect a director of Q4 (Illinois).

Under the IBCA and the Illinois Bylaws, a Q4 (Illinois) director may be removed, with or without cause, by the approval of a majority of the outstanding shares of the class that elected such director. Removal may only occur at a meeting of shareholders pursuant to a notice that states that the purpose of the meeting is to vote upon the removal of one or more directors named in the notice and only the named directors may be removed at the meeting. The Illinois Bylaws provide that any vacancy occurring in the Board, including a vacancy occurring as a result of the removal of a director, and any directorship to be filled by reason of an increase in the number of directors, may be filled by election by the shareholders at an annual meeting or at a special meeting called for that purpose; provided, however, that vacancies occurring between meetings of shareholders by reason of an increase in the number of directors or otherwise, may be filled by the Board.

Under the DGCL, cumulative voting in the election of directors is only permitted if expressly authorized in a corporation’s certificate of incorporation. The Delaware Certificate of Incorporation does not authorize cumulative voting.  The affirmative vote of a majority of the shares of Q4 (Delaware)’s common stock represented in person or by proxy and entitled to vote is required to elect a director of Q4 (Delaware).

Under the DGCL, any director or the entire Board may be removed, with or without cause, by the approval of a majority of the shares then entitled to vote at an election of directors. If a director is elected by a class or series of shares, he may be removed without cause only by stockholders of that class or series. Under the DGCL, vacancies and newly created directorships may be filled by a majority of the directors then in office unless otherwise provided in the certificate of incorporation or Bylaws and unless the certificate of incorporation directs that a particular class is to elect such director, in which case any other directors elected by such class, or a sole remaining director, shall fill such vacancy. The Delaware Certificate of Incorporation and Bylaws provide that a director may be removed, with or without cause, by the approval of a majority of the outstanding shares of the class that elected such director. Any vacancy occurring in the Board, including a vacancy occurring as a result of the removal of a director, and any directorship to be filled by reason of an increase in the number of directors, may be filled by election by the stockholders at an annual meeting or at a special meeting called for that purpose; provided, however, that vacancies occurring between meetings of stockholders by reason of an increase in the number of directors or otherwise, may be filled by the Board.

TOPIC	IBCA PROVISIONS	DGCL PROVISIONS
Director Duties	The fiduciary duties of directors under Delaware law are generally similar to the duties prescribed under Illinois law.
Unlike the IBCA, however, the DGCL does not include a provision specifically permitting directors, in discharging their duties, to consider the effects of any action (including, without limitation, actions that may involve or relate to a change or potential change in control of the corporation) upon employees, suppliers and customers of the corporation or its subsidiaries, and upon communities in which offices or other establishments of the corporation or its subsidiaries are located. To the contrary, Delaware case law permits directors to consider the interests of constituencies other than stockholders only where the interests of those constituencies are coextensive with the interests of stockholders.

Indemnification and Limitation of Monetary Liability For Breach of Fiduciary Duty
Illinois and Delaware have similar laws relating to indemnification by a corporation of its officers, directors, employees and other agents. In addition, the laws of both states permit corporations to include a provision in their charters eliminating the liability of a director to the corporation or its shareholders for monetary damages for breach of the director’s fiduciary except where such liability is based on:

•          any breach of the director’s duty of loyalty to the corporation or its shareholders;
•          acts or omissions not in good faith or that involve intentional misconduct or a knowing violation of law;
•          liability of directors for unlawful payment of dividends or unlawful stock purchases or redemptions; or
•          any transaction from which the director derived an improper personal benefit.
The Illinois Bylaws provide indemnification for directors, officers, employees and agents of the Company to the fullest extent permitted by law. In addition, the Company may indemnify any person who is or was an employee or agent of the corporation, or is or was an employee of the corporation serving at the request of the corporation as a director, officer, or employee of another corporation, partnership, joint venture, trust, or other enterprise, to the same extent and under similar circumstances provided above with respect to a person who is or was a director or officer of the corporation. The right of indemnification includes the right to be paid by the Company the expenses incurred in defending proceedings.
The Delaware Certificate of Incorporation contains indemnification provisions that are substantially similar to those contained in the Illinois Bylaws.

TOPIC	IBCA PROVISIONS	DGCL PROVISIONS
Stock Repurchases or Redemptions
Under the IBCA, a corporation may repurchase or redeem its shares, unless after giving effect to the repurchase or redemption the corporation would be insolvent or the net assets of the corporation would be less than zero or less than the maximum amount then payable to shareholders having preferential rights in liquidation if the corporation were then liquidated.

The DGCL generally provides that a corporation may redeem or repurchase its shares only if the redemption or repurchase would not impair the capital of the corporation (with certain exceptions). In addition, under the DGCL, a corporation may redeem some or all of its shares only if their redemption is authorized in its certificate of incorporation. However, a corporation may repurchase some or all of its shares regardless of whether the repurchase is authorized in the certificate of incorporation.

Annual Meetings of Shareholders
The Illinois Bylaws provide that the annual meeting of the shareholders shall be held at the time, date and place as the Board by resolution may provide, for the purpose of electing directors and for the transaction of such other business as may properly come before the meeting.
The provision of the Delaware Bylaws regarding the annual meeting of stockholders is substantially identical to that in the Illinois Bylaws.

Special Meetings
Under IBCA, special meetings of shareholders may be called by the president, the board of directors, or the holders of not less than one-fifth of all outstanding shares entitled to vote on the matter for which the meeting is called or by other persons as provided in the articles of incorporation or Bylaws. The Illinois Bylaws also allow the Chief Executive Officer to call a special shareholders’ meeting.

Under the DGCL, a special meeting of stockholders may be called by the board of directors or any other person authorized to do so in the certificate of incorporation or Bylaws. The Delaware Bylaws provide that special stockholders’ meetings may be called by the Chief Executive Officer.

Board of Directors’ Meetings
Regular meetings of the Board are held immediately after, and at the same place as, the annual meeting of the shareholders and at such other times as the Board may determine. Special meetings of the Board may be called by or at the request of the chair, the president or any director. A majority of the directors then in office will constitute a quorum, and if a quorum is present the act of a majority of the directors present at the meeting will be the act of the Board, unless the act of a greater number is required by statute or Q4 (Illinois)’ governance documents.

Regular meetings of the Board are held immediately after, and at the same place as, the annual meeting of the stockholders and at such other times as the Board may determine. Special meetings of the Board may be called by or at the request of the Chief Executive Officer. A majority of the directors then in office shall constitute a quorum for transaction of business at any meeting of the Board, and if a quorum is present the act of a majority of the directors present at the meeting will be the act of the Board, unless the act of a greater number is required by statute or Q4 (Delaware)’s governance documents.

TOPIC	IBCA PROVISIONS	DGCL PROVISIONS
Inspection of Corporate Records
The IBCA provides that any shareholder, in person or by agent, has the right, upon written demand, to examine the corporation’s books and records of account, minutes, voting trust agreement filed with the corporation and record of shareholders for a proper purpose, and to make extracts therefrom, but only for a proper purpose. A complete list of the shareholders entitled to vote at a shareholder meeting must be available for shareholder inspection by the earlier of 20 days after the record date for the meeting or 10 days before the meeting. Such list must be produced and kept open at the time and place of the meeting and shall be subject to the inspection of any shareholder during the whole time of the meeting.

The DGCL provides that any stockholder, in person or by agent, has the right to inspect the corporation’s stock ledger, stockholders’ lists and other books and records for a purpose reasonably related to the person’s interest as a stockholder. A complete list of the stockholders entitled to vote at a stockholder meeting must be available for stockholder inspection at the corporation’s principal place of business at least 10 days before the meeting and must be available for inspection during any meeting of stockholders.

Shareholder Proposals
Shareholders may submit proposals to Q4 (Illinois) to be considered at an annual meeting. Any such proposals must comply in all respects with all applicable rules and regulations of the Securities and Exchange Commission relating to shareholder proposals. The IBCA has no provisions that deal with or address shareholder proposals nor do the Illinois Bylaws address this issue.
Shareholders may submit proposals to Q4 (Delaware) to be considered at an annual meeting, subject to the same requirements which are applicable to Q4 (Illinois).

Charter Amendments
Under the IBCA, except for enumerated matters which can be amended by majority director vote alone (removing the names and addresses of initial directors and the registered agent, altering par value, splitting shares, minor corporate name changes, reducing authorized shares and restating articles as amended), amendments to the articles of incorporation require a resolution of the Board submitting the amendment to a vote of shareholders and the approval of shareholders holding two-thirds of the voting power of the corporation, except in cases specified in the IBCA where class voting is required, in which case, approval of two-thirds of the voting power of each such class is required. The articles of incorporation may provide for a lower vote (but not less than a majority of the outstanding shares entitled to vote on the matter) or a higher vote. The Illinois Articles of Incorporation lower the voting requirement such that the affirmative vote of the holders of a majority of the outstanding shares entitled to vote on such matter shall be required for the shareholders of Q4 (Illinois) to approve an amendment to the articles of incorporation.

To amend the certificate of incorporation, the DGCL generally requires the Board declare an amendment advisable and recommend the amendment to stockholders, and that the amendment thereafter be approved by the affirmative vote of the holders of a majority of the outstanding stock entitled to vote and, if the charter amendment would increase the number of authorized shares of a class of stock, change the par value of such class, or adversely affect the rights, powers or preferences of such class, a separate affirmative vote by the class affected by the amendment.

TOPIC	IBCA PROVISIONS	DGCL PROVISIONS
Amendments to Bylaws
The IBCA provides that, unless the power to amend or alter the Bylaws is reserved to the shareholders by the articles of incorporation, the Bylaws of a corporation may be altered or amended by shareholders or the board of directors, except that no Bylaw adopted by the shareholders may be altered or amended by the board of directors if the Bylaws so provide. The Illinois Bylaws provide that they may be altered, amended, or repealed by either shareholders or the Board.

Under Delaware law, Bylaws may be adopted, amended or repealed by the stockholders. A corporation may, in its certificate of incorporation, confer upon the directors the power to amend, alter or repeal the Bylaws, but it may not eliminate the power of the stockholders to amend the Bylaws. As provided in the Delaware Certificate of Incorporation and Delaware Bylaws, the Delaware Bylaws may be amended, altered or repealed by either stockholders or the Board.

Merger, Consolidations, Share Exchanges and Sales of All or Substantially All Assets
The IBCA generally requires two-thirds of the outstanding voting shares (and, in some cases, two-thirds of the outstanding voting shares of each class) to approve most mergers, consolidations and share exchanges or sales of all or substantially all assets, unless the approval is reduced to as low as a simple majority or increased as provided in the articles of incorporation. The Illinois Articles of Incorporation do not modify the two-thirds voting standard set forth in the IBCA with respect to approval of mergers, consolidations and share exchanges.

Under both the IBCA and the DGCL, a shareholder vote of a corporation is not required in a merger (unless the corporation’s charter provides otherwise) if:

•          the merger does not cause the charter of such corporation to be amended in any respect;
•          each share of stock of such corporation outstanding before the merger remains outstanding after the merger and has the identical rights after the merger; and
•          the number of shares of common stock to be issued by the corporation in the merger does not exceed 20% of the number of shares outstanding immediately before the merger.
Under both the IBCA and the DGCL, the vote of the stockholders of a corporation (the “subsidiary”) is not required where 90% of the voting stock of the subsidiary is owned by another corporation (the “parent”) in a merger where the parent merges the subsidiary into itself. In the case of the parent merging itself into the subsidiary, no stockholder vote is required under the DGCL, but a shareholder vote of the parent’s shareholders is required under the IBCA.

By contrast, the DGCL generally requires the holders of a majority of the outstanding voting shares of the acquiring and target corporations to approve statutory mergers, consolidations and sales of all or substantially all assets.

Under the DGCL, no vote of the stockholders of a target corporation is required in order to effect a merger if the merger agreement provides that: (i) the purchasing corporation commences a tender or exchange offer for all outstanding shares that would otherwise be entitled to vote on the adoption of the merger agreement, (ii) following consummation of the tender or exchange offer, the stock irrevocably accepted for purchase or exchange by the purchasing corporation, combined with the stock otherwise owned by the purchasing corporation, equals at least the percentage of stock of the target corporation that would be required to adopt the merger agreement at a stockholders’ meeting, and (iii) the purchasing corporation as promptly as practicable effects a merger with the target corporation in which the shares that were subject to the tender or exchange offer and not accepted for purchase in the tender or exchange offer are converted into the same consideration as was paid for shares in the tender or exchange offer.

In addition, under the DGCL no vote of stockholders of a corporation is required in connection with a holding company reorganization merger in which: (i) the corporation merges into a direct or indirect wholly owned subsidiary of the corporation (the “holding company”), (ii) in the merger the stockholders of the corporation receive an identical number and kind of shares of stock in the holding company as they had in the corporation, (iii) the holding company (a) is a Delaware corporation, (b) has charter and bylaw provisions identical to those of the merging corporation, and (c) has an identical board of directors to the corporation, and (iv) the organizational documents of the surviving entity in the merger must contain provisions substantially identical to those of the corporation, except (a) the capitalization may be modified to reflect that the surviving entity is a direct or indirect wholly owned subsidiary of the holding company, (b) if the corporation had a classified board provision it may be eliminated, and (c) a provision must be added requiring that the stockholders of the holding company vote on any matter required by the DGCL or the organizational documents of the surviving entity to be submitted to a vote of the stockholders or members of the surviving entity.

TOPIC	IBCA PROVISIONS	DGCL PROVISIONS
Interested Director Transactions
Under both Illinois and Delaware law, certain contracts or transactions in which one or more of a corporation’s directors has an interest are not void or voidable because of such interest, provided that certain conditions, such as obtaining the required approval and fulfilling the requirements of good faith and full disclosure, are met.

Under Illinois law, if a transaction is “fair” when authorized, approved or ratified, then the fact that a director has an interest in the transaction is not grounds for invalidating the transaction or the interested director’s vote regarding such transaction. In any proceeding relating to such a transaction, the person asserting its validity will have the burden of proof unless, after full disclosure of such director’s interest:

•         a majority of the disinterested directors approved the transaction; or
•         such transaction was approved by the shareholders without counting the votes of any shareholder who is an interested director.

Under Delaware law, no interested transaction shall be void solely because the transaction is between the corporation and a director, because the director attended the meeting of the board or committee which authorized the contract, or because such director’s votes counted for such purpose, if:

•         the stockholders or the disinterested members of the board of directors approved such contract or transaction after full disclosure of the material facts; or
•         the contract or transaction is “fair” as to the corporation at the time it was authorized, approved, or ratified by the board, a committee, or the stockholders.

Dissenters’ Rights; Appraisal Rights
Under the IBCA, shareholders of an Illinois corporation have dissenters’ rights entitling a shareholder to dissent from certain mergers, sales of assets or other specified corporate acts, described below, in order to obtain the corporation’s assessment of the “fair value” of such shareholder’s shares and to proceed with an action seeking the difference between the shareholder’s estimate of fair value and interest due and the amount of the “fair value” payment by the corporation. Under Illinois law, dissenters’ rights are available only in the event of any of the following corporate transactions:

•         completion of a plan of merger or consolidation or a plan of share exchange to which the corporation is a party if shareholder authorization is required for such merger, consolidation or share exchange or the corporation is a 90% or more owned subsidiary that is merged with its parent or another subsidiary or as regards to the parent, when it is merged into a 90% or more owned subsidiary, when the latter is the survivor thereof;
•         completion of a sale, lease or exchange of all, or substantially all, of the property and assets of the corporation other than in the usual and regular course of business;
•         an amendment of the articles of incorporation that materially and adversely affects rights in respect of a dissenter’s shares; or

Under the DGCL, a stockholder of a corporation participating in certain mergers and consolidations may, be entitled to appraisal rights pursuant to which such stockholder may receive payment of the “fair value” of the stockholder’s shares as determined by the Delaware Court of Chancery instead of the consideration the stockholder would otherwise receive in the merger. Under the DGCL, appraisal rights are only available in connection with certain mergers and consolidations and are not available for stock (or depository receipts in respect thereof) that at the record date either was listed on a national securities exchange or are held of record by more than 2,000 holders unless the holders of such stock are required by the terms of the merger or consolidation agreement to accept anything except:

•         shares of stock of the corporation surviving or resulting from such merger or consolidation (or depository receipts in respect thereof);
•         shares of stock of any other corporation (or depository receipts in respect thereof) that will be either listed on a national securities exchange or held of record by more than 2,000 holders on the effective date;
•         cash in lieu of fractional shares or fractional depository receipts; or
•         any combination of the shares of stock, depository receipts and cash in lieu of fractional shares or fractional depository receipts, as described above.

TOPIC	IBCA PROVISIONS	DGCL PROVISIONS

•         any other corporate action taken pursuant to a shareholder vote if the articles of incorporation, Bylaws or a resolution of the board of directors of the corporation provide that shareholders are entitled to dissent and obtain payment for their shares in accordance with the procedures of the IBCA.
Q4 (Illinois)’ articles of incorporation and Bylaws do not grant any additional dissenters’ rights. To exercise dissenters’ rights, among other procedural requirements, a shareholder must submit a written demand to the corporation prior to the taking of the vote on the matter giving rise to dissenters’ rights and must not vote in favor of the action from which the shareholder dissents. With respect to the Reincorporation, holders of Q4 (Illinois) shares will be entitled to dissenters’ rights. See “Dissenters’ and Appraisal Rights Relating to the Reincorporation.”

In addition, stockholders of a corporation are not entitled to appraisal rights in a merger if the merger did not require for its approval the vote of the stockholders of the corporation as provided in Section 251(f) or (g) of the DGCL. The certificate of incorporation of a Delaware corporation may provide for appraisal rights in any merger or consolidation in which appraisal rights are not otherwise provided by statute, or in connection with any amendment to the certificate of incorporation or any sale of all or substantially all assets. The Delaware Certificate of Incorporation does not contain a provision providing appraisal rights in circumstances where they are not required by law.

Business Combination Provisions
Section 11.75 of the IBCA and Section 203 of the DGCL prohibit corporations from engaging in a “business combination” with an “interested shareholder” for three years following the date that such person becomes an interested shareholder.

With certain exceptions, under Section 11.75 of the IBCA and Section 203 of the DGCL an interested shareholder is a person or group who or which owns 15% or more of the corporation’s outstanding voting stock (including any rights to acquire stock pursuant to an option, warrant, agreement, arrangement or understanding, or upon the exercise of conversion or exchange rights and stock with respect to which the person has voting rights only), or is an affiliate or associate of the corporation and was the owner of 15% or more of such voting stock at any time within the previous three years.

For purposes of Section 11.75 of the IBCA and Section 203 of the DGCL, the term “business combination” is defined broadly to include, among other things, mergers with or, in some cases, caused by the interested shareholder, sales or other dispositions to the interested shareholder (except proportionately with the corporation’s other shareholders) of assets of the corporation or a subsidiary equal to ten percent or more of the aggregate market value of the corporation’s consolidated assets or its outstanding stock, the issuance or transfer by the corporation or a subsidiary of stock of the corporation or such subsidiary to the interested shareholder (with certain exceptions), or receipt by the interested shareholder (except proportionately as a shareholder), directly or indirectly, of any loans, advances, guarantees, pledges or other financial benefits provided by or through the corporation or a subsidiary.
Delaware corporations may elect not to be governed by Section 203 of the DGCL. Q4 (Delaware) has not made this election.

TOPIC	IBCA PROVISIONS	DGCL PROVISIONS

The three-year prohibition imposed on business combinations by Section 11.75 of the IBCA and Section 203 of the DGCL does not apply if:

•         before the date on which such shareholder becomes an interested shareholder, the board of directors approves either the business combination or the transaction that resulted in the person becoming an interested shareholder;
•         the interested shareholder owns 85% of the corporation’s voting stock (excluding certain shares) upon completion of the transaction that made him an interested shareholder; or
•         on or after the date such person becomes an interested shareholder, the board approves the business combination and it is also approved at a shareholder meeting by 66-2/3% of the voting stock not owned by the interested shareholder.

Section 7.85 of the IBCA provides extra protection to corporations subject to the reporting requirements of the Securities Exchange Act of 1934 (including Q4 (Illinois)), for “business combinations” with an “interested shareholder” (defined similarly to the definition in Section 11.75) transactions. Section 7.85 of the IBCA requires the approval of holders of at least 80% of the combined voting power of the then outstanding shares of all classes of the corporation’s capital stock entitled to vote in the election of directors and the approval of a majority of the voting shares held by disinterested shareholders. The higher voting requirements are not required if certain procedural and price requirements are met or if the business combination is approved by at least two-thirds of the “disinterested directors.” Disinterested directors are directors who are not associated with the interested shareholder, were members of the Board prior to the time the interested shareholder became an interested shareholder or were recommended by a majority of the disinterested directors to succeed a disinterested director, and were not nominated by an interested shareholder or its affiliates.

An Illinois corporation may elect not to be governed by Sections 7.85 and 11.75 of the IBCA in its articles of incorporation or Bylaws. Q4 (Illinois) has not elected to supersede or replace the vote required by those sections.

TOPIC	IBCA PROVISIONS	DGCL PROVISIONS
Dissolution
Under the IBCA, upon adoption of a Board resolution submitting a dissolution proposal to shareholders, or in the event that the Board fails to submit a dissolution proposal to shareholders for more than one year after being requested to do so by the holders of more than one-fifth of the shares entitled to vote on dissolution, shareholders holding at least two-thirds of the total voting power (or such lesser percentage not less than a simple majority or such greater number as may be provided in the articles of incorporation) may authorize a corporation’s dissolution. The IBCA also authorizes the dissolution of a corporation by unanimous written consent of all outstanding shares entitled to vote on dissolution, without the vote or action of the directors of a corporation. The Illinois Articles of Incorporation do not modify these statutory provisions.

Under the DGCL, a corporation may be dissolved upon the adoption of a resolution to dissolve by the board of directors and the approval of such resolution by the holders of a majority of the then outstanding shares of stock entitled to vote on such matter. Like the IBCA, the DGCL also permits a dissolution to be authorized by unanimous consent of all outstanding shares entitled to vote on dissolution without the directors adopting a resolution to dissolve.

Shareholder Derivative Suits
Illinois law provides that a shareholder bringing a derivative action on behalf of a corporation must have been a shareholder at the time of the transaction in question, provided that a shareholder not meeting that requirement may be permitted in the discretion of the court to bring the action if such shareholder can prove that he acquired the shares prior to disclosure of the wrongdoing complained of by the shareholder.

Under Delaware law, a stockholder may only bring a derivative action on behalf of the corporation if the stockholder was a stockholder of the corporation at the time of the transaction in question or he was granted such stock thereafter by operation of law.

Waiver of Corporate Opportunity Doctrine
The IBCA does not expressly prohibit a corporation from renouncing in its articles of incorporation any interest, expectancy or opportunity to participate in specified business opportunities that are presented to the corporation or its officers, directors or shareholders, although the IBCA does prohibit provisions eliminating or limiting a director’s liability for breach of his duty of loyalty to the corporation and its shareholders. The Illinois Articles of Incorporation do not waive such corporate opportunities.

The DGCL expressly permits a corporation to renounce, in its certificate of incorporation or by action of its Board, any interest, expectancy or opportunity to participate in specified business opportunities that are presented to the corporation or its officers, directors or stockholders. The Delaware Certificate of Incorporation does not waive such corporate opportunities.

Exclusive Forum
Q4 (Illinois)’ governance documents do not contain any restrictions with respect to the venue in which a shareholder may bring an action. The IBCA contains no provision or stipulation with respect thereto.
Q4 (Delaware)’s governance documents also do not contain any restrictions with respect to the venue in which a stockholder may bring an action.

Significant Provisions to be Carried Over
Authorized Shares

As previously noted, upon the effectiveness of the Reincorporation, and assuming that the Reverse Stock Split has been approved, Q4 (Delaware) will be authorized to issue 20,000,000 shares of Common Stock (or 200,000,000 shares of Common Stock if the Reverse Stock Split is not approved and completed), and all of the issued and outstanding shares of Common Stock at that time will remain issued and outstanding. The only change is that the authorized common and preferred stock of Q4 (Illinois) has $0.001 par value per share, whereas the authorized common and preferred stock of Q4 (Delaware) will have a par value of $0.00001 per share. For more information, see the section above entitled “Description of the Company’s Capital Stock upon the Effectiveness of the Reincorporation.”

Size of Board

The existing Illinois Bylaws and the Delaware Bylaws authorize the directors to fix or change the number of directors, provided, that the Board must consist of no less than five (5), and no more than nine (9), directors.

Term and Election of Directors

Both the existing Illinois Bylaws and the Delaware Bylaws provide that the term of office of each director shall be one year.

The existing Illinois Bylaws as well as the Delaware Bylaws provide for majority voting in elections of directors.

Filling of Vacancies on the Board

Both the existing Illinois Bylaws and the Delaware Bylaws provide that any vacancy occurring in the Board of Directors, including a vacancy occurring as a result of the removal of a director, and any directorship to be filled by reason of an increase in the number of directors, may be filled by election by the shareholders at an annual meeting or at a special meeting called for that purpose; provided, however, that vacancies occurring between meetings of shareholders by reason of an increase in the number of directors or otherwise, may be filled by the Board.

Special Meeting of Shareholders

The existing Illinois Bylaws provide that special meetings of the shareholders may be called by the chair, the president, the Board, or the holders of not less than one-fifth of all the outstanding shares of the corporation entitled to vote for the purpose or purposes of the meeting. The provision of the Delaware Bylaws regarding special meetings of shareholders is identical, except that with respect to a special meeting called by the Board, a majority of the Board must act.

No Cumulative Voting

The shareholders of Q4 (Illinois) do not, and the shareholders of Q4 (Delaware) will not, have the right of cumulative voting in the election of directors.

No Preemptive Rights

The shareholders of Q4 (Illinois) do not, and the stockholders of Q4 (Delaware) will not, have preemptive rights to acquire newly issued capital stock.

Indemnification

The indemnification provisions of the Delaware Bylaws are substantially identical to those contained in the Illinois Bylaws. However, the Delaware Bylaws contain an additional provision which permits a committee of the Board to make a determination that the standard for indemnification has been met, and eliminates the requirement in the Illinois Bylaws that the corporation shall report any indemnification or advance to the stockholders, in writing, with or before the notice of the next stockholders’ meeting.  The Delaware Bylaws also require the advancement by the Company of expenses incurred in defending proceedings, subject to a written undertaking on the part of the indemnitee to repay such advances if he or she is ultimately determined not to be entitled to same.

Vote on Mergers, Consolidations and Sales of All or Substantially All Assets

The Delaware Certificate of Incorporation will defer to the default rule of the DGCL on stockholder voting, which requires a majority stockholder vote with respect to voting on mergers, consolidations and sales of all or substantially all of the assets of the Company.  By contrast, under the IBCA, holders of two-thirds of the outstanding voting shares entitled to vote are required to approve mergers, consolidations and sales of all or substantially all assets for which approval of the shareholders is required.

Possible Anti-Takeover Effect of Provisions

Both the existing Illinois Articles of Incorporation and Illinois Bylaws, as well as Illinois law, and the Delaware Certificate of Incorporation and Delaware Bylaws, as well as Delaware law, contain some provisions that may be viewed as having a possible anti-takeover effect.

Special Meetings of Shareholders

Limits on the rights of shareholders to call special meetings of shareholders could have an anti-takeover effect as a potential acquirer may wish to call a special meeting of shareholders for the purpose of considering the removal of directors or an acquisition offer. The Illinois Bylaws and the Delaware Bylaws each provide that shareholders/stockholders of Q4 (Illinois) or Q4 (Delaware), respectively, holding at least one-fifth of the outstanding shares entitled to vote thereat may call special meetings of shareholders/stockholder, as the case may be.

Reservation
Although the Board has approved the Reincorporation, the Board reserves the right to abandon, postpone or modify the Reincorporation at any time before they it is consummated for any reason. A number of factors or circumstances could cause our Board of Directors to abandon, postpone or modify the Reincorporation, including, without limitation, the following:
●	If any waivers or consents under either the Company’s Loan Agreement have not been successfully obtained.
●
If the then economic conditions or the financial condition of the Company, or their outlook, be such that, in the judgment of the Board, it is no longer advisable to use the Company’s cash resources to effect the Reincorporation.

●
If the Board determines that it is in the best interest of the Company and its shareholders for the Company to enter into any other strategic transaction that may arise in the future, such as an asset or stock sale or a business combination transaction, then the Board may elect to abandon, postpone or modify the Reincorporation.

●
If for any other reason, the Board determines that the Reincorporation is no longer in the best interest of the Company and its shareholders, then the Board may elect to abandon, postpone or modify the transaction.

If the Board decides to abandon, postpone or modify the Reincorporation, then the Company will notify the shareholders of such decision in accordance with applicable rules and regulations.

SOURCE AND AMOUNTS OF FUNDS
Based on estimates of the record ownership of our Common Stock, the expected number of shares of our Common Stock outstanding and other information as of September 26, 2016, and assuming that approximately 60,000 pre-Reverse Stock Split shares of our Common Stock are cancelled in the Reverse Stock Split, the Company estimates that the total funds required to consummate the Reverse Stock Split will be approximately $223,000 and the Reincorporation will be approximately $10,000. Approximately $30,000 of this amount will be used to pay the consideration to shareholders entitled to receive cash for their fractional shares in the Reverse Stock Split and approximately $203,000 will be used to pay the costs of the Reverse Stock Split and Reincorporation, estimated as follows:
SEC Filing Fees	$3
Legal Fees	$150,000
Investment Banking Fees	$50,000
Exchange Agent Fees	$20,000
Solicitation Expenses	$0
Printing Costs	$3,000
State filing fees and miscellaneous	$10,000

Final costs of the Reverse Stock Split and Reincorporation may be more or less than the estimates shown above. The Company expects to pay the costs of the transactions, including the amounts to be paid to shareholders for their fractional shares, out of cash on hand, without the need for financing.

SOLICITATION AND VOTING PROCEDURES
Outstanding Voting Securities and Voting Rights
The subject class of securities to which this Proxy Statement relates is our Common Stock, $0.001 par value per share. Each share of Common Stock entitles the holder thereof to one vote.
Quorum and Certain Voting Matters
Shares represented by valid proxies, received in time for use at the Special Meeting and not revoked at or before the Special Meeting, will be voted at the Special Meeting, as discussed below. The presence, in person or by proxy, of the holders of record of shares of the Common Stock entitled to cast a majority of all the votes entitled to be cast at the Special Meeting, is necessary to constitute a quorum at the Special Meeting.
Amendment of the Articles of Incorporation and the Reverse Stock Split (Proposal No. 1)
Section 10.20 of the IBCA provides that the affirmative vote of holders of at least two-thirds of the holders of our Common Stock outstanding and entitled to vote is required to amend the Articles of Incorporation and thereby to effect the Reverse Stock Split.
Reincorporation (Proposal No.2)
Section 11.20 of the IBCA provides that the affirmative vote of holders of at least two-thirds of our Common Stock outstanding and entitled to vote is required to approve the merger of the Company with and into Q4 Delaware and thereby to effect the Reincorporation.
Other Business, Adjournment or Postponement (Proposal No. 3)
The Special Meeting may be adjourned or postponed. Any adjournment may be made without notice, other than by an announcement made at the Special Meeting. The favorable vote of a majority of shares of our Common Stock present in person or represented by proxy and entitled to vote on the adjournment proposal, may adjourn the Special Meeting. Any adjournment or postponement of the Special Meeting will allow our shareholders who have already sent in their proxies to revoke them at any time prior to their use at the Special Meeting as adjourned or postponed. Shareholders are not being asked to provide discretionary authority to postpone or adjourn the Special Meeting in order for additional proxies to be solicited.
Voting of Proxies
Shares represented by properly executed proxies will be voted at the Special Meeting in accordance with the instructions specified thereon. If no such instructions are specified, the shares represented by any properly executed proxy will be voted “FOR” Proposal No. 1 and “FOR” Proposal No. 2.
To vote, shareholders may submit proxy voting instructions electronically by using the Internet and following the instructions provided on the Notice. In addition, a shareholder may vote by submitting a properly completed and signed proxy card by mail, or by attending the Special Meeting and voting in person.
With respect to the tabulation of proxies for purposes of constituting a quorum, abstentions and broker non-votes are treated as present. Abstentions will have the same effect as negative votes on Proposals Nos. 1 and 2 because they represent votes that are present, but not cast. A broker “non-vote” occurs when a nominee holding shares for a beneficial owner (i.e., in “street name”) does not have discretionary voting power with respect to a proposal and has not received instructions from the beneficial owner. Under applicable rules, nominee brokers will not have discretionary authority to vote or cast a proxy with respect to Proposal Nos. 1 or 2 at the Special Meeting. Although broker non-votes are considered present for quorum purposes, they are not considered entitled to vote for purposes of Proposal Nos. 1 or 2, and so have no effect on the outcome of Proposal Nos. 1 or 2, respectively.

Record Date
The close of business on [RECORD DATE] has been fixed as the record date for determining the shareholders entitled to receive notice of and to vote at the Special Meeting. As of [RECORD DATE], the Company had shares of Common Stock outstanding and entitled to vote at the Special Meeting. Holders of Common Stock outstanding as of the close of business on the record date will be entitled to one vote for each share of Common Stock held.
Solicitation of Proxies
The cost of soliciting proxies, including expenses in connection with preparing and mailing the Notice and this Proxy Statement, will be borne by the Company. In addition, the Company will reimburse brokerage firms and other persons representing beneficial owners of Common Stock for their expenses related to providing notice of the Special Meeting, in forwarding proxy material to such beneficial owners and providing vote tabulation services. Solicitation of proxies by mail may be supplemented by telephone, telegram and other electronic means, and personal solicitation by the directors, officers or employees of the Company and by paid proxy solicitation services. No additional compensation will be paid to directors, officers or employees for such solicitation.
Revocation of Proxies
You can revoke your proxy at any time before the voting at the Special Meeting by sending a properly signed written notice of your revocation to the Secretary of the Company, by submitting another proxy that is properly signed and bears a later date or by attending the Special Meeting and voting in person. Attendance at the Special Meeting will not itself revoke an earlier submitted proxy. You should direct any written notices of revocation, requests for additional copies of the Annual Report and Proxy Statement and related correspondence to: Quadrant 4 System Corporation, 1501 E. Woodfield Road, Suite 205 S, Schaumburg, IL 60173, Attention: Corporate Secretary. Requests for additional copies of the Annual Report for the year ended December 31, 2015 may also be made by calling the Company at (855) 995-7367.

COMPANY INFORMATION
The Company
Quadrant 4 System Corporation, an Illinois corporation, has its principal executive offices at 1501 E. Woodfield Road, Suite 205 S, Schaumburg, IL 60173. The Company’s telephone number is (855) 995-7367.
Certain Information Concerning the Company, the Company's Directors and Executive Officers and the Filing Persons
The Company and each of its executive officers and directors is a “filing person” for purposes of Schedule 13E-3. The business address of each director and executive officer of the Company is c/o Quadrant 4 System Corporation, 1501 E. Woodfield Road, Suite 205 S, Schaumburg, IL 60173 and the business telephone number is (855) 995-7367. Neither the Company nor any of the Company’s directors or executive officers has been convicted in a criminal proceeding during the past five years (excluding traffic violations or similar misdemeanors) or has been a party to any judicial or administrative proceeding during the past five years (except for matters that were dismissed without sanction or settlement) that resulted in a judgment, decree or final order enjoining the person from future violations of, or prohibiting activities subject to, federal or state securities laws, or a finding of any violation of federal or state securities laws. Each of the Company’s directors and executive officers is a citizen of the United States.
Security Ownership of Certain Beneficial Owners and Management
The following table sets forth, as of September 27, 2016, information concerning the beneficial ownership of our Common Stock by: (i) our current directors and director nominees; (ii) the named executive officers listed in the Summary Compensation Table; and (iii) all of the Company’s current directors and executive officers as a group. Under SEC rules, beneficial ownership for purposes of this table takes into account stock as to which the individual has or shares voting and/or investment power as well as stock that may be acquired within 60 days (such as by exercising vested stock options). The beneficial owners listed have sole voting and investment power with respect to stock beneficially owned, except as to the interests of spouses or as otherwise indicated.
Name	Shares Beneficially Owned	Percent
Dhru Desai(1)	12,400,762	11.1%
Nandu Thondavadi, Ph.D.(2)	10,897,133	9.8%
Thomas E. Sawyer, Ph.D.(3)	200,000	*
Eric Gurr(4)	305,000	*
Philip Firrek(5)	100,000	*
TOTALS:	23,902,895	21.0%

(1) Includes 1,750,000 shares of Common Stock owned directly by Mr. Desai, 1,000,000 shares owned by his spouse, 3,000,000 shares owned by a trust of which his spouse is the trustee and his children are the beneficiaries, and 4,246,916 shares owned by a second trust of which his spouse is the trustee and his children are the beneficiaries. Mr. Desai disclaims beneficial ownership of the foregoing shares with the exception of those owned directly by him.
(2) Includes 993,287 shares held directly, as successor in interest to Global Technology Ventures Corporation, 3,000,000 shares of Common Stock owned by a trust of which Dr. Thondavadi’s spouse is the trustee and his child is the beneficiary, and 4,500,000 shares owned by a second trust of which his spouse is the trustee and his child is the beneficiary. Dr. Thondavadi disclaims beneficial ownership of the foregoing shares with the exception of those owned directly by him.
(3) Includes 150,000 shares of Common Stock and warrants to acquire 50,000 shares.
(4) Includes 255,000 shares of Common Stock and warrants to acquire 50,000 shares.
(5) Includes warrants to acquire 100,000 shares.

Company Securities
As of [RECORD DATE], there are expected to be: (i) 200,000,000 shares of Common Stock authorized, of which 108,861,774 shares of Common Stock are expected to be issued and outstanding; and (ii) approximately 487 record holders of our Common Stock.
Trading Market and Price
There is currently no established public trading market for our Common Stock. Our Common Stock is quoted on the OTC Markets under the symbol “QFOR”. The high and low closing price per share of Common Stock as reported on the consolidated reporting system are set forth below for the periods indicated.

	High	Low
2014
First Quarter	$1.01	$0.50
Second Quarter	$0.65	$0.34
Third Quarter	$0.76	$0.30
Fourth Quarter	$0.58	$0.40

2015
First Quarter	$0.66	$0.40
Second Quarter	$0.55	$0.35
Third Quarter	$0.43	$0.19
Fourth Quarter	$0.35	$0.19

2016
First Quarter	$0.44	$0.26
Second Quarter	$0.46	$0.28

Holders of Record
As of [RECORD DATE], there are expected to be 487 record holders of our Common Stock.
Dividends
We did not pay any cash dividends during our fiscal years ended December 31, 2015 or December 31, 2014, and we have not paid any cash dividends during the current fiscal year. We do not currently anticipate declaring or paying cash dividends on shares of our Common Stock in the foreseeable future. We currently intend to retain all of our future earnings, if any, to finance operations. Any future determination relating to our dividend policy will be made at the discretion of our Board and will depend on a number of factors, including future earnings, capital requirements, financial conditions, future prospects, contractual restrictions and other factors that our Board may deem relevant. The Company’s credit facilities also contain covenants restricting the ability of the Company to pay dividends or distributions.

Equity Repurchases
We did not complete any equity repurchases during our fiscal years ended December 31, 2015 or December 31, 2014, and we have not done so during the current fiscal year. We do not currently anticipate competing any equity repurchases in the foreseeable future, except as described above with respect to the Reverse Stock Split. The Company’s credit facilities also contain covenants restricting the ability of the Company and its subsidiaries to make equity repurchases.
Related Party Transactions
We did not enter into any material transactions with related parties during fiscal years 2015, 2014 or 2013, except as follows, each of which we believe to be structured on an arms-length basis:

Q4 India

The Company’s headquarters and operations are located in the United States. However, the Company has a key supplier and subcontractor known as Quadrant 4 Software Solutions (Pvt.) Limited located in India (“Q4 India”).  The Company has no ownership, directly or indirectly, in Q4 India.  Until May 2016, Q4 India was wholly-owned by Stonegate Holdings Inc., which is a shareholder of the Company holding 6,695,959 shares of the Company’s common stock, equal to 6.15% of the shares issued and outstanding.  Stonegate Assets, Inc., an affiliate of Stonegate Holdings, Inc., holds an additional 7,000,000 shares of the Company’s common stock, equal to 6.43% of the shares issued and outstanding. The Company also markets its activities through Q4 India. Q4 India billed the Company $8,215,000 and $6,749,000 for the years ended December 31, 2015 and 2014, respectively. The Company owed Q4 India $700,000 and $630,000 as of December 31, 2015 and 2014, respectively.

The Company has entered into a long-term master services agreement with Q4 India that ends on December 31, 2018 with customary options for termination with 30 days notice. Q4 India provides captive services to the Company and is paid on a cost-plus basis. The Company is the sole customer of Q4 India. The Company paid the following amounts to Q4 India for providing different classes of services:

	Year Ending	Year Ending
Description of Cost	December 31, 2015	December 31, 2014

Client delivery and support	$3,335,450	$2,688,316
Platform development (capitalized by the Company)	2,340,000	1,890,000
Sales support	176,470	150,530
Back office support	2,039,990	1,642,892
Research & Development	323,090	377,262
	$8,215,000	$6,749,000

For the portion of the Company’s current fiscal year preceding the date of filing of this Proxy Statement, Q4 India has billed the Company $5,225,000 as of June 30, 2016.

Surrex Solutions Corporation (Surrex)

The Company has been doing business with Surrex Solutions Corporation (Surrex), a provider of information technology consulting, project and IT staffing, and contract programming services, since 2010. The Company attempted to acquire Surrex in 2014 but subsequently abandoned the transaction. Since September 2014, the Company has provided broad management services and advice to Surrex and for the years ended December 31, 2015 and 2014, recorded $3,164,457 and $1,701,307, respectively, in revenue from this customer. Since December 23, 2014, Philip Firrek, an independent director of the Company, has served as assignee for the benefit of creditors (akin to a bankruptcy trustee) for Surrex. Nandu Thondavadi, CEO and a director of the Company, held signatory authority on one of Surrex’s bank accounts for two months in early 2015 to ensure collection of receivables being properly credited. For the portion of the Company’s current fiscal year preceding the date of filing of this Proxy Statement, the Company has billed Surrex $618,345 as of June 30, 2016.

Core Information Technology Solutions, Inc. (CITS)

The Company has been doing business with Core Information Technology Solutions, Inc. (CITS), a provider of integration and optimization services for formative assessment solutions, technology infrastructure, management applications, special education compliance, outsourced staffing solutions and technical career education programs since early 2014. The Company entered into a licensing agreement June, 2014 with Core Education and Consulting Solutions, Inc., an affiliate of CITS (both owned by Core Education Group of Singapore (CEGS)). During 2014, the Company negotiated to acquire CITS but subsequently abandoned the transaction. Since May 2014, the Company’s executive officers and directors, Nandu Thondavadi and Dhru Desai have provided management advice and consulting services to the owners of CEGS and have received compensation of $130,000, each, for the year ended December 31, 2015 and $0 in 2014 for their services. The compensation was remitted to Global Technology Ventures Corporation and Congruent Ventures LTD., dissolved entities owned by Mr. Thondavadi and Mr. Desai, respectively.  The Company has been conducting regular business with CITS on an arm’s length basis and as of December 31, 2015 and 2014, recorded  $4,592,058 and $3,103,481, respectively, in revenue from this customer. Mr. Thondavadi and Mr. Desai have personally guaranteed various obligations of CITS, and Mr. Thondavadi held signatory authority on its bank accounts from May 2014 through April 2015 to ensure collection of receivables being properly credited.  For the portion of the Company’s current fiscal year preceding the date of filing of this Proxy Statement, the Company has billed CITS $402,361, and Mr. Thondavadi and Mr. Desai have received approximately $90,000 each from CITS for the services described above.

MATTERS SUBMITTED FOR SHAREHOLDER VOTE
Proposal No. 1 – Reverse Stock Split
Proposal No. 1 is an amendment to our Articles of Incorporation (the “Amendment”) by which we will effect a 10-for-1 reverse stock split (the “Reverse Stock Split”) to change the number of issued and outstanding shares of Common Stock, par value $0.001 per share, of the Company (the “Common Stock”), whereby every 10 shares of our Common Stock issued and outstanding as of the effective date of the Reverse Stock Split will be converted into one whole share of our Common Stock. In lieu of issuing any fractional shares to shareholders who will only hold fractional shares as a result of the Reverse Stock Split, we will make a cash payment equal to $0.50 per pre-Reverse Stock Split share to such shareholders (the “Cash Payment”). Accordingly, such shareholders owning fewer than 10 pre-Reverse Stock Split shares will have no further interest in the Company, will no longer be shareholders of the Company and will be entitled to receive only the cash payment of $0.50 multiplied by the number of pre-Reverse Stock Split shares owned by them. However, shareholders owning at least 10 pre-Reverse Stock Split shares, who after the Reverse Stock Split will continue as shareholders, but own a fractional share as a result of the Reverse Stock Split will also receive a Cash Payment based on their pre-Reverse Stock Split share equivalent of their fractional share. The fractional shares purchased by the Company will be cancelled and returned to the status of authorized but unissued shares. Shareholders owning 10 or more pre-Reverse Stock Split shares will continue to be shareholders of the Company after the Reverse Stock Split. We anticipate that the Reverse Stock Split will occur as soon as possible after the date of the Special Meeting of the shareholders of the Company, subject to shareholder approval and subsequent final action by the board of directors of the Company (the “Board”). The Reverse Stock Split will become effective on that the date the Company files the Amendment with the Secretary of State of the State of Illinois, or on any later date that the Company may specify in the Amendment. Pursuant to Illinois law, the Reverse Stock Split requires the approval of holders of two-thirds of the voting power of the Company’s Common Stock.
The Board of Directors recommends a vote FOR the Reverse Stock Split.

Proposal No. 2 – Reincorporation
Proposal No. 2 is a reincorporation the Company from the State of Illinois to the State of Delaware by merging the Company with and into its newly-formed wholly-owned subsidiary, Quadrant 4 System Corporation, a Delaware corporation (“Q4 Delaware”), with Q4 Delaware as the surviving corporation (the “Reincorporation”).
The Board of Directors recommends a vote FOR the Reincorporation.

FINANCIAL INFORMATION
The following summary consolidated financial information was derived from, and should be read in conjunction with, the Company’s audited consolidated financial statements and notes thereto included in Part IV, Item 15 of the Company’s Annual Report on Form 10-K for the year ended December 31, 2015 (as amended), and from the Company’s unaudited consolidated financial statements and notes thereto included in Part I, Item 1 of the Company’s Quarterly Report on Form 10-Q for the three-month period ended March 31, 2016, and Item 1 of the Company’s Quarterly Report on Form 10-Q for the three-month period ended June 30, 2016, all of which are incorporated herein by reference.
The Company’s net book value as of the quarter ended June 30, 2016, the most recent balance sheet date for which the Company’s auditors reviewed the Company’s financial statements, was $38,882,865, or $0.36 per share. Net book value is defined as total assets less liabilities, intangible assets and minority interest.
PRO FORMA FINANCIAL INFORMATION
The unaudited pro forma consolidated balance sheet for the fiscal year ended December 31, 2015, for the quarter ended March 31, 2016, and for the quarter ended June 30, 2016 and the unaudited pro forma consolidated income statement for the fiscal year ended December 31, 2015, for the quarter ended March 31, 2016, and for the quarter ended June 30, 2016, each part of Exhibit C to this Proxy Statement, show the pro forma effect of the Reverse Stock Split, assuming that the Company deregisters its Common Stock following the completion of the Reverse Stock Split. The pro forma consolidated financial statements were derived from our historical consolidated financial statements.
The pro forma information attached to Exhibit C to this Proxy Statement gives effect to the Reverse Stock Split based on shares of Common Stock anticipated to be repurchased. The Reverse Stock Split assumes that 60,000 shares are purchased at a price of $0.50 per share (subject to any applicable U.S. federal, state and local withholding tax) for an aggregate payment by the Company or approximately $30,000. Anticipated cost savings resulting from the Reverse Stock Split are not reflected in the pro forma financial information.
The pro forma information is not otherwise necessarily indicative of what the Company’s financial position or results of operations actually would have been if the reverse stock split had occurred as of the dates presented, or of the Company’s financial position or results of operations in the future. The preparation of the pro forma consolidated financial statements was based on assumptions considered appropriate by the Company’s management.
The unaudited pro forma financial statements should be read in conjunction with the historical financial statements and accompanying footnotes included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2015, and in our Quarterly Reports on Form 10-Q for the quarters ended March 31, 2016 and June 30, 2016, which are incorporated by reference in this proxy statement. Please see the information set forth below under the captions “Where You Can Find Additional Information about the Company” and “Incorporation of Certain Documents by Reference”.
WHERE YOU CAN FIND ADDITIONAL INFORMATION ABOUT THE COMPANY
The Company is subject to the information requirements of the Exchange Act, and in accordance therewith files reports, proxy statements and other information including annual and quarterly reports on Form 10-K and Form 10-Q with the Securities and Exchange Commission (“SEC”). Copies of any financial statements and information incorporated by reference in this Proxy Statement by reference to any other document filed by the Company with the SEC may be inspected without charge at the Public Reference Room maintained by the SEC at 100 F Street, N.E., Washington, D.C. 20549, and copies of all or any part of such documents may be obtained from the SEC at prescribed rates. Information regarding the operation of the Public Reference Room may be obtained by called the SEC at 1-800-SEC-0330. The SEC maintains a web site that contains reports, proxy and Proxy Statements, and other information regarding registrants that file electronically with the SEC. The address of the site is www.sec.gov. The Company will also make copies of such financial statements and information to shareholders upon written request to the Company’s headquarters.
PROXY MATERIALS DELIVERED TO A SHARED ADDRESS
The Company, upon written or oral request, will deliver without charge a separate copy of this Proxy Statement, as may be requested, to any shareholder at a shared address to which only a single copy of such materials was delivered, as permitted by the SEC.

INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE
In our filings with the SEC, information is sometimes incorporated by reference. This means that we are referring you to information that we have filed separately with the SEC. The information incorporated by reference should be considered part of this Proxy Statement, except for any information superseded by information contained directly in this Proxy Statement or in any other subsequently filed document. Pursuant to the Exchange Act, we currently file annual and quarterly reports with the SEC. Our Annual Report on Form 10-K for the fiscal year ended December 31, 2015, filed pursuant to Section 13 of the Exchange Act, includes financial statements and schedules and was filed with the SEC on March 28, 2016. The Company's Quarterly Report on Form 10-Q for the quarter ended March 31, 2016 was filed with the SEC on May 16, 2016.  The Company's Quarterly Report on Form 10-Q for the quarter ended June 30, 2016 was filed with the SEC on August 15, 2016. This Proxy Statement incorporates by reference the following documents that we have previously filed with the SEC. They contain important information about the Company and its financial condition.
●	Annual Report on Form 10-K for the fiscal year ended December 31, 2015
●	Quarterly Report on Form 10-Q for the quarter ended March 31, 2016
●	Quarterly Report on Form 10-Q for the quarter ended June 30, 2016
●	Amendment No. 1 to Annual Report on Form 10-K for the fiscal year ended December 31, 2015
We also incorporate by reference any additional documents that we may file with the Commission under Section 13(a), 13(c), 14 or 15 (d) of the Exchange Act between the date of this Proxy Statement and the date of the Special Meeting.
We will provide, without charge, upon the written or oral request of any person to whom this proxy statement is delivered, by first-class mail or other equally prompt means within one business day of receipt of such request, a copy of any and all information that has been incorporated by reference, without exhibits unless such exhibits are also incorporated by reference in this proxy statement. You may obtain a copy of these documents and any amendments thereto by written request addressed to Quadrant 4 System Corporation, 1501 E. Woodfield Road, Suite 205 S, Schaumburg, IL 60173, Attention: Corporate Secretary. These documents are also included in our SEC filings, which you can access electronically on the SEC’s website located at http://www.sec.gov.
This Proxy Statement includes the Company’s website address. This website address is intended to provide inactive, textual references only. The information on the Company’s website is not part of this Proxy Statement.
OTHER MATTERS
The Board is not aware that any matters not specified above will be presented at the meeting.
We have not authorized anyone to give any information or make any representation about the Reverse Stock Split, the Reincorporation, or us that differs from, or adds to, the information in this proxy statement or in our documents that are publicly filed with the SEC. If anyone does give you different or additional information, you should not rely on it.

By order of the Board of Directors,

/s/ Nandu Thondavadi
Nandu Thondavadi, Ph.D.
Chief Executive Officer
PLEASE VOTE ON THE INTERNET OR BY SUBMITTING A SIGNED PROXY CARD AND RETURNING IT PROMPTLY IN THE ENVELOPE PROVIDED.

Dated: [_____________, 2016]

[PROXY CARD TO FOLLOW]

EXHIBIT A
PROPOSED ARTICLES OF AMENDMENT

FORM BCA 10.30 (rev. Dec. 2003)
ARTICLES OF AMENDMENT
Business Corporation Act

Secretary of State
Department of Business Services
501 S. Second St., Rm. 350
Springfield, IL 62756
217-782-1832
www.cyberdriveillinois.com

Remit payment in the form of a
check or money order payable
to Secretary of State.

File #	Filing Fee: $50	Approved:
---- Submit In duplicate ----	---- Type or Print clearly In black Ink ----	---- Do not write above this line ----

1. Corporate Name (See Note 1on page 4.):	Quadrant 4 System Corporation

2. Manner of Adoption of Amendment:
The following amendment to the Articles of Incorporation was adopted on		2016
in the manner indicated below:	Month & Day	Year

Mark an “X” in one box only.

☐   By a majority of the incorporators, provided no directors were named in the Articles of Incorporation and no directors have been elected. (See Note 2 on page 4.)
☐   By a majority of the board of directors, in accordance with Section 10.10, the Corporation having issued no shares as of the time of adoption of this amendment. (See Note 2 on page 4.)
☐   By a majority of the board of directors, in accordance with Section 10.15, shares having been issued but shareholder action not being required for the adoption of the amendment. (See Note 3 on page 4.)
☑   By the shareholders, in accordance with Section 10,20, a resolution of the board of directors having been duly adopted and submitted to the shareholders. At a meeting of shareholders, not less than the minimum number of votes required by statute and by the Articles of Incorporation were voted in favor of the amendment. (See Note 4 on page 4.)
☐   By the shareholders, in accordance with Sections 10.20 and 7.10, a resolution or the board of directors having been duly adopted and submitted to the shareholders. A consent in writing has been signed by shareholders having not less than the minimum number of votes required by statute and by the Articles of Incorporation. Shareholders who have not consented in writing have been given notice in accordance with Section 7.10. (See Notes 4 and 5 on page 4.)
☐   By the shareholders, in accordance with Section 10.20, a resolution of the board of directors having been duly adopted and submitted to the shareholders. A consent in writing has been signed by all the shareholders entitled to vote on this amendment. (See Note 5 on page 4.)

3.  Text of Amendment:
a.    When amendment effects a name change, insert the New Corporate Name below. Use page 2 for all other amendments
Article I: Name of the Corporation:
New Name

(All changes other than name include on page 2.)

Printed by authority of the State of Illinois.  January 2015 - 1 - C 173.15

Text of Amendment

b.  If amendment affects the corporate purpose, the amended purpose is required to be set forth in its entirety.
For more space, attach additional sheets of this size.

A new Article 4A is hereby added to the Corporation's existing Articles of Incorporation, as follows:
Article 4A - Reverse Stock Split. Effective as of the filing of this amendment to these Articles of Incorporation (this “Amendment”) and without regard to any other provision of these Articles of Incorporation, each one (1) share of common stock, either issued or outstanding or held by the Corporation as treasury stock, immediately prior to the time this Amendment becomes effective (the "Effective Time") shall be and is hereby automatically reclassified and changed (without any further act) into one-tenth (1/10th) of a fully paid and nonassessable share of common stock without increasing or decreasing the amount of stated capital or paid-in capital or surplus of the Corporation (the "Reverse Stock Split"); provided that (a) no fractional shares shall be issued to any registered holder of fewer than ten (10) shares of common stock immediately prior to the Effective Time, and that instead of issuing such fractional shares to such holders, such fractional shares shall be canceled and converted into the right to receive a cash payment of $0.50 per share held immediately prior to the Effective Time (subject to any applicable U.S. federal, state and local withholding tax) on a pre-split basis (the "Cash Payment"); and (b) shareholders owning at least ten (10) shares of common stock immediately prior to the Effective Time on a pre-split basis, who after the Reverse Stock Split continue as shareholders but own a fractional share as the result of the Reverse Stock Split, will also be entitled to a Cash Payment based on the pre-split share equivalent of their fractional share. All fractional shares acquired by the Company in the Reverse Stock Split will be cancelled and returned to the status of authorized but unissued shares.”

4.  The manner, if not set forth in Article 3b, in which any exchange, reclassification or cancellation of issued shares, or a reduction of the number of authorized shares of any class below the number of issued shares of that class, provided for or effected by this amendment, is as follows (If not applicable, insert "No change"):

5.  a.   The manner, if not set forth in Article 3b, in which said amendment effects a change in the amount of paid-in capital is as follows (if not applicable, insert “No change”):
(Paid-In capital replaces the terms Stated Capital and Paid-in Surplus and is equal to the total of these accounts.)

b.  The amount of paid-in capital as changed by this amendment is as follows (if not applicable, insert “No change”): (Paid-in Capital replaces the terms Stated Capital and Paid-in Surplus and is equal to the total of these accounts.) (See Note 6 on page 4.)

	Before Amendment	After Amendment
Paid-in Capital:	$ No Change	$ No Change

Complete either Item 6 or Item 7 below. All signatures must be in BLACK INK.

6.  The undersigned Corporation has caused this statement to be signed by a duly authorized officer who affirms, under penalties of perjury, that the facts stated herein are true and correct.

Dated			Quadrant 4 System Corporation
	Month & Day	Year	Exact Name of Corporation

Any Authorized Officer's Signature

Nandu Thondavadi, Ph.D., President
Name and Title (type or print)

7.  If amendment is authorized pursuant to Section 10.10 by the incorporators, the incorporators must sign below, and type or print name and title.

OR

If amendment is authorized by the directors pursuant to Section 10.10 and there are no officers. a majority of the directors, or such directors as may be designated by the board, must sign below, and type or print name and title.

The undersigned affirms, under penalties of perjury, that the facts stated herein are true and correct.

Dated
	Month & Day	Year

EXHIBIT B
OPINION OF THE BENCHMARK COMPANY, LLC

September 27, 2016

STRICTLY CONFIDENTIAL

Board of Directors
Quad rant 4 System Corporation 1501 East Woodfield Road
Suite 205 S
Schaumburg, IL 60173

Dear Board of Directors:

We understand that Quadrant 4 System Corporation (the "Company") is considering entering into a 10-to-1 reverse stock split of its com mon stock (the "Reverse Stock Split"), resulting in (i) certain shareholders of record of the Company who hold fractional shares of its common stock following the Reverse Stock Split receiving a cash payment of $0.50 per tenth of a share (the "Cash Payment") in lieu of receiving a fractional post-Reverse Stock Split share and (ii) a reduction in the number of shareholders of record (together, the "Transaction"). The Board of Directors of the Company (the "Board") has requested that The Benchmark Company, LLC ("Bench mark") provide a written opinion (the "Opinion") to the Board as to whether the Cash Payment to be received by the holders of the fractional shares of common stock of the Company in the Transaction is fair to such holders from a financial point of view.

We are also acting as exclusive financial advisor and placement agent  for the Company in connection with the Transaction and with respect to any related offers or placements. In addition, for our services in rendering this Opinion, the Company has agreed to pay a fee to Benchmark, which is not contingent upon either the conclusion expressed  herein or the consummation of the Transaction. The Company has also agreed to indemnify us against certain potential liabilities in connection with our services in rendering this Opinion and to reimburse us for certain of our expenses incurred in connection with our engagement with the Company. We may seek to provide other financial advisory or investment banking services to the Company and/or its affiliates and other participants in the Transaction in the future for which we may receive compensation.

This Opinion is addressed to, and is intended for the use, information and benefit of, the Board (in its capacity as such) and may not be used for any other purpose without our prior written consent. This Opinion is not intended to be, and does not constitute, a recommendation to the Board, any security holder or any other party as to how to act with respect to any matter relating to the Transaction or otherwise. We have not been requested to opine as to, and this Opinion does not express an opinion as to or otherwise address, among other things: (i) the underlying business decision of the Board, the Company, its security holders or any other party to proceed with or effect the Transaction, (ii) the terms of any arrangements, understandings, agreements or documents related to, or the form, structure or any other portion or aspect of, the Transaction or otherwise (other than the Cash Payment to the extent expressly specified herein), (iii) the fairness of any portion or aspect of the Transaction to the holders of any class of securities, creditors or other constituencies of the Company, or to any other party, except if and only to the extent expressly set forth in the last sentence of this Opinion, (iv) the relative merits of the Transaction as compared to any alternative business strategies or transactions that might be available for the Company or any other party, (v) the fairness of any portion or aspect of the Transaction to any one class or group of the Company's or any other party 's security holder or other constituents vis-a-vis any

The Benchmark Company, LLC - Member FINRA, SIPC
150 East 58th Street, 17th Floor, New York, NY 10155 - Tel: 212-312-6700

other class or group of the Company's or such other party's security holders or other constituents (including, without limitation, the allocation of any consideration amongst or with in such classes or groups of security holders or other constituents), (vi) the solvency, creditworthiness or fair value of the Company or any other participant in the Transaction, or any of their respective assets, under any applicable laws relating to bankruptcy, insolvency, fraudulent conveyance or similar matters, or (vii) the fairness, financial or otherwise, of the amount, nature or any other aspect of any compensation to or consideration payable to or received by any officers, directors or employees of any party to the Transaction, any class of such persons or any other party, relative to the Cash Payment or otherwise. Furthermore, no opinion, counsel or interpretation is intended in matters that require legal, regulatory, accounting, insurance, tax or other similar professional advice. It is assumed that such opinions, counsel or interpretations have been or will be obtained from the appropriate professional sources. Furthermore, we have relied, with the consent of the Board, on the assessments by the Board, the Company and its advisors, as to all legal, regulatory, accounting, insurance and tax matters with respect to the Company and the Transaction or otherwise. The issuance of this Opinion was approved by a committee authorized to approve opinions of this nature.

In arriving at this Opinion, we reviewed and considered such financial and other matters as we deemed relevant, including, among other things:
•	resolutions authorized by the Company, dated as of August [25], 2016, approving the Transaction (the "Resolutions");
•	certain publicly available business and financial information relating to the Company that we deemed to be relevant;
•
certain information relating to the historical, current and future operations, financial condition and prospects of the Company made available to us by the Company, including financial projections prepared by the management of the Company;

•	discussions with certain members of the management of the Company regarding the business, operations, financial condition and prospects of the Company, the Transaction and related matters;
•
the current and historical market prices for certain of the Company's publicly traded securities, and the current and historical market prices of the publicly traded securities of certain  other companies that we deemed to be relevant;

•
a certificate addressed to us from senior management of the Company which contains, among other things, representations regarding the accuracy of the information , data and other materials (financial or otherwise) provided to, or discussed with, us by or on behalf of the Company;

•	the trading and financial performance data of certain companies that we deemed relevant;
•	recent merger and acquisition transactions of companies that we deemed to be relevant; and
•	such other information, economic and market criteria and data, financial studies, analyses and investigations and such other factors as we deemed relevant.

We have relied upon and assumed, without independent verification, the accuracy and completeness of all data, material and other information furnished, or otherwise made available, to us, discussed with or reviewed by us, or publicly available, and do not assume any responsibility with respect to such data, material and other information. In addition, management of the Company has advised us, and we have assumed, that the financial projections reviewed by us have been reasonably prepared in good faith on bases reflecting the best currently available estimates and judgments of such management as to the future financial results and condition of the Company, and we express no opinion with respect to such projections or the assumptions on which they are based. We have relied upon and assumed, without independent verification, that there has been no change in the business, assets, liabilities, financial condition, results of operations, cash flows or prospects of the Company since the respective dates of the most recent financial statements and other information, financial or otherwise, provided to us that would be material to our analyses or this Opinion, and that there is no information or any facts that would make any of the information reviewed by us incomplete or misleading. Benchmark has further relied upon the assurance of the management of the Company that they are unaware of any facts  that would make the information provided to Benchmark incomplete or misleading in any material respect.  In connection with its review and arriving at this Opinion, Benchmark did not assume any responsibility for the independent verification of any of the foregoing information and relied on the completeness and accuracy as represented by the Company. In addition, Benchmark has relied upon and assumed, without independent verification , that the Resolutions provided by the Company accurately characterize the Transaction and that the Transaction will be consummated in accordance  with the Resolutions.  In addition, Benchmark did not make any independent evaluation or appraisal of the assets or liabilities of the Company, nor was Benchmark furnished with any such independent evaluations or appraisals. This Opinion is necessarily based upon financial, economic, market and other conditions as they existed on, and should be evaluated as of, the date hereof. Although subsequent developments might affect this Opinion, Benchmark does not have any obligation to update, revise or reaffirm this Opinion or otherwise comment on or consider events occurring or coming to our attention after the date hereof . We are not expressing any opinion as to what the value of the com mon stock of the Company actually will be when the Transaction is consummated or the price or range of prices at which the common stock of the Company may be purchased or sold, or otherwise be transferable, at any time.

In the ordinary course of our business, Benchmark  may have actively traded the equity or debt securities of the Company and may continue to actively trade such equity or debt securities. In addition, certain individuals who are employees of, or are affiliated with, Benchmark may have in the past and may currently be stockholders of the Company.

Based upon and subject to the foregoing, and in reliance thereon, it is our opinion that, as of the date hereof, the Consideration to be received by the holders of the fractional shares of common stock in the Transaction is fair to such holders from a financial point of view.

Very truly yours,

THE BENCHMARK COMPANY , LLC

By: /s/ John J. Borer III
Name: John J. Borer III
Title: Managing Director & Head of Investment Banking

B -3

EXHIBIT C
COMPANY FINANCIAL PROJECTIONS
Quadrant 4 System Corporation (the “Company”) management does not as a matter of course make public its internal financial projections as to future performance or earnings, and is especially wary of making financial projections for extended periods due to the unpredictability of the underlying assumptions and estimates. However, financial projections prepared by management of the Company and as provided to The Benchmark Company, LLC (“Benchmark”) are being filed herewith. The inclusion of this information should not be regarded as an indication that the Company's management or Benchmark considered, or now considers, it to be a reliable prediction of future results.
The financial projections reflect numerous estimates and assumptions with respect to industry performance, general business, economic, regulatory, market and financial conditions, as well as matters specific to the Company's business, all of which are difficult to predict and many of which are beyond the Company's control. The Company’s financial projections assume that business and economic conditions will generally remain stable. As a result, there can be no assurance that the projected results will be realized or that actual results will not differ materially from these financial projections. The financial projections cover multiple years and such information by its nature becomes less reliable with each successive year. The financial projections, and the underlying estimates and assumptions, are prepared based on the best information available to management at the time they are prepared, and subsequent financial projections reflect updated and/or different estimates and assumptions. As a result, estimates and projections prepared at different points in time may not provide a reliable reference for comparison over time.
The financial projections were prepared for internal use and for the use of Benchmark in preparing its opinion and not with a view toward public disclosure or toward complying with Generally Accepted Accounting Principles (GAAP), the published guidelines of the SEC regarding projections or the guidelines established by the American Institute of Certified Public Accountants (AICPA) for preparation and presentation of prospective financial information. The financial projections included below were prepared by, and are the responsibility of, the Company's management. Neither the Company's independent registered public accounting firm, nor Benchmark, have compiled, examined or performed any procedures with respect to the prospective financial information contained herein, nor have they expressed any opinion or any other form of assurance on such information or its achievability, and assume no responsibility for, and disclaim any association with, the prospective financial information.
Readers are cautioned not to place undue reliance on the financial projections set forth below. The inclusion of financial projections in this Disclosure Statement should not be regarded as an indication that such projections will be an accurate prediction of future events, and they should not be relied on as such.

QUADRANT 4 SYSTEM CORPORATION
Consolidated Balance Sheet - Reverse Split Pro Forma Analysis
ASSETS
	12/31/2014	12/31/2015			3/31/2016			6/30/2016
	Audited	Audited	Reverse Split	Pro forma	Unaudited	Reverse Split	Pro forma	Unaudited	Reverse Split	Pro forma
Current Assets
Cash	$2,285,557	$246,492	$470,000	$716,492	$198,805	$(55,000)	$143,805	$283,279	$(55,000)	$228,279
Accounts Receivables	$10,118,816	$9,555,725		$9,555,725	$12,682,745		$12,682,745	$12,083,455		$12,083,455
Inventory		$95,400		$95,400	$75,108		$75,108	$35,968		$35,968
Prepaid license cost					$1,550,000		$1,550,000	$0		$0
Other current assets	$233,789	$148,076		$148,076	$144,014		$144,014	$168,889		$168,889
Total current assets	$12,638,162	$10,045,693	$470,000	$10,515,693	$14,650,672	$(55,000)	$14,595,672	$12,571,591	$(55,000)	$12,516,591

Intangible assets, customer lists and technology stacks - net	$12,479,737	$11,566,643		$11,566,643	$10,498,508		$10,498,508	$9,580,373		$9,580,373
Goodwill	$0	$2,004,600		$2,004,600	$2,004,600		$2,004,600	$2,004,600		$2,004,600
Equipment, under capital lease - net	$0	$366,961		$366,961	$344,026		$344,026	$321,091		$321,091
Equipment - net	$35,931	$168,169		$168,169	$156,721		$156,721	$144,618		$144,618
Long-term assets
Software development cost	$5,146,047	$11,357,524		$11,357,524	$12,351,082		$12,351,082	$13,077,772		$13,077,772
Defferred financing cost - net	$600,583	$356,979		$356,979	$296,077		$296,077
Deffered Licensing and royalty fees	$1,200,000	$960,000		$960,000	$900,000		$900,000	$840,000		$840,000
Other assets	$361,464	$327,329		$327,329	$315,533		$315,533	$342,820		$342,820
TOTAL ASSETS	$32,461,924	$37,153,898	$470,000	$37,623,898	$41,517,219	$(55,000)	$41,462,219	$38,882,865	$(55,000)	$38,827,865

LIABILITIES AND STOCKHOLDERS' EQUITY

Current Liabilities
Accounts payable and accrued expenses	$4,413,094	$5,652,257		$5,652,257	$6,592,890		$6,592,890	$6,270,559		$6,270,559
Deferred licenceing fees					$3,100,000		$3,100,000	$0		$0
Note payable - Revolver	$6,750,050	$7,601,904		$7,601,904	$9,614,046		$9,614,046	$9,863,260		$9,863,260
Earn Outs Payable	$0	$343,075		$343,075	$319,531		$319,531	$319,531		$319,531
Current obligation under capital lease	$0	$152,640		$152,640	$154,903		$154,903	$157,199		$157,199
Current maturities - long term debts, net of debt discount	$650,810	$2,637,344		$2,637,344	$2,409,019		$2,409,019	$2,248,364		$2,248,364

Total current liabilities	$11,813,954	$16,387,220		$16,387,220	$22,190,389		$22,190,389	$18,858,913		$18,858,913
Non-current obligation under capital lease	$0	$162,149		$162,149	$122,309		$122,309	$83,052		$83,052
Long term debt less current maturities	$5,834,688	$4,338,763		$4,338,763	$4,110,851		$4,110,851	$4,208,896		$4,208,896
Total liabilities	$17,648,642	$20,888,132		$20,888,132	$26,423,549		$26,423,549	$23,150,861		$23,150,861
Commitments and contigencies

Stockholders' Equity

Common stock	$102,662	$108,862		$108,862	$108,862		$108,862	$106,992		$106,992
Additional paid-in capital	$33,231,980	$35,194,180	$(30,000)	$35,164,180	$35,201,076	$(30,000)	$35,171,076	$34,822,979	$(30,000)	$34,792,979
Accumulated Deficit	$(18,521,360)	$(19,037,276)	$500,000	$(18,537,276)	$(20,216,268)	$(25,000)	$(20,241,268)	$(19,197,967)	$(25,000)	$(19,222,967)
Total stockholders' equity	$14,813,282	$16,265,766	$470,000	$16,735,766	$15,093,670	$(55,000)	$15,038,670	$15,732,004	$(55,000)	$15,677,004
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$32,461,924	$37,153,898	$470,000	$37,623,898	$41,517,219	$(55,000)	$41,462,219	$38,882,865	$(55,000)	$38,827,865

QUADRANT 4 SYSTEM CORPORATION
Consolidated Statements of Operations - Reverse Split Pro Forma Analysis
	12/31/2014	12/31/2015			3/31/2016			6/30/2016
	Audited	Audited	Reverse Split	Pro forma	Unaudited	Reverse Split	Pro forma	Unaudited	Reverse Split	Pro forma

Revenue	$48,492,349	$52,038,044		$52,038,044	$11,938,599		$11,938,599	$14,564,628		$14,564,628
Cost of revenue	$30,917,470	$31,168,394		$31,168,394	$7,818,539		$7,818,539	$8,544,770		$8,544,770
Gross Margin	$17,574,879	$20,869,650		$20,869,650	$4,120,060		$4,120,060	$6,019,858		$6,019,858

Operating expenses:
General and administrative expenses	$(8,467,919)	$(12,353,824)	$470,000	$(11,883,824)	$(3,064,781)	$(55,000)	$(3,119,781)	$(3,086,134)	$(55,000)	$(3,141,134)
Research & Development	$(2,655,980)	$(1,849,389)		$(1,849,389)	$(290,577)		$(290,577)	$(64,249)		$(64,249)
Amortization, impairment and depreciation expense	$(5,642,942)	$(5,238,582)		$(5,238,582)	$(1,481,387)		$(1,481,387)	$(1,331,594)		$(1,331,594)
Interest expense	$(1,877,406)	$(1,943,771)		$(1,943,771)	$(462,307)		$(462,307)	$(1,211,580)		$(1,211,580)

Total	$(18,644,247)	$(21,385,566)	$470,000	$(20,915,566)	$(5,299,052)	$(55,000)	$(5,354,052)	$(5,001,557)	$(55,000)	$(5,056,557)

Net loss before Income taxes	$(1,069,368)	$(515,916)	$(470,000)	$(45,916)	$(1,178,992)	$(55,000)	$(1,233,992)	$1,018,301	$(55,000)	$963,301
Income taxes	$0	$0		$0	$0		$0	$0		$0

Net (Loss)/Profit	$(1,069,368)	$(515,916)	$(470,000)	$(45,916)	$(1,178,992)	$(55,000)	$(1,233,992)	$1,018,301	$(55,000)	$963,301

Net loss per common share- basci and diluted	NM	NM	NM	NM	NM	NM	NM	$0.01	NM	$0.01

and dilutedWeighted average common shares - basic
	102,024,778	103,706,245	103,706,245	103,706,245	108,861,774	108,861,774	108,861,774	108,800,117	108,861,774	108,800,117
NM - not meaningful, less than zero

QUADRANT 4 SYSTEM CORPORATION
P&L Projections
	CY 2010	CY 2011	CY 2012	CY 2013	CY 2014	CY 2015	CY 2016	CY 2017	CY 2018

Revenue Streams
Time & Material	$15,233,596	$29,141,433	$26,561,723	$33,453,782	$36,392,834	$27,654,251	$23,432,660	$20,000,000	$20,000,000
Managed Services				$3,700,763	$11,885,232	$23,836,231	$22,595,500	$20,000,000	$20,000,000
Platforms				$189,132	$214,282	$547,562	$7,781,250	$12,365,500	$33,395,000
Acquisition							$8,415,000	$18,000,000	$20,000,000
Total Revenues	$15,233,596	$29,141,433	$26,561,723	$37,343,676	$48,492,349	$52,038,044	$62,224,410	$70,365,500	$93,395,000
Cost of Revenues
Time & Material	$12,883,772	$22,265,260	$20,185,244	$24,688,891	$25,633,660	$20,004,549	$16,871,515	$14,400,000	$15,000,000
Managed Services				$2,882,138	$5,098,355	$10,821,304	$12,427,525	$10,000,000	$11,000,000
Platforms				$138,281	$185,456	$342,541	$1,556,250	$2,473,100	$10,018,500
Acquisition							$5,863,821	$12,500,000	$13,500,000
Total Cost of Revenues	$12,883,772	$22,265,260	$20,185,244	$27,709,310	$30,917,470	$31,168,394	$36,719,111	$39,373,100	$49,518,500

Gross Margin	$2,349,824	$6,876,173	$6,376,479	$9,634,366	$17,574,879	$20,869,650	$25,505,299	$30,992,400	$43,876,500
GM %	15.4%	23.6%	24.0%	25.8%	36.2%	40.1%	41.0%	44.0%	47.0%

Sales, General & Administrative	$900,119	$2,262,420	$3,389,246	$5,271,369	$8,467,919	$12,353,824	$14,075,042	$17,073,100	$21,679,000
Research & Development					$2,655,980	$1,849,389	$750,000	$500,000	$500,000

EBITDA	$1,449,705	$4,613,753	$2,987,233	$4,362,997	$6,450,980	$6,666,437	$10,680,257	$13,419,300	$21,697,500
EBITDA%	9.5%	15.8%	11.2%	11.7%	13.3%	12.8%	17.2%	19.1%	23.2%

EXHIBIT D
MATERIALS PROVIDED BY THE BENCHMARK COMPANY, LLC

BENCHMARK

Quadrant 4

Presentation to the Board of Directors

September 27, 2016

HIGHLY CONFIDENTIAL

Disclaimer

This presentation was prepared on a confidential basis exclusively for the benefit and use of the Board of Directors of Quadrant 4 System Corporation (“Qfor”, the “Company”) to evaluate whether the consideration to be received by holders of fractional shares of common stock of the Company in the contemplated reverse split transaction is fair to such holders from a financial point of view. It is not a recommendation as to how any Board member should vote, and does not carry any right of publication or disclosure. Neither this presentation nor any of its contents may be used for any other purpose without the prior written consent of The Benchmark Company, LLC (“Benchmark”, “us”, or “our”).

The information contained in this material was obtained from the Company and other sources. In preparing the enclosed materials, Benchmark has assumed and relied upon the accuracy and completeness of all of the historical financial and other information provided to or discussed with us by the Company or their representatives, and we have not assumed any responsibility for independent verification of any such information. We have also assumed and relied upon the reasonableness of the financial projections, forecasts and analyses provided to us, and assumed that such projections, forecasts and analyses were reasonable, prepared in good faith and on a basis reflecting the best currently available judgments and estimates of management. We express no opinion with respect to such projections, forecasts or analyses or the assumptions upon which they are based. In addition, we have not reviewed any of the books and records of the Company, or assumed any responsibility for conducting a physical inspection of the properties or facilities of the Company, or for making or obtaining an independent valuation or appraisal of the assets or liabilities of the Company and no such independent evaluation or appraisal was provided to us.

This material was not prepared for use by readers not as familiar with the business and affairs of the Company as the Board of Directors and, accordingly, Benchmark takes no responsibility for the accompanying material when used by persons other than the Board of Directors of the Company. The enclosed materials may not be quoted, referred to, reproduced at any time, or used in any manner for any other purpose or delivered to any other person without the prior written consent of Benchmark.

The materials necessarily are based on financial, economic, market and other conditions as in effect on, and the information available to Benchmark as of, the date of the materials. Although subsequent developments may affect the contents of the materials, Benchmark has not undertaken, and is under no obligation, to update, revise or reaffirm the materials, except as may be expressly contemplated by Benchmark’s engagement letter. The materials are not intended to provide the sole basis for evaluation of the Transaction and do not purport to contain all information that may be required. The materials do not address the underlying business decision of the Company or any other party to proceed with or effect the Transaction, or the relative merits of the Transaction as compared to any alternative business strategies or transactions that might be available for the Company or any other party. The materials do not constitute any opinion, nor do the materials constitute a recommendation to the Board, the Company, any security holder of the Company or any other party as to how to vote or act with respect to any matter relating to the Transaction or otherwise or whether to buy or sell any assets or securities of any company. Benchmark’s only opinion is the opinion, if any, that is actually delivered to the Board. The materials may not reflect information known to other professionals in other business areas of Benchmark and its affiliates.

BENCHMARK
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HIGHLY CONFIDENTIAL

Disclaimer

The preparation of the materials was a complex process involving quantitative and qualitative judgments and determinations with respect to the financial, comparative and other analytic methods employed and the adaption and application of these methods to the unique facts and circumstances presented and, therefore, is not readily susceptible to partial analysis or summary description. Furthermore, Benchmark did not attribute any particular weight to any analysis or factor considered by it, but rather made qualitative judgments as to the significance and relevance of each analysis and factor. Each analytical technique has inherent strengths and weaknesses, and the nature of the available information may further affect the value of particular techniques. Accordingly, the analyses contained in the materials must be considered as a whole. Selecting portions of the analyses, analytic methods and factors without considering all analyses and factors could create a misleading or incomplete view. The materials reflect judgments and assumptions with regard to industry performance, general business, economic, regulatory, market and financial conditions and other matters, many of which are beyond the control of the participants in the Transaction. Any estimates of value contained in the materials are not necessarily indicative of actual value or predictive of future results or values, which may be significantly more or less favorable. Any analyses relating to the value of assets, businesses or securities do not purport to be appraisals or to reflect the prices at which any assets, businesses or securities may actually be sold. The materials do not constitute a valuation opinion or credit rating. In preparing the materials, Benchmark has not conducted any physical inspection or independent appraisal or evaluation of any of the assets, properties or liabilities (contingent or otherwise) of the Company or any other party and has no obligation to evaluate the solvency of the Company or any other party under any law.

Benchmark has assumed and relied upon the accuracy and completeness of the financial and other information provided to, discussed with or reviewed by it without (and without assuming responsibility for) independent verification of such information, makes no representation or warranty (express or implied) in respect of the accuracy or completeness of such information and has further relied upon the assurances of the Company that it is not aware of any facts or circumstances that would make such information inaccurate or misleading. In addition, Benchmark has relied upon and assumed, without independent verification, that there has been no change in the business, assets, liabilities, financial condition, results of operations, cash flows or prospects of the Company or any other participant in the Transaction since the respective dates of the most recent financial statements and other information, financial or otherwise, provided to Benchmark that would be material to its analyses, and that the final forms of any draft documents reviewed by Benchmark will not differ in any material respect from such draft documents.

Benchmark is also engaged as the exclusive financial advisor and placement agent for the Company in connection with the Company's contemplated recapitalization and any related offer and placement by the Company of securities of the Company.

BENCHMARK

ii

HIGHLY CONFIDENTIAL

Quadrant 4

Table of Contents

I – Executive Summary

- Summary of the Transaction — Page 1
- Scope of Presentation and Analysis — Page 2

II – Valuation Analysis

- Valuation Analysis Overview — Page 3
  - ✓ *Discounted Cash Flow Analysis* — *Page 6*
  - ✓ *Selected Public Company Analysis* — *Page 8*
  - ✓ *Precedent Transaction Analysis* — *Page 10*

Annex

- Annex — Page 12
- List of Selected Public Companies – Software as a Service — Page 13
- List of Precedent Transactions – Software as a Service — Page 14

BENCHMARK

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HIGHLY CONFIDENTIAL

Quadrant4

Valuation Analysis Overview

Our valuation analysis of the Company employed three methodologies, with no particular weight given to any of the three methodologies:

- Discounted Cash Flow ("DCF") Analysis
  - ✓ Discounted cash flow model using financial forecasts provided by the Company
- Selected Public Company Analysis
  - ✓ Comparative analysis of trading and financial performance data for companies that we deemed to be relevant
- Precedent Transactions Analysis
  - ✓ Analysis of recent merger and acquisition transactions of companies in the Information Technology Services ("IT Services") space that we deemed to be relevant

BENCHMARK
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HIGHLY CONFIDENTIAL

Quadrant4

Valuation Analysis Overview

The methodologies employed in our valuation analysis resulted in the following valuation estimates:

Methodology	**Enterprise Value** ($MM)	**Net Debt ($MM)**	**Cash from Option Exercise ($MM)**	**Equity Value** ($MM)	***Shares Outstanding*** *(fully diluted, in millions)*	**Equity Value** (per share)
DCF Analysis	$99.3 - $103.3	$16.3	$0.5	$83.5 - $87.5	*112.5*	$0.74 - $0.78
Selected Public Company Analysis	$62.3 - $79.0	$16.3	$0.5	$46.5 - $63.2	*112.5*	$0.41 - $0.56
Precedent Transaction Analysis	$77.7- $87.6	$16.3	$0.5	$54.9 - $71.8	*112.5*	$0.48- $0.64
Valuation Range	$62.3 -$103.3	*$16.3*	*$0.5*	$46.5 - $87.5	112.5	$0.41 - $0.78

Source: Company Data, FactSet

BENCHMARK

4

HIGHLY CONFIDENTIAL

Valuation Analysis Overview

Quadrant4

The table below provides certain key metrics that that were used in our valuation analysis.

Key Metrics	
Cash (6/30/16)	$283,279
Debt (6/30/16)	$16,560,000
Net Debt (6/30/16)	$16,276,721
Trailing Revenue (LTM, in $MM)	$52.0
Options ('000)	5,461
Cash from Option Exercise	$479,577
Shares Outstanding (9/23/16)	106,991,504
Shares Outstanding (fully diluted)	112,452,175

Sources: Company; CapitalIQ

BENCHMARK

5

HIGHLY CONFIDENTIAL

Discounted Cash Flow Analysis

Quadrant4

We used a 2 1/2-year financial DCF model (H2 2016 - 2018) based on QFOR's projected financials.

Based on the model, the Enterprise Value of QFOR is estimated at approximately $99.3MM to $103.4MM. The key assumptions in the model include the following:

- Estimated Cost of Equity of 20.9% and Cost of Debt of 6.1%
- Discount rate (WACC or Weighted-Average Cost of Capital) of 14.1% to 16.1%
- Terminal value based on Enterprise Value (EV) / Revenue multiple of 1.1x

BENCHMARK

HIGHLY CONFIDENTIAL

6

Discounted Cash Flow Analysis

Quadrant4

Company Financial Model

Income Statement Projections	12/31/2016	12/31/2017	12/31/2018
(US $ Millions)	H2 2016P	2017P	2018P
Revenue	**$35.7**	**$70.4**	**$93.4**
		13.1%	32.7%
Total Cost of Revenue	$20.4	$39.4	$49.5
Gross Income	**$15.4**	**$31.0**	**$43.9**
Gross margin	*43.0%*	*44.0%*	*47.0%*
Operating Expenses	$8.3	$17.6	$22.2
% of sales	*23.3%*	*25.0%*	*23.7%*
EBITDA	**$7.0**	**$13.4**	**$21.7**
EBITDA margin	*19.7%*	*19.1%*	*23.2%*
Capex	$0.1	$0.1	$0.1
Change in WC	($2.0)	($1.0)	($1.1)
Terminal Value (Revenue Multiple)			$102.7
Free Cash Flow	$5.0	$12.4	$123.2

Sources: Company Management

Discounted Cash Flow Analysis		Rate	Enterprise Value
		14.1%	$103.3
		14.6%	$102.3
	WACC	15.1%	$101.3
		15.6%	$100.2
		16.1%	$99.3

BENCHMARK

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HIGHLY CONFIDENTIAL

Selected Public Company Analysis

Quadrant 4

We identified a set of relevant publicly-traded companies. We used these companies' valuations to estimate QFOR's value using trailing (last twelve months or LTM) EV/Revenue multiples.

- We looked at the IT Services sector.
- We looked at small and micro-cap companies.
- No selected public company is identical to QFOR.
- The selected companies have a median trailing EV/Revenue multiple of 1.2x and a mean of 1.5x

Selected IT Services Companies

	Median Multiple	Mean Multiple	QFOR LTM Revenue $MM	Implied Enterprise Valuation Range $MM		
Revenue Based	1.20x	1.52x	$52.0	$62.3	-	$79.0

BENCHMARK

8

HIGHLY CONFIDENTIAL

Selected Public Company Analysis

Quadrant4

List of Selected Public Companies – IT Services

Name	Identifier	Enterprise Value $MM	Market Cap $MM	Revenue $MM	EBITDA $MM	Net Income $MM	Enterprise Value to EBITDA	Enterprise Value to Revenue
Connecture Inc.	CNXR-US	$ 121.73	$ 37.98	$ 95.85	$ 3.56	$ (7.34)	34.23x	1.27x
Covisint Corp.	COVS-US	$ 39.64	$ 88.50	$ 76.02	$ (7.91)	$ (14.89)	-	0.52x
Datawatch Corporation	DWCH-US	$ 31.68	$ 86.56	$ 30.22	$ (15.79)	$ (49.79)	-	1.05x
eFuture Holding, Inc.	EFUT-US	$ 28.20	$ 29.71	$ 35.80	$ 2.97	$ 1.20	9.49x	0.79x
Evolving Systems, Inc.	EVOL-US	$ 67.25	$ 51.59	$ 25.58	$ 5.43	$ 3.30	12.38x	2.63x
Inuvo, Inc.	INUV-US	$ 62.08	$ 29.36	$ 70.44	$ 3.95	$ 2.31	15.70x	0.88x
Live Ventures, Inc.	LIVE-US	$ 48.23	$ 28.45	$ 33.37	$ (5.38)	$ (14.67)	-	1.45x
MAM Software Group, Inc.	MAMS-US	$ 65.29	$ 72.96	$ 31.64	$ 4.44	$ 3.01	14.71x	2.06x
NetSol Technologies, Inc.	NTWK-US	$ 68.51	$ 66.57	$ 64.55	$ 13.45	$ 3.40	5.09x	1.06x
OmniComm Systems, Inc.	OMCM-US	$ 42.37	$ 33.97	$ 20.71	$ 1.53	$ 2.59	27.76x	2.05x
root9B Technologies, Inc.	RTNB-US	$ 98.12	$ 60.75	$ 29.36	$ (11.01)	$ (8.34)	-	3.34x
Sphere 3D Corp.	ANY-US	$ 85.73	$ 25.60	$ 76.17	$ (26.49)	$ (47.23)	-	1.13x
	Average	$ 63.24	$ 51.00	$ 49.14	$ (2.60)	$ (10.54)	17.05x	1.52x
	Median	$ 63.68	$ 44.79	$ 34.59	$ 2.25	$ (3.07)	14.71x	1.20x
	High	$ 121.73	$ 88.50	$ 95.85	$ 13.45	$ 3.40	34.23x	3.34x
	Low	$ 28.20	$ 25.60	$ 20.71	$ (26.49)	$ (49.79)	5.09x	0.52x

Source: FactSet

BENCHMARK

9

HIGHLY CONFIDENTIAL

Precedent Transaction Analysis

- The precedent transactions within the IT Services sector were priced at an median trailing EV/Revenue multiple of 1.5x respectively and a mean of 1.7x.
- No precedent transaction is identical to the Transaction nor involved targets identical to QFOR.

Selected IT Services Companies

	Median Multiple	Mean Multiple	QFOR LTM Revenue $MM	Implied Enterprise Valuation Range $MM
Revenue Based	1.5x	1.7x	$52.0	$77.7 - $87.6

Source: Factset

BENCHMARK

HIGHLY CONFIDENTIAL

10

Precedent Transaction Analysis

Quadrant 4

List of Precedent Transactions – IT Services

Target Company Name	Acquirer Company Name	Announcement Date	Enterprise Value (MM)	Revenue - Target (LTM) (MM)	EV/Revenue
VaultLogix LLC	keepITsafe Data Solutions Ltd.	19-Feb-2016	$ 24.00	$ 12.00	2.00x
Telnes Broadband LLC	GTT Communications, Inc.	08-Feb-2016	$ 18.00	$ 17.00	1.06x
Mortgage Returns LLC	Ellie Mae, Inc.	14-Oct-2015	$ 16.00	$ 6.00	2.67x
LTC Engineering Associates, Inc.	CACI International, Inc.	01-Apr-2015	$ 15.00	$ 16.00	0.94x
Solstice Consulting LLC	St. Ives Plc	16-Mar-2015	$ 73.94	$ 24.40	3.03x
Nexgen Wireless, Inc.	PCTEL, Inc.	02-Mar-2015	$ 22.50	$ 23.80	0.95x
Nimbo Technologies, Inc.	Equinix, Inc.	20-Jan-2015	$ 10.00	$ 6.70	1.49x
Zeon Solutions, Inc.	Perficient, Inc.	18-Dec-2014	$ 38.50	$ 14.80	2.60x
Effyis, Inc.	Hottolink USA Corp.	09-Nov-2014	$ 22.00	$ 7.75	2.84x
BEAR Data Solutions, Inc.	Datalink Corp.	20-Oct-2014	$ 18.50	$ 130.00	0.14x
United Network Services, Inc.	GTT Communications, Inc.	01-Oct-2014	$ 40.00	$ 49.70	0.80x

Median	1.49x
Average	1.68x
High	3.03x
Low	0.14x

Source: FactSet

BENCHMARK

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HIGHLY CONFIDENTIAL

Quadrant4

Annex

Information in this Annex is presented for information purposes only.

This information was not relied upon in reaching our conclusions.

BENCHMARK
12
HIGHLY CONFIDENTIAL

Selected Public Company Analysis

Quadrant4

List of Selected Public Companies – Software as a Service

Name	Identifier	Enterprise Value $MM	Market Cap $MM	Revenue $MM	Net Income $MM	Enterprise Value to Revenue
Amber Road, Inc.	AMBR	$ 138.41	$ 252.17	$ 67.11	$ (28.08)	2.06x
Park City Group, Inc.	PCYG	$ 163.58	$ 237.41	$ 14.01	$ 0.67	11.68x
eHealth, Inc.	EHTH	$ 179.72	$ 206.91	$ 189.54	$ (4.76)	0.95x
Marin Software, Inc.	MRIN	$ 96.57	$ 91.93	$ 108.53	$ (33.35)	0.89x
ARI Network Services, Inc.	ARIS	$ 57.11	$ 77.00	$ 40.44	$ 1.07	1.41x
Support.com, Inc.	SPRT	$ (10.64)	$ 44.78	$ 77.33	$ (27.07)	-0.14x
Asure Software, Inc.	ASUR	$ 40.38	$ 42.36	$ 26.91	$ (1.76)	1.50x
SharpSpring, Inc.	SHSP	$ 15.92	$ 40.82	$ 14.59	$ (8.24)	1.09x
Connecture Inc.	CNXR	$ 121.73	$ 37.98	$ 95.85	$ (7.34)	1.27x
Research Solutions, Inc.	RSSS	$ 22.95	$ 24.87	$ 34.36	$ (0.50)	0.67x
Determine, Inc.	DTRM	$ 22.98	$ 19.51	$ 26.76	$ (14.02)	0.86x
	Average	$ 68.89	$ 79.51	$ 50.46	$ (11.44)	2.02x
	Median	$ 49.93	$ 42.19	$ 40.44	$ (7.34)	$ 1.09
	High	$ 179.72	$ 252.17	$ 189.54	$ 1.07	$ 11.68
	Lowe	$ (10.64)	$ 19.51	$ 14.01	$ (33.35)	-0.14x

Source: FactSet

BENCHMARK

HIGHLY CONFIDENTIAL

13

Quadrant4

Precedent Transaction Analysis

List of Precedent Transactions – SaaS

Target Company Name	Acquirer Company Name	Announcement Date	Enterprise Value (MM)	Revenue - Target (LTM) (MM)	EV/EBITDA	EV/Revenue
Morrisey Associates, Inc.	Echo, Inc. /Tennessee/	08-Aug-2016	$ 48.00	$ 12.80	-	3.75x
Skout, Inc.	MeetMe, Inc.	27-Jun-2016	$ 54.60	$ 23.80	-	2.29x
Pacific Instruments, Inc. /CA/	Vishay Precision Group, Inc.	31-Mar-2016	$ 11.00	$ 9.00	3.93x	1.22x
Verian Technologies, Inc.	Basware, Inc.	31-Mar-2016	$ 36.00	$ 10.50	-	3.43x
Adaptive Software LLC	Decision Resources, Inc.	29-Feb-2016	$ 24.50	$ 3.20	-	7.66x
Rustici Software LLC	Learning Technologies Group Plc	29-Jan-2016	$ 37.00	$ 6.60	13.70x	5.61x
Draftday Fantasy Sports, Inc. /Viggle Bus/	Perk.com, Inc.	14-Dec-2015	$ 10.98	$ 4.00	-	2.74x
PowerTeam, Inc.	HCL Technologies Ltd.	29-Oct-2015	$ 46.00	$ 37.00	-	1.24x
CTI Group (Holdings), Inc.	Enghouse Systems Ltd.	19-Oct-2015	$ 15.36	$ 17.45	5.31x	0.88x
Daegis, Inc.	Open Text Corp.	08-Oct-2015	$ 20.79	$ 23.67		0.88x
Vizuall, Inc.	Net Insight AB	02-Sep-2015	$ 14.00	$ 10.60	-	1.32x
Tabernus LLC	Blancco Oy Ltd.	02-Sep-2015	$ 12.00	$ 3.00	-	4.00x
Galmont Consulting LLC	SQS Software Quality Systems AG	27-Aug-2015	$ 24.84	$ 17.10	-	1.45x
Advanced Technology Integration Group	Logical Networks Ltd; Logicalis, Inc.	29-Jul-2015	$ 42.00	$ 133.00	-	0.32x
Entone, Inc.	Amino Technologies Plc	21-Jul-2015	$ 73.00	$ 46.70	-	1.56x
NetWolves Corp.	Vasomedical, Inc.	01-Jun-2015	$ 18.00	$ 30.00	-	0.60x
SignUp4 LLC	Cvent, Inc.	11-May-2015	$ 22.40	$ 7.80	-	2.87x
Lyris, Inc.	Aurea Software, Inc.	04-May-2015	$ 15.56	$ 28.42	10.32x	0.55x
Loqate, Inc.	GB Group Plc	27-Apr-2015	$ 19.67	$ 5.40	-	3.64x
b-pack, Inc.	Selectica, Inc.	30-Mar-2015	$ 12.67	$ 5.00	-	2.53x
Prelytix	First Derivatives Plc	26-Feb-2015	$ 19.99	$ 3.10		6.45x
Dinerware, Inc.	Heartland Payment Systems, Inc.	13-Feb-2015	$ 15.00	$ 7.30	-	2.05x
Code:Red, Inc.	FactSet Research Systems Inc.	09-Feb-2015	$ 35.00	$ 9.30	-	3.76x
InterDyn BMI	Columbus A/S	02-Feb-2015	$ 11.80	$ 28.80	-	0.41x
AdKarma LLC	blinkx Plc	19-Dec-2014	$ 20.00	$ 13.30	-	1.50x
Appia, Inc.	Mandalay Digital Group, Inc.	13-Nov-2014	$ 74.60	$ 46.30	-	1.61x
Contact At Once! LLC	LivePerson, Inc.	05-Nov-2014	$ 70.00	$ 12.30	-	5.69x
Evolv, Inc.	Cornerstone OnDemand, Inc.	07-Oct-2014	$ 51.01	$ 4.33		NM
Xceed Technologies, Inc.	Anite Plc	03-Oct-2014	$ 56.41	$ 19.02	-	2.97x

	EV/EBITDA	EV/Revenue
Median	10.32x	2.17x
Average	8.80x	2.61x
High	13.70x	7.66x
Low	3.93x	0.32x

Source: FactSet

BENCHMARK

14

HIGHLY CONFIDENTIAL

EXHIBIT E
PROPOSED AGREEMENT AND PLAN OF MERGER
This AGREEMENT AND PLAN OF MERGER (this “Agreement”) is made and entered into as of _________ __, 2016, between Quadrant 4 System Corporation, an Illinois corporation (“Q4 Illinois”), and Quadrant 4 System Corporation, a Delaware corporation (“Q4 Delaware”).
WHEREAS, Q4 Illinois is a corporation duly organized and existing under the laws of the State of Illinois;
WHEREAS, Q4 Delaware is a corporation duly organized and existing under the laws of the State of Delaware;
WHEREAS, the Board of Directors of Q4 Illinois and the Board of Directors of Q4 Delaware deem it advisable to merge Q4 Illinois with and into Q4 Delaware so that Q4 Delaware is the surviving corporation on the terms provided herein (the “Merger”).
NOW, THEREFORE, in consideration of the mutual agreements contained herein and other good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereto agree as follows:
ARTICLE 1
MERGER
1.1          The Merger. After satisfaction or, to the extent permitted hereunder, waiver of all conditions to the Merger, and subject to the applicable provisions of the General Corporation Law of the State of Delaware (the “DGCL”) and the Illinois Business Corporation Act of 1983 (the “IBCA”), Q4 Illinois will merge with and into Q4 Delaware and Q4 Delaware shall file a Certificate of Merger with the Secretary of State of the State of Delaware in accordance with the provisions of the DGCL and Articles of Merger with the Secretary of State of the State of Illinois in accordance with the provisions of the IBCA and shall make all other filings or recordings required by the Delaware or Illinois law in connection with the Merger. The Merger shall become effective upon the later filing of such Certificate of Merger with the Secretary of State of the State of Delaware or of such Articles of Merger with the Secretary of State of the State of Illinois or at such later time as may be provided for in such Certificate of Merger and Articles of Merger (the “Effective Time”). Upon the Effective Time, the separate corporate existence of the Q4 Illinois shall cease and Q4 Delaware shall be the surviving corporation (the “Surviving Corporation”).
1.2          Conditions to the Merger. The respective obligation of each party to effect the Merger is subject to the satisfaction or waiver (except as provided in this Agreement) of the following conditions:
(a)    This Agreement shall have been adopted by holders of at least two-thirds  of the outstanding voting power of Q4 Illinois in accordance with the requirements of the IBCA and the Articles of Incorporation and Bylaws of Q4 Illinois;
(b)    This Agreement shall have been adopted by the sole stockholder of Q4 Delaware, in accordance with the requirements of the DGCL and the Certificate of Incorporation and Bylaws of Q4 Delaware; and
(c)    The Certificate of Incorporation of Q4 Delaware shall have been amended and restated prior to the Effective Time in the form set forth on Annex A.
1.3          Transfer, Conveyance and Assumption. At the Effective Time, Q4 Delaware shall continue in existence as the Surviving Corporation and, without further transfer, succeed to and possess all rights, privileges, powers and franchises of Q4 Delaware, and all of the assets and property of whatever kind and character of Q4 Illinois shall vest in Q4 Delaware, as the Surviving Corporation, without further deed; thereafter, Q4 Delaware, as the Surviving Corporation, shall be liable for all of the liabilities and obligations of Q4 Illinois, and any claim or judgment against Q4 Illinois may be enforced against Q4 Delaware, as the Surviving Corporation, in accordance with Section 259 of the DGCL and the IBCA.
1.4          Certificate of Incorporation; Bylaws.
(a)          From and after the Effective Time, the Certificate of Incorporation, as amended and/or restated, of Q4 Delaware immediately prior to the effective time (which shall be in the form attached as Annex A) shall be the certificate of incorporation of the Surviving Corporation.

(b)          From and after the Effective Time, the By-laws of Q4 Delaware in effect immediately prior to the Effective Time shall be the by-laws of the Surviving Corporation.
1.5          Directors of the Surviving Corporation. From and after the Effective Time, the directors of Q4 Illinois serving as directors of Q4 Illinois immediately prior to the Effective Time shall be the directors of the Surviving Corporation.
1.6          Officers of the Surviving Corporation. From and after the Effective Time, the officers of Q4 Delaware serving as officers of Q4 Delaware immediately prior to the Effective Time shall be the officers of the Surviving Corporation.
ARTICLE II
CONVERSION OF SHARES
2.1          Conversion of Stock.
(a)          Upon the Effective Time, by virtue of the Merger and without any action on the part of the holder of any outstanding share of common stock, par value $0.00001 per share, of Q4 Delaware (the “Delaware Common Stock”), each share of Delaware Common Stock issued and outstanding immediately prior to the Effective Time shall be cancelled for no consideration.
(b)          Upon the Effective Time, by virtue of the Merger and without any action on the part of the holder of any outstanding share of common stock, without par value, of the Q4 Illinois (the “Illinois Common Stock”), each share of Illinois Common Stock issued and outstanding immediately prior to the Effective Time shall be converted into one share of common stock, par value $0.00001 per share, of the Surviving Corporation (“Surviving Common Stock”).
2.2          Options and Warrants.
(a)    Each then-outstanding option to purchase shares of Illinois Common Stock (each, an “Option”) shall be converted into one option to purchase, on the same terms and conditions as were applicable under such Option at the Effective Time, such number of shares of Surviving Common Stock as is equal to the number of shares of Illinois Common Stock that were subject thereto. All terms and conditions of each Option shall otherwise remain unchanged.
(b)     Each then-outstanding warrant to purchase shares of Illinois Common Stock (each, a “Warrant”) outstanding immediately prior to the Effective Time shall be converted into one warrant to purchase, on the same terms and conditions as were applicable under such Warrant at the Effective Time, such number of shares of Surviving Common Stock as is equal to the number of shares of Illinois Common Stock that were subject thereto. All terms and conditions of each Warrant shall otherwise remain unchanged.
2.3          Stock Certificates. From and after the Effective Time, all of the outstanding certificates which prior to that time represented shares of Illinois Common Stock shall be deemed for all purposes to evidence ownership of and to represent the shares of Surviving Common Stock in which the shares of Illinois Common Stock represented by such certificates have been converted as herein provided and shall be so registered on the books and records of the Surviving Corporation or its transfer agents. The registered owner of any such outstanding stock certificate shall, until such certificate shall have been surrendered for transfer or conversion or otherwise accounted for the Surviving Corporation or its transfer agent, have and be entitled to exercise any voting and other rights with respect to and to receive any dividend and any other distributions upon the shares of Surviving Common Stock represented by such outstanding certificate as provided above.
2.4          Shares of Illinois Dissenting Stockholders. Notwithstanding anything to the contrary contained herein, holders of Illinois Common Stock who have complied with requirements for perfecting dissenters’ rights under Section 11.70 of the IBCA will not receive the consideration provided for in Section 2.1(b) and instead shall be entitled to exercise such rights with respect to the shares as to which such rights have been perfected (“Illinois Dissenting Shares”), to the extent available under Section 11.70 of the IBCA. Upon consummation of the Merger, the Illinois Dissenting Shares shall cease to be issued and outstanding and the holders thereof only shall be entitled to receive such consideration as will be determined under Section 11.70 of the IBCA. If a holder of Illinois Dissenting Shares shall fail to perfect or shall otherwise waive, withdraw or lose its dissenters’ rights under the IBCA, such that dissenters’ rights can no longer be legally perfected or exercised under the IBCA with respect to such Illinois Common Stock, then the right of such holder to receive such consideration for Illinois Dissenting Shares as determined under Section 11.70 of the IBCA shall cease and such Illinois Dissenting Shares shall be converted and exchanged into shares of Delaware Common Stock as provided in Section 2.1 of this Agreement.

ARTICLE III
TERMINATION
At any time prior to the Effective Time, this Agreement may be terminated and the Merger abandoned for any reason whatsoever by the Board of Directors of Q4 Delaware or the Board of Directors of Q4 Illinois, notwithstanding the adoption of this Agreement by the stockholders of Q4 Delaware or the shareholders of Q4 Illinois.
ARTICLE IV
FURTHER ASSURANCES
4.1          Further Assurances as to Q4 Delaware. If, at any time after the Effective Time, the Surviving Corporation shall consider or be advised that any further assignment, conveyance or assurance in law or any other acts are necessary or desirable to (i) vest, perfect or confirm in the Surviving Corporation its right, title or interest in, to or under any of the rights, properties or assets of Q4 Illinois acquired or to be acquired by the Surviving Corporation as a result of, or in connection with, the Merger, or (ii) otherwise carry out the purposes of this Agreement, Q4 Illinois and its proper officers shall be deemed to have granted to the Surviving Corporation an irrevocable power of attorney to execute and deliver all such proper deeds, assignments and assurances in law and to do all acts necessary or proper to vest, perfect or confirm title to and possession of such rights, properties or assets in the Surviving Corporation and otherwise carry out the purposes of this Agreement; and the officers and directors of the Surviving Corporation are fully authorized in the name of the Q4 Illinois or otherwise to take any and all such action.
ARTICLE V
MISCELLANEOUS
5.1          Amendment. At any time prior to the Effective Time, this Agreement may be amended, modified or supplemented by the Board of Directors of Q4 Delaware and the Board of Directors of Q4 Illinois, whether before or after the adoption of this Agreement by the stockholders of Q4 Delaware and the shareholders of Q4 Illinois; provided, however, that after any such adoption, there shall not be made any amendment that by law requires the further approval by such stockholders of Q4 Delaware or such shareholders of Q4 Illinois without such further approval.  This Agreement may not be amended except by an instrument in writing signed on behalf of each of Q4 Delaware and Q4 Illinois.
5.2          No Waivers. No failure or delay by any party hereto in exercising any right, power or privilege hereunder shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein provided shall be cumulative and not exclusive of any rights or remedies provided by law.
5.3          Assignment; Third Party Beneficiaries. Neither this Agreement, nor any right, interest or obligation hereunder shall be assigned by any of the parties hereto without the prior written consent of the other parties. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns. This Agreement is not intended to confer any rights or benefits upon any person other than the parties hereto.
5.4          Governing Law. This Agreement shall in all respects be interpreted by, and construed, interpreted and enforced in accordance with and pursuant to the laws of the State of Delaware.
5.5          Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed an original, but both of which together shall constitute one and the same instrument.
5.6          Entire Agreement. This Agreement and the documents referred to herein are intended by the parties as a final expression of their agreement with respect to the subject matter hereof, and are intended as a complete and exclusive statement of the terms and conditions of that agreement, and there are no other agreements or understandings, written or oral, among the parties, relating to the subject matter hereof. This Agreement supersedes all prior agreements and understandings, written or oral, among the parties with respect to the subject matter hereof.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the undersigned, intending to be legally bound hereby, have duly executed this Agreement as of the date first stated above.
Quadrant 4 System Corporation (an Illinois corporation)

By: _________________________
Nandu Thondavadi, Ph.D.,
Chief Executive Officer

Quadrant 4 System Corporation (a Delaware corporation)

By: _________________________
Nandu Thondavadi, Ph.D.,
Chief Executive Officer

EXHIBIT F
PROPOSED ARTICLES OF MERGER (ILLINOIS)
FORM BCA 11.25 (rev. Dec. 2003)
ARTICLES OF MERGER,
CONSOLIDATION OR EXCHANGE
Business Corporation Act

Secretary of State
Department of Business Services
501 S. Second St., Rm. 350
Springfield, IL 62756
217-782-6961
www.cyberdriveillinois.com

Remit payment in the form of a
check or money order payable
to Secretary of State.

Filing fee is $100, but if merger or
consolidation involves more than two
corporations, submit $50 for each
additional corporation.

File #	Filing Fee: $	Approved:

---- Submit in duplicate ----	---- Type or Print clearly in black ink ----	---- Do not write above this line ----

NOTE: Strike inapplicable words in Items 1, 3, 4 and 5.

1. Names of Corporations proposing to	merge ~~consolidate exchange shares~~	and State or Country of incorporation.

Name of Corporation	State or Country of Incorporation	Corporation File Number

Quadrant 4 System Corporation	Illinois	68980631
Quadrant 4 System Corporation	Delaware	[to follow]

2.  The laws of the state or country under which each Corporation is incorporated permits such merger, consolidation or exchange.

3. a. Name of the	surviving ~~now acquiring~~	corporation:	Quadrant 4 System Corporation

b. Corporation shall be governed by the laws of:			Delaware

For more space, attach additional sheets of this size.

4. Plan of	merger ~~consolidation exchange~~	is as follows:

(see attached)

Printed by authority of the State of Illinois. January 2015 - 1 - C 195.13

5. The	merger ~~consolidation exchange~~	was approved, as to each Corporation not organized in Illinois, in compliance with the laws of the state under which it is organized, and (b) as to each Illinois Corporation, as follows:

The following items are not applicable to mergers under §11.30 - 90 percent-owned subsidiary provisions.(See Article 7 on page 3.)

Mark an "X" In one box only for each Illinois Corporation.

Name of Corporation:
By the shareholders, a resolution of the board of directors having been duly adopted and submitted to a vote at a meeting of shareholders. Not less than the minimum number of votes required by statute and by the Articles of Incorporation voted in favor of the action taken. (§11. 20)

By written consent of the shareholders having not less than the minimum number of votes required by statute and by the Articles of Incorporation. Shareholders who have not consented in writing have been given notice in accordance with §7.10 and §11.20.
By written consent of ALL shareholders entitled to vote on the action, in accordance with §7.10 and §11.20.
Quadrant 4 System Corporation (IL)	☑	☐	☐
	☐	☐	☐
	☐	☐	☐
	☐	☐	☐
	☐	☐	☐

6.  Not applicable If surviving, new or acquiring Corporation is an Illinois Corporation.

It is agreed that, upon and after the filing of the Articles of Merger, Consolidation or Exchange by the Secretary of State of the State of Illinois:

a.	The surviving, new or acquiring Corporation may be served with process in the State of Illinois in any proceeding for the enforcement of any obligation of any Corporation organized under the laws of the State of Illinois which is a party to the merger, consolidation or exchange and in any proceeding for the enforcement of the rights of a dissenting shareholder of any such Corporation organized under the laws of the State of Illinois against the surviving, new or acquiring Corporation.
b.	The Secretary of State of the State of Illinois shall be and hereby is irrevocably appointed as the agent of the surviving, new or acquiring Corporation to accept service of process in any such proceedings, and
c.	The surviving, new or acquiring Corporation will promptly pay to the dissenting shareholders of any Corporation organized under the laws of the State of Illinois which is a party to the merger, consolidation or exchange the amount, if any, to which they shall be entitled under the provisions of The Business Corporation Act of 1983 of the State of Illinois with respect to the rights of dissenting shareholders.

7.  Complete if reporting a merger under §11.30 - 90 percent-owned subsidiary provisions.

a.   The number of outstanding shares of each class of each merging subsidiary Corporation and the number of such shares of each class owned immediately prior to the adoption of the plan of merger by the parent Corporation:

Name of Corporation	Total Number of Shares Outstanding of Each Class	Number of Shares of Each Class Owned Immediately Prior to Merger by the Parent Corporation
Quadrant 4 System Corporation (DE)	100	100

b. Not applicable to 100 percent-owned subsidiaries.

The date of mailing a copy of the plan of merger and notice of the right to dissent to the shareholders of each merging subsidiary Corporation was	, Month & Day	. Year

Was written consent for the merger or written waiver of the 30-day period by the holders of all the outstanding shares of all subsidiary Corporations received?      ☐  Yes        ☐  No

(If "No," duplicate copies of the Articles of Merger may not be delivered to the Secretary of State until after 30 days following the mailing of a copy of the plan of merger and the notice of the right to dissent to the shareholders of each merging subsidiary Corporation.)

8.  The undersigned Corporation has caused this statement to be signed by a duly authorized officer who affirms, under penalties of perjury, that the facts stated herein are true and correct. All signatures must be in BLACK INK.

Dated		2016	Quadrant 4 System Corporation
	Month & Day	Year	Exact Name of Corporation

	Any Authorized Officer's Signature

	Nandu Thondavadi, Ph.D., President
	Name and Title (type or print)

Dated
	Month & Day	Year	Exact Name of Corporation

Any Authorized Officer's Signature

Name and Title (type or print)

Dated
	Month & Day	Year	Exact Name of Corporation

Any Authorized Officer's Signature

Name and Title (type or print)

EXHIBIT G

PROPOSED CERTIFICATE OF MERGER (DELAWARE)

CERTIFICATE OF MERGER

 OF

QUADRANT 4 SYSTEM CORPORATION
(an Illinois corporation)

 WITH AND INTO

 QUADRANT 4 SYSTEM CORPORATION
(a Delaware corporation)

Pursuant to Title 8, Section 251 of the Delaware General Corporation Law (the “DGCL”), Quadrant 4 System Corporation, a Delaware corporation (the “Corporation”), hereby certifies as follows:
FIRST:	The name and state of incorporation of each of the constituent corporations of the merger (the “Constituent Corporations”) are as follows:
Name of Corporation	State of Incorporation
Quadrant 4 System Corporation	Delaware
Quadrant 4 System Corporation	Illinois
SECOND:	An Agreement and Plan of Merger, dated as of [________], 2016 (the “Merger Agreement”), by and between the Corporation and its parent, Quadrant 4 System Corporation, an Illinois corporation (“Parent”), providing that the Parent will merge with and into the Corporation (the “Merger”), has been approved, adopted, certified, executed and acknowledged by each of the Constituent Corporations in accordance with the requirements of Section 251(c) of the DGCL and the laws of the State of Illinois.
THIRD:	The Corporation shall be the surviving corporation (the “Surviving Corporation”) in the Merger, and the name of the Surviving Corporation in the Merger is “Quadrant 4 System Corporation”
FOURTH:	Upon the filing of this Certificate of Merger, the Certificate of Incorporation of the Surviving Corporation shall be amended and restated in its entirety as set forth in Exhibit A, and as so amended and restated shall be the Certificate of Incorporation of the Surviving Corporation.
FIFTH	The executed Merger Agreement is on file at the principal place of business of the Surviving Corporation. The address of such principal place of business is:
Quadrant 4 System Corporation
1501 E. Woodfield Rd., Suite 205S
Schaumburg, IL 60173

SIXTH:	A copy of the Merger Agreement will be furnished by the Surviving Corporation upon request and without cost to any stockholder of either Constituent Corporation.
SEVENTH:	The Merger is to become effective upon the filing of this Certificate of Merger with the Secretary of State of the State of Delaware.
[Remainder of Page Intentionally Left Blank.]

IN WITNESS WHEREOF, the undersigned has executed this Certificate of Merger as of the ____ day of __________ 2016.

QUADRANT 4 SYSTEM CORPORATION

By:_________________________________
Name:
Title:

CERTIFICATE OF MERGER SIGNATURE PAGE

EXHIBIT A

Certificate of Incorporation of Surviving Corporation

(see attached)

EXHIBIT H
AMENDED AND RESTATED
CERTIFICATE OF INCORPORATION
OF
QUADRANT 4 SYSTEM CORPORATION

(PURSUANT TO SECTIONS 242 AND 245 OF THE
 GENERAL CORPORATION LAW OF THE STATE OF DELAWARE)
QUADRANT 4 SYSTEM CORPORATION, a corporation organized and existing under and by virtue of the provisions of the General Corporation Law of the State of Delaware (the “DGCL”),
DOES HEREBY CERTIFY:
1. That the name of this corporation is QUADRANT 4 SYSTEM CORPORATION, and that this corporation was originally incorporated pursuant to the DGCL on [__________ ___, 2016] under such name.
2. That the Board of Directors duly adopted resolutions proposing to amend and restate the Certificate of Incorporation of this corporation, declaring said amendment and restatement to be advisable and in the best interests of this corporation and its stockholders, and authorizing the appropriate officers of this corporation to solicit the consent of the stockholders therefor, which resolution setting forth the proposed amendment and restatement is as follows:
RESOLVED, that the Certificate of Incorporation of this corporation be amended and restated in its entirety to read as follows:
1. The name of the corporation is QUADRANT 4 SYSTEM CORPORATION (the “Corporation”).
2. The address of the registered office of the Corporation in the State of Delaware is [NUMBER, STREET, CITY, COUNTY, STATE AND POSTAL CODE OF REGISTERED AGENT]. The name of the registered agent of the Corporation at such address is [NAME OF REGISTERED AGENT].
3. The nature of the business or purposes to be conducted or promoted by the Corporation is to engage in any lawful act or activity for which corporations may be organized under the DGCL.
4. The total number of shares of stock which the Corporation is authorized to issue is [20,000,000] / [200,000,000].1 All shares shall be Common Stock, par value $0.00001 per share, and are to be of one class.
5. The name and mailing address of the incorporator(s) of the Corporation are:

1 If the Reverse Stock Split is approved, the total number of authorized shares will be 20,000,000, and if the Reverse Stock Split is not approved, the total number of authorized shares will be 200,000,000, as applicable to match the number of authorized shares of Q4 Illinois.

Name [NAME]	Mailing Address [ADDRESS]
6. Unless and except to the extent that the bylaws of the Corporation (the “Bylaws”) shall so require, the election of directors of the Corporation need not be by written ballot.
7. To the fullest extent permitted by law, a director of the Corporation shall not be personally liable to the Corporation or to its stockholders for monetary damages for any breach of fiduciary duty as a director. No amendment to, modification of or repeal of this paragraph seven shall apply to or have any effect on the liability or alleged liability of any director of the Corporation for or with respect to any acts or omissions of such director occurring prior to such amendment.
8. The Corporation shall indemnify, advance expenses, and hold harmless, to the fullest extent permitted by applicable law as it presently exists or may hereafter be amended, any person (a “Covered Person”) who was or is made or is threatened to be made a party or is otherwise involved in any action, suit or proceeding, whether civil, criminal, administrative or investigative (a “Proceeding”), by reason of the fact that he or she, or a person for whom he or she is the legal representative, is or was a director or officer of the Corporation or, while a director or officer of the Corporation, is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation or of a partnership, joint venture, trust, enterprise or nonprofit entity, including service with respect to employee benefit plans, against all liability and loss suffered and expenses (including attorneys' fees) reasonably incurred by such Covered Person. Notwithstanding the preceding sentence, except for claims for indemnification (following the final disposition of such Proceeding) or advancement of expenses not paid in full, the Corporation shall be required to indemnify a Covered Person in connection with a Proceeding (or part thereof) commenced by such Covered Person only if the commencement of such Proceeding (or part thereof) by the Covered Person was authorized in the specific case by the board of directors of the Corporation. Any amendment, repeal or modification of this paragraph 8 shall not adversely affect any right or protection hereunder of any person in respect of any act or omission occurring prior to the time of such repeal or modification.
9. In furtherance and not in limitation of the powers conferred by statute, the Board of Directors is expressly authorized to adopt, amend or repeal the Bylaws or adopt new Bylaws without any action on the part of the stockholders; provided that any Bylaw adopted or amended by the board of directors, and any powers thereby conferred, may be amended, altered or repealed by the stockholders.
10. The Corporation shall have the right, subject to any express provisions or restrictions contained in the Certificate of Incorporation of the Corporation (the “Certificate of Incorporation”) or the By-laws, from time to time, to amend, alter or repeal any provision of the Certificate of Incorporation in any manner now or hereafter provided by law, and all rights and powers of any kind conferred upon a director or stockholder of the Corporation by the Certificate of Incorporation or any amendment thereof are conferred subject to such right.
[SIGNATURE PAGE FOLLOWS]

I, THE UNDERSIGNED, being the incorporator, for the purpose of forming a corporation pursuant to the DGCL, do make this Certificate of Incorporation, hereby acknowledging, declaring, and certifying that the foregoing Certificate of Incorporation is my act and deed and that the facts herein stated are true, and have accordingly hereunto set my hand this [DATE][st/th] day of [MONTH], [YEAR].

Incorporator:
By_____________________ Name: Nandu Thondavadi, Ph.D., President

EXHIBIT I
DELAWARE BYLAWS
BYLAWS
OF
QUADRANT 4 SYSTEM CORPORATION
(a Delaware corporation)

ARTICLE I
OFFICES OF REGISTERED AGENT

Section 1.1 Registered Office and Agent. The Corporation shall have and maintain a registered office in Delaware and a registered agent having a business office identical with such registered office.

Section 1.2 Other Offices. The Corporation may also have such other office or offices in Delaware or elsewhere as the board of directors may determine or as the business of the Corporation may require.

ARTICLE II
STOCKHOLDERS

Section 2.1 Annual Meeting. An annual meeting of the stockholders shall be held on the date and at the time designated by the board of directors, for the purpose of electing directors and for the transaction of such other business as may come before the meeting. If the day fixed for the annual meeting shall be a legal holiday, such meeting shall be held on the  next succeeding business day. If the directors shall not be elected at the annual meeting, or at any adjournment thereof, the board of directors shall cause the election to be held as soon thereafter as may be convenient.

Section 2.2 Special Meetings. Special meetings of the stockholders may be called at any time by the Chief Executive Officer for the purpose or purposes stated in the call of the meeting.

Section 2.3 Place of Meeting. Annual meetings of stockholders shall be held at such time and place as may be determined by the board of directors and designated in the call and notice or waiver of notice of such meeting; provided, that a waiver of notice signed by all stockholders may designate any time or place as the time and place for the holding of such meeting. If no designation is made, or if a special meeting be called, the place of meeting shall be at the Corporation's principal place of business.

Section 2.4 Notice of Meeting. Written notice stating the place, date and hour of the meeting and, in case of a special meeting, the purpose or purposes for which the meeting is called, shall be given not less than ten nor more than sixty days before the date of the meeting, or, in the case of a merger , consolidation or sale, lease or exchange of all or substantially all of the Corporation's property and assets, at least twenty days before the date of the meeting, either personally or by mail, by or at the direction of the Chairman of the Board, the Chief Executive Officer, the Secretary or the persons calling the meeting to each stockholder of record entitled to vote at such meeting. If mailed, notice is given when deposited in the United States mail, postage prepaid, directed to the stockholder at his address as it appears on the records of the Corporation. When a meeting is adjourned to another time or place, notice need not be given of the adjourned meeting if the time and place thereof are announced at the meeting at which the adjournment is taken.

Section 2.5 Fixing Record Date for Determination of Stockholders. For the purpose of determining stockholders entitled to notice of or to vote at any meeting of stockholders, or stockholders entitled to receive payment of any dividend, or in order to make a determination of stockholders for any other proper purpose, the board of directors may fix in advance a date as the record date for any such determination of stockholders, such date to be not more than sixty days prior to the date of a meeting of stockholders, the date of payment of a dividend or the date on which other action requiring determination of stockholders is to be taken, as the case may be. In addition, the record date for a meeting of stockholders shall not be less than ten days, or in the case of a merger, consolidation or sale, lease or exchange of all or substantially all of the Corporation's property and assets, not less than twenty days immediately preceding such meeting. When a determination of stockholders entitled to vote at any meeting of stockholders has been made as provided in this Section, such determination shall apply to any adjournment thereof; provided, however, that the board of directors may fix a new record date for the adjourned meeting. If no record date is fixed for the determination of stockholders entitled to notice of or to vote at a meeting of stockholders, or stockholders entitled to receive payment of a dividend, the date on which notice of the meeting is mailed or the date on which the resolution of the board of directors declaring such dividend is adopted, as the case may be, shall be the record date for such determination of stockholders.

Section 2.6 List of Stockholders Entitled to Vote. The officer or agent who has charge of the stock ledger of the Corporation shall prepare and make, at least ten days before every meeting of stockholders, a complete list of the stockholders entitled to vote at the meeting, arranged in alphabetical order, and showing the address of each stockholder and the number of shares registered in the name of each stockholder. Such list shall be open to the examination of any stockholder, for any purpose germane to the meeting, at any time during usual business hours for a period of at least ten days prior to the meeting, either at a place within the city where the meeting is to be held, which place shall be specified in the notice of the meeting, or, if not so specified, at the place where the meeting is to be held. The list shall also be produced and kept at the time and place of the meeting during the whole time thereof, and may be inspected by any stockholder who is present. The stock ledger shall be the only evidence as to who are the stockholders entitled to examine the stock ledger, the list of the stockholders, the corporate books, or to vote at any meeting of the stockholders.

Section 2.7 Quorum and Manner of Acting. Unless otherwise provided by the Certificate of Incorporation or these Bylaws, a majority of the outstanding shares of the Corporation, entitled to vote on a matter present in person or represented by proxy, shall constitute a quorum for consideration of such matter, at any meeting of stockholders; provided, that if less than a majority of the outstanding shares entitled to vote on a matter are present in person or represented by proxy at said meeting, a majority of the shares so present in person or represented by proxy may adjourn the meeting from time to time without further notice other than announcement at the meeting at which the adjournment is taken of the time and place of the adjourned meeting. At the adjourned meeting the Corporation may transact any business, which might have been transacted at the original meeting. If the adjournment is for more than thirty days, or if after the adjournment a new record date is fixed for the adjourned meeting, a notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at the meeting. If a quorum is present, the affirmative vote of the majority of the shares present in person or represented by proxy at the meeting and entitled to vote shall be the act of the stockholders, unless the vote of a greater number or voting by classes is required by the Business Corporation Act of 1983, as enacted in the State of Illinois and as amended from time to time, or any replacement thereto (collectively, the “Act”), or any other applicable statute and/or the Certificate of Incorporation or these Bylaws.

Section 2.8 Voting Shares and Proxies. Each stockholder shall be entitled to one vote for each share of capital stock  held by such stockholder, except as otherwise provided in the Certificate of Incorporation. Each stockholder entitled to vote shall be entitled to vote in person, or may authorize another person or persons to act for him by proxy executed in writing by such stockholder or by his duly authorized attorney-in-fact, but no such proxy shall be voted or acted upon after three years from its date, unless the proxy provides for a longer period.

Section 2.9 Inspectors. At any meeting of stockholders, the chairman of the meeting may, or upon the request of any stockholder shall, appoint one or more persons as inspectors for such meeting. Such inspectors shall ascertain and report  the number of shares represented at the meeting, based upon the list of stockholders produced at the meeting in accordance with Section 2.6 hereof and upon their determination of the validity and effect of proxies, and they shall count all votes, report the results and do such other acts as are proper to conduct the election and voting with impartiality and fairness to   all the stockholders. Each such report shall be in writing and signed by at least a majority of the inspectors, the report of a majority being the report of the inspectors, and such reports shall be prima facie evidence of the number of shares represented at the meeting and the result of a vote of the stockholders.

Section 2.10 Voting of Shares by Certain Holders. Shares of its own stock belonging to the Corporation, unless held by it in a fiduciary capacity, shall not be voted, directly or indirectly, at any meeting, and shall not be counted in determining the total number of outstanding shares at any given time. Shares standing in the name of another corporation, domestic or foreign, may be voted by such officer, agent or proxy as the Bylaws of such corporation may prescribe, or, in the absence of such provision, as the board of directors of such corporation may determine. Persons holding stock in a fiduciary capacity shall be entitled to vote the shares so held. Persons whose stock is pledged shall be entitled to vote, unless in the transfer by the pledgor on the books of the Corporation be expressly empowered the pledgee to vote thereon, in which case only the pledgee, or his proxy, may represent such stock and vote thereon. Any number of stockholders may create an agreement for the purpose of conferring upon a trustee or trustees the right to vote or otherwise represent their shares, for any period of time determined by such agreement, by entering into a written agreement specifying the terms and conditions of the agreement, and by transferring their shares to such trustee or trustees for the purpose of the agreement.  Any such agreement shall not become effective until a counterpart of the agreement is deposited with the Corporation at   its registered office. The counterpart of the agreement so deposited with the Corporation shall be subject to the same right of examination by a stockholder of the Corporation, in person or by agent or attorney, as are the books and records of the Corporation, and shall be subject to examination by any beneficiary of the trust under the agreement, either in person or by agent or attorney, at any reasonable time for any proper purpose.

Section 2.11 Action by Stockholders. Any action required to be taken or which may be taken at a duly called annual or special meeting of the stockholders of the Corporation, may be effected by the consent in writing of such percentage of empowered to vote for or consent to such action stockholders but in no event shall any action be taken or approved with less than a majority of the stockholders.

Section 2.12 Notice of Stockholder Business. At an annual meeting of stockholders, only such business shall be  conducted as shall have been properly brought before the meeting. To be properly brought before the annual meeting of stockholders, business must be (a) specified in the notice of meeting (or any supplement thereto) given by or at the  direction of the Board, (b) otherwise properly brought before the meeting by or at the direction of the Board, or (c) otherwise properly brought before the meeting by a stockholder. For business to be properly brought before an annual meeting of the stockholders, the stockholder must have the legal right and authority to make the proposal for consideration at the meeting and the stockholder must have given timely notice thereof in writing to the President of the Corporation. To be timely, a stockholder's written notice of intent to make a proposal or proposals must be personally delivered to or   mailed by United States mail, postage prepaid and received by the President of the Corporation at the principal executive offices of the Corporation not less than 120 days prior to the meeting; provided however, that in the event not less than 130 days’ notice or prior public disclosure of the date of the meeting is given or made to stockholders (which notice or public disclosure shall include the date of the annual meeting specified in these Bylaws, if such Bylaws have been filed with the Securities and Exchange Commission and if the Annual Meeting is held on such date), notice by the stockholder to be timely must be so received not later than the close of business on the 10th day following the day on which notice of the   day of the annual meeting was mailed or such public disclosure was made. A stockholder's notice to the President shall set forth as to each item of business the stockholder proposes to bring before the annual meeting (a) a brief description of the business desired to be brought before the meeting, and in the case of a nomination for election of director, such nominee's name and qualifications, and the reasons for conducting business at the meeting, (b) the name and the record address of the stockholder or stockholders proposing such business, (c) the number of shares of stock of the Corporation which are beneficially owned by such stockholder or stockholders, and (d) any material interest of the stockholder in such business. The chairman of the meeting may refuse to acknowledge the proposal of any stockholder not made in compliance with   this Section 2.12. Notwithstanding anything in these Bylaws to the contrary, no business shall be brought before or conducted at an annual meeting except in accordance with the procedures set forth in this Section 2.12.

ARTICLE III
DIRECTORS

Section 3.1 General Powers. The business and affairs of the Corporation shall be managed by its board of directors, except as may be otherwise provided by the Act or any other applicable statute enacted in Illinois, or the Certificate of Incorporation of the Corporation as amended from time to time.

Section 3.2 Number, Tenure and Qualifications. The number of directors shall be designated from time to time by the board of directors, and such number may be fixed or changed from time to time by the board of directors or the stockholders without further amendment to these Bylaws. Each director shall be elected to hold office until the next annual meeting of stockholders or until his successor shall have been elected and qualified. The Chairman of the Board shall be elected by and from the membership of the board of directors and shall preside at all meetings of the stockholders and of the board of directors (and of any executive committee thereof), and shall perform such other duties as from time to time shall be prescribed by the board of directors.

Section 3.3 Regular Meetings. A regular meeting of the board of directors shall be held, without other notice than this Section, immediately after and at the same place as the annual meeting of stockholders. The board of directors may provide, by resolution, the time and place, either within or without Illinois, for the holding of additional regular meetings without other notice than such resolution.

Section 3.4 Special Meetings. Special meetings of the board of directors may be called at any time by the Chairman of the Board or Chief Executive Officer. The person or persons who call a special meeting of the board of directors may designate any place, either within or without Illinois, as the place for holding such special meeting. In the absence of such a designation the place of meeting shall be the Corporation's principal place of business.

Section 3.5 Notice of Special Meetings. Notice stating the place, date and hour of a special meeting shall be mailed not less than five days before the date of the meeting, or shall be sent by telegram or be delivered personally or by telephone not less than two days before the date of the meeting, to each director, by or at the direction of the person or persons   calling the meeting. If mailed, such notice shall be deemed to be delivered when deposited with the United States Postal Services so addressed, with postage thereon prepaid. If notice is to be given by telegram, such notice shall be deemed to be delivered when the telegram is delivered to the telegraph company. Attendance of a director at any meeting shall constitute a waiver of notice of such meeting except where a director attends a meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened.  Neither the business to be transacted at nor the purpose of any meeting of the board of directors need be specified in the notice or waiver of notice of such meeting.

Section 3.6 Quorum and Manner of Acting. A majority of the number of directors as fixed in Section 3.2 hereof shall constitute a quorum for the transaction of business at any meeting of the board of directors; provided, that if less than a majority of such number of directors are present at said meeting, a majority of the directors present may adjourn the meeting from time to time without further notice. The act of the majority of the directors present at a meeting at which a quorum is present shall be the act of the board of directors, unless otherwise provided in the Act, the Certificate of Incorporation or these Bylaws.

Section 3.7 Informal Action by Directors. Any action, which is required by law or by these Bylaws to be taken at a meeting of the board of directors, or any other action which may be taken at a meeting of the board of directors or any committee thereof, may be taken without a meeting if a consent in writing, setting forth the action to be taken, shall be signed by all of the directors entitled to vote with respect to the subject matter thereof, or by all the members of such committee, as the case may be. Such consent shall have the same force and effect as a unanimous vote of all of the directors or all of the members of such committee, as the case may be, at a duly called meeting thereof, and shall be filed with the minutes of proceedings of the Board or committee.

Section 3.8 Telephonic Meetings. Unless otherwise restricted by the Certificate of Incorporation or these Bylaws, members of the board of directors or of any committee designated by such Board, may participate in a meeting of such Board or committee by means of conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other, and participation in a meeting pursuant to this Section shall constitute presence at such meeting.

Section 3.9 Resignations. Any director may resign at any time by giving written notice to the board of directors, the Chairman of the Board, the President or the Secretary. Such resignation shall take effect at the time specified therein; and, unless tendered to take effect upon acceptance thereof, the acceptance of such resignation shall not be necessary to make  it effective.

Section 3.10 Vacancies and Newly-Created Directorships. Vacancies and newly - created directorships resulting from any increase in the authorized number of directors elected by all of the stockholders having the right to vote as a single class may be filled by a majority of the directors then in office, although less than a quorum, or by a sole remaining director, and the directors so chosen shall hold office until the next election of the class for which such director shall have been chosen and until their successors are elected and qualified or until their earlier resignation or removal.

Section 3.11 Removal. Any director or the entire board of directors may be removed with cause by the holders of a majority of the shares then entitled to vote at an election of directors.

Section 3.12 Interested Directors.  No contract or transaction between the Corporation and one or more of its directors or officers, or between the Corporation and any other corporation, partnership, association, or other organization in which one or more of its directors or officers are directors or officers, or have a financial interest, shall be void or voidable solely for this reason, or solely because the director or officer is present at or participates in the meeting of the Board or committee thereof which authorizes the contract or transaction, or solely because his or their votes are counted for such purpose, if:

(1)
The material facts as to his relationship or interest and as to the contract or transaction are disclosed or are known to the board of directors or the committee, and the Board or committee in good faith authorizes the contract or transaction by the affirmative votes of a majority of the disinterested directors, even though the disinterested directors be less than a quorum; or

(2)
The material facts as to his relationship or interest and as to the contract or transaction are disclosed or are known to the stockholders entitled to vote thereon, and the contract or transaction is specifically approved in good faith by vote of the stockholders; or

(3)	The contract or transaction is fair as to the Corporation as of the time it is authorized, approved or ratified, by the board of directors, a committee thereof, or the stockholders.

Common or interested directors may be counted in determining the presence of a quorum at a meeting of the board of directors or of a committee which authorizes the contract or transaction.

Section 3.13 Director Compensation. Unless otherwise restricted by the Certificate of Incorporation or these Bylaws, the board of directors shall have the authority to fix the compensation of directors. The directors may be paid their expense, if any, of attendance at each meeting of the board of directors and may be paid a fixed sum for attendance at each meeting  of the board of directors or a stated salary as director. No such payment shall preclude any director from serving the corporation in any other capacity and receiving compensation therefor. Members of special or standing committees may be allowed like compensation for attending committee meetings.

ARTICLE IV
COMMITTEES

Section 4.1 Appointment and Powers. The board of directors may, by resolution passed by a majority of the whole Board, designate one or more committees, each committee to consist of one or more of the directors of the Corporation which, to the extent provided in said resolution or in these Bylaws, shall have and may exercise all the powers and authority of the board of directors in the management of the business and affairs of the Corporation, and may authorize  the seal of the Corporation to be affixed to all papers which may require it; but no such committee shall have the power or authority in reference to amending the Certificate of Incorporation (except that any such committee may, to the extent authorized in the resolution or resolutions providing for the issuance of such shares of stock adopted by the board of directors, fix the designations and any of the preferences or rights of such shares relating to dividends, redemption, dissolution, any distribution of assets of the Corporation or the conversion into, or the exchange of such shares for, shares of any other class or classes or any other series of the same or any other class or classes of stock of the Corporation or fix the number of shares of any series of stock or authorize the increase or decrease of the shares of any series), adopting an agreement of merger or consolidation, recommending to the stockholders the sale, lease or exchange of all or   substantially all of the Corporation's property and assets, recommending to the stockholders a dissolution of the Corporation or a revocation thereof, or amending the Bylaws; and, unless the resolution, Bylaws or Certificate of Incorporation expressly so provide, no such committee shall have the power or authority to declare a dividend, to authorize the issuance of stock, or to adopt a certificate of ownership and merger pursuant to the Act.

Section 4.2 Absence or Disqualification of Committee Member. In the absence or disqualification of any member of such committee, the member or members thereof present at any meeting and not disqualified from voting, whether or not they constitute a quorum, may unanimously appoint another member of the board of directors to act at the meeting in the place of any such absent or disqualified member.

Section 4.3 Record of Proceedings. The committees shall keep regular minutes of their proceedings and when required by the board of directors shall report the same to the board of directors.

ARTICLE V
OFFICERS

Section 5.1 Number and Titles. The officers of the Corporation shall be a Chairman of the Board, a Chief Executive Officer, a President, a Chief Operating Officer, one or more Vice Presidents (the number thereof to be determined by the board of directors), a Treasurer, a Secretary, and if desired, any number of vice presidents, assistant treasurers, assistant secretaries, or other officers as may be elected by the board of directors. Any two or more offices may be held by the same person.

Section 5.2 Election, Term of Office and Qualifications. The officers shall be elected annually by the board of directors at the first meeting of the board of directors held after the annual meeting of stockholders. If the election of officers is not held at such meeting, such election shall be held as soon thereafter as may be convenient. Vacancies may be filled or new offices created and filled at any meeting of the board of directors. Each officer shall be elected to hold office until his successor shall have been elected and qualified, or until his earlier death, resignation or removal. Election of an officer shall not of itself create contract rights.

Section 5.3 Removal. Any officer may be removed by the board of directors whenever in its judgment the best interests of the Corporation will be served thereby, but such removal shall be without prejudice to the contract rights, if any, of the person so removed.

Section 5.4 Resignation. Any officer may resign at any time by giving written notice to the board of directors, the Chairman of the Board, the President or the Secretary. Such resignation shall take effect at the time specified therein; and, unless tendered to take effect upon acceptance thereof, the acceptance of such resignation shall not be necessary to make it effective.

Section 5.5 Duties. In addition to and to the extent not inconsistent with the provisions in these Bylaws, the officers shall have such authority, be subject to such restrictions and perform such duties in the management of the business, property and affairs of the Corporation as may be determined from time to time by the board of directors.

Section 5.6 President. The President shall be the chief executive officer of the Corporation. Subject to the control of the board of directors, the President shall, in general, supervise and manage the business and affairs of the Corporation and he shall see that the resolutions and directions of the board of directors are carried into effect. Except in those instances in which the authority to execute is expressly delegated to another officer or agent of the Corporation or a different mode of execution is expressly prescribed by the board of directors or these Bylaws or were otherwise required by law, he may execute for the Corporation any contracts, deeds, mortgages, bonds or other instruments which the board of directors has authorized to be executed or the execution of which is in the ordinary course of the Corporation's business, and he may accomplish such execution either under or without the seal of the Corporation and either individually or with the Secretary, any Assistant Secretary, or any other officer thereunto authorized by the board of directors or these Bylaws. In general, he shall perform such other duties as from time to time may be prescribed by the Board of Directors.

Section 5.7 Vice Presidents. The Vice-President shall be the chief operating officer of the Corporation. The board of directors may designate more than one Vice-President in which case one shall be designated the Executive Vice President and chief operating officer of the Corporation. In the absence of the President or in the event of his inability or refusal to act, the Vice President (or in the event there is more than one Vice President, the Vice President designated Executive Vice President by the board of directors and thereafter, or in the absence of such designation, the Vice Presidents in the order otherwise designated by the board of directors, or in the absence of such other designation, in the order of their election) shall perform the duties of the President, and when so acting, shall have all the authority of and be subject to all the restrictions upon the President. Except in those instances in which the authority to execute is expressly delegated to  another officer or agent of the Corporation or a different mode of execution is expressly prescribed by the board of directors or these Bylaws or where otherwise required by law, the Vice President (or each of them if there are more than one) may execute for the Corporation any contracts, deeds, mortgages, bonds or other instruments which the board of directors has authorized to be executed, and he may accomplish such execution either under or without the seal of the Corporation and either individually or with the Secretary, any Assistant Secretary, or any other officer thereunto authorized by the board of directors or these Bylaws. The Vice Presidents shall perform such other duties as from time to time may  be prescribed by the Chairman of the Board, the President or the board of directors.

Section 5.8 Treasurer. The Treasurer shall be the principal financial and accounting officer of the Corporation, and shall: (a) have charge and custody of, and be responsible for, all funds and securities of the Corporation; (b) keep or cause to be kept correct and complete books and records of account including a record of all receipts and disbursements; (c) deposit all funds and securities of the Corporation in such banks, trust companies or other depositaries as shall be selected in accordance with these Bylaws; (d) from time to time prepare or cause to be prepared and render financial statements of the Corporation at the request of the President or the board of directors; and (e) in general, perform all duties incident to the office of Treasurer and such other duties as from time to time may be prescribed by the Chairman of the Board, the President or the board of directors. If required by the board of directors, the Treasurer shall give a bond for the faithful discharge of his duties in such sum and with such surety or sureties as the board of directors shall determine.

Section 5.9 Secretary. The Secretary shall (a) keep the minutes of the proceedings of the stockholders and of the board of directors in one or more books provided for that purpose; (b) see that all notices are duly given in accordance with the provisions of these Bylaws or as required by law; (c) be custodian of the corporate records and of the seal of the Corporation and see that the seal of the Corporation is affixed to all stock certificates prior to the issue thereof and to all documents the execution of which on behalf of the Corporation under its seal is necessary or appropriate; (d) keep or cause to be kept a register of the name and address of each stockholder, which shall be furnished to the Corporation by each such stockholder, and the number and class of shares held by each stockholder; (e) sign with the president, or a vice -president, or any other officer thereunto authorized by the board of directors, certificates for shares of the Corporation, the issue of which shall have been authorized by the board of directors, and any contracts, deeds, mortgages, bonds, or other instruments which the board of directors has authorized to be executed, according to the requirements of the form of the instrument, except when a different mode of execution is expressly prescribed by the board of directors or these Bylaws; (f) otherwise certify the Bylaws, resolutions of the stockholders and board of directors and committees thereof, and other documents of the Corporation as true and correct copies thereof; (g) have general charge of the stock transfer books; and (h) in general, perform all duties incident to the office of Secretary and such other duties as from time to time may be prescribed by the Chairman of the Board, the President or the board of directors.

Section 5.10 Assistant Treasurers and Assistant Secretaries. In the absence of the Treasurer or Secretary or in the event of the inability or refusal of the Treasurer or Secretary to act, the Assistant Treasurer and the Assistant Secretary (or in the event there is more than one of either, in the order designated by the board of directors or in the absence of such designation, in the order of their election) shall perform the duties of the Treasurer and Secretary, respectively, and when  so acting, shall have all the authority of and be subject to all the restrictions upon such office. The Assistant Treasurers   and Assistant Secretaries shall also perform such duties as from time to time may be prescribed by the Treasurer or the Secretary, respectively, or by the Chairman of the Board, the President or the board of directors. If required by the board  of directors, an Assistant Treasurer shall give a bond for the faithful discharge of his duties in such sum and with such surety or sureties as the board of directors shall determine.

Section 5.11 Salaries. The salaries and additional compensation, if any, of the officers shall be determined from time to time by the board of directors; provided, that if such officers are also directors such determination shall be made by a majority of the directors then in office.

ARTICLE VI
CERTIFICATES OF STOCK AND THEIR TRANSFER

Section 6.1 Stock Certificates. The issued shares of the Corporation shall be represented by certificates, and no class or series of shares of the Corporation shall be uncertificated shares. Stock certificates shall be in such form as determined by the board of directors and shall be signed by, or in the name of the Corporation by the Chairman of the Board, the President or a Vice President, and by the Treasurer or an Assistant Treasurer, or the Secretary or an Assistant Secretary of the Corporation. Any of or all the signatures on the certificates may be a facsimile. All certificates of stock shall bear the seal of the Corporation, which seal may be a facsimile, engraved or printed.

Section 6.2 Transfer of Shares. The shares of the Corporation shall be transferable. The Corporation shall have a duty to register any such transfer (a) provided there is presented to the Corporation or its transfer agents (i) the stock certificate endorsed by the appropriate person or persons; and (ii) reasonable assurance that such endorsement is genuine and effective; and, (b) provided that (i) the Corporation has no duty to inquire into adverse claims or has discharged any such duty; (ii) any applicable law relating to the collection of taxes has been complied with; and (iii) the transfer is in fact rightful or is to a bona fide purchaser. Upon registration of such transfer upon the stock transfer books of the Corporation the certificates representing the shares transferred shall be canceled and the new record holder, upon request, shall be entitled to a new certificate or certificates. The terms and conditions described in the foregoing provisions of this Section shall be construed in accordance with the provisions of the Illinois Uniform Commercial Code, except as otherwise provided by the Act. No new certificate shall be issued until the former certificate or certificates for a like number of shares shall have been surrendered and canceled, except that in case of a lost, destroyed, wrongfully taken or mutilated certificate a new one may be issued therefor upon such terms and indemnity to the Corporation as the board of directors, the Chairman of the Board or the President may prescribe consistent with applicable law.

ARTICLE VII
DIVIDENDS

Section 7.1 Dividends. Subject to the provisions of the Act and the Certificate of Incorporation, the board of directors may declare and pay dividends upon the shares of its capital stock. Dividends may be paid in cash, in property, or in shares of the Corporation's capital stock.

ARTICLE VIII
FISCAL YEAR

Section 8.1 Fiscal Year. The fiscal year of the Corporation shall be fixed by the board of directors.

ARTICLE IX
SEAL

Section 9.1 Seal. The Corporation may adopt an official corporate seal which shall have inscribed thereon the name of  the Corporation and the words "Corporate Seal" and "Illinois." The seal may be used by causing it or a facsimile thereof to be impressed or affixed or in any manner reproduced. If not required under the Act, the Corporation may act without adopting an official corporate seal.

ARTICLE X
WAIVER OF NOTICE

Section 10.1 Waiver of Notice. Whenever any notice is required to be given under these Bylaws, the Certificate of Incorporation or the Act, a waiver thereof in writing, signed by the person or persons entitled to such notice, whether before or after the time stated therein, shall be deemed equivalent to the giving of such notice.

ARTICLE XI
MISCELLANEOUS PROVISIONS

Section 11.1 Contracts. The board of directors may authorize any officer or agent to enter into any contract or execute and deliver any instrument in the name of and on behalf of the Corporation, and the Chairman of the Board or the President may so authorize any officer or agent with respect to contracts or instruments in the usual and regular course of its business. Such authority may be general or confined to specific instances.

Section 11.2 Loans. No loan shall be contracted on behalf of the Corporation and no evidence of indebtedness shall be issued in its name unless authorized by the board of directors. Such authority may be general or confined to specific instances.

Section 11.3 Checks, Drafts, Etc. All checks, drafts or other orders for the payment of money, or notes or other evidences of indebtedness issued in the name of the Corporation shall be signed by such officer or agent as shall from time to time be authorized by the board of directors.

Section 11.4 Deposits. The board of directors may select banks, trust companies or other depositaries for the funds of the Corporation.

Section 11.5 Stock in Other Corporations. Shares of any other corporation which may from time to time be held by the Corporation may be represented and voted by the Chairman of the Board or the President, or by any proxy appointed in writing by the Chairman of the Board or the President, or by any other person or persons thereunto authorized by the board of directors, at any meeting of stockholders of such corporation or by executing written consents with respect to such  shares where stockholder action may be taken by written consent. Shares represented by certificates standing in the name  of the Corporation may be endorsed for sale or transfer in the name of the Corporation by the Chairman of the Board, the President or by any other officer thereunto authorized by the board of directors. Shares belonging to the Corporation need not stand in the name of the Corporation, but may be held for the benefit of the Corporation in the name of any nominee designated for such purpose by the board of directors.

ARTICLE XII
AMENDMENT

Section 12.1 Procedure. These Bylaws may be altered, amended or repealed and new Bylaws may be adopted by the board of directors.

Section 12.2 Amendment by Stockholders. Notwithstanding any other provision of the Certificate of Incorporation or these Bylaws of the Corporation to the contrary and notwithstanding that a lesser percentage may be specified by law, in the event these Bylaws shall be amended by vote of stockholders, the affirmative vote of the holders of at least a majority of the voting power of the outstanding shares of all classes of stock of the Corporation, voting together as a single class, shall be required to amend or repeal or adopt any provision inconsistent with Sections 2.2, 2.11, 2.12, 3.2, 3.10, 3.11 or 12.2 of these Bylaws.

EXHIBIT J
IBCA SECTION 11.70 NOTICE
SECTION 11.70 OF THE ILLINOIS BUSINESS CORPORATION ACT (805 ILCS 5/11.70)
PROCEDURE TO DISSENT

(a) If the corporate action giving rise to the right to dissent is to be approved at a meeting of shareholders, the notice of meeting shall inform the shareholders of their right to dissent and the procedure to dissent. If, prior to the meeting, the corporation furnishes to the shareholders material information with respect to the transaction that will objectively enable a shareholder to vote on the transaction and to determine whether or not to exercise dissenters’ rights, a shareholder may assert dissenters’ rights only if the shareholder delivers to the corporation before the vote is taken a written demand for payment for his or her shares if the proposed action is consummated, and the shareholder does not vote in favor of the proposed action.
(b) If the corporate action giving rise to the right to dissent is not to be approved at a meeting of shareholders, the notice to shareholders describing the action taken under Section 11.30 or Section 7.10 shall inform the shareholders of their right to dissent and the procedure to dissent. If, prior to or concurrently with the notice, the corporation furnishes to the shareholders material information with respect to the transaction that will objectively enable a shareholder to determine whether or not to exercise dissenters’ rights, a shareholder may assert dissenter’s rights only if he or she delivers to the corporation within 30 days from the date of mailing the notice a written demand for payment for his or her shares.
(c) Within 10 days after the date on which the corporate action giving rise to the right to dissent is effective or 30 days after the shareholder delivers to the corporation the written demand for payment, whichever is later, the corporation shall send each shareholder who has delivered a written demand for payment a statement setting forth the opinion of the corporation as to the estimated fair value of the shares, the corporation’s latest balance sheet as of the end of a fiscal year ending not earlier than 16 months before the delivery of the statement, together with the statement of income for that year and the latest available interim financial statements, and either a commitment to pay for the shares of the dissenting shareholder at the estimated fair value thereof upon transmittal to the corporation of the certificate or certificates, or other evidence of ownership, with respect to the shares, or instructions to the dissenting shareholder to sell his or her shares within 10 days after delivery of the corporation’s statement to the shareholder. The corporation may instruct the shareholder to sell only if there is a public market for the shares at which the shares may be readily sold. If the shareholder does not sell within that 10 day period after being so instructed by the corporation, for purposes of this Section the shareholder shall be deemed to have sold his or her shares at the average closing price of the shares, if listed on a national exchange, or the average of the bid and asked price with respect to the shares quoted by a principal market maker, if not listed on a national exchange, during that 10 day period.
(d) A shareholder who makes written demand for payment under this Section retains all other rights of a shareholder until those rights are cancelled or modified by the consummation of the proposed corporate action. Upon consummation of that action, the corporation shall pay to each dissenter who transmits to the corporation the certificate or other evidence of ownership of the shares the amount the corporation estimates to be the fair value of the shares, plus accrued interest, accompanied by a written explanation of how the interest was calculated.
(e) If the shareholder does not agree with the opinion of the corporation as to the estimated fair value of the shares or the amount of interest due, the shareholder, within 30 days from the delivery of the corporation’s statement of value, shall notify the corporation in writing of the shareholder’s estimated fair value and amount of interest due and demand payment for the difference between the shareholder’s estimate of fair value and interest due and the amount of the payment by the corporation or the proceeds of sale by the shareholder, whichever is applicable because of the procedure for which the corporation opted pursuant to subsection (c).
(f) If, within 60 days from delivery to the corporation of the shareholder notification of estimate of fair value of the shares and interest due, the corporation and the dissenting shareholder have not agreed in writing upon the fair value of the shares and interest due, the corporation shall either pay the difference in value demanded by the shareholder, with interest, or file a petition in the circuit court of the county in which either the registered office or the principal office of the corporation is located, requesting the court to determine the fair value of the shares and interest due. The corporation shall make all dissenters, whether or not residents of this State, whose demands remain unsettled parties to the proceeding as an action against their shares and all parties shall be served with a copy of the petition. Nonresidents may be served by registered or certified mail or by publication as provided by law. Failure of the corporation to commence an action pursuant to this Section shall not limit or affect the right of the dissenting shareholders to otherwise commence an action as permitted by law.
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(g) The jurisdiction of the court in which the proceeding is commenced under subsection (f) by a corporation is plenary and exclusive. The court may appoint one or more persons as appraisers to receive evidence and recommend decision on the question of fair value. The appraisers have the power described in the order appointing them, or in any amendment to it.
(h) Each dissenter made a party to the proceeding is entitled to judgment for the amount, if any, by which the court finds that the fair value of his or her shares, plus interest, exceeds the amount paid by the corporation or the proceeds of sale by the shareholder, whichever amount is applicable.
(i) The court, in a proceeding commenced under subsection (f), shall determine all costs of the proceeding, including the reasonable compensation and expenses of the appraisers, if any, appointed by the court under subsection (g), but shall exclude the fees and expenses of counsel and experts for the respective parties. If the fair value of the shares as determined by the court materially exceeds the amount which the corporation estimated to be the fair value of the shares or if no estimate was made in accordance with subsection (c), then all or any part of the costs may be assessed against the corporation. If the amount which any dissenter estimated to be the fair value of the shares materially exceeds the fair value of the shares as determined by the court, then all or any part of the costs may be assessed against that dissenter. The court may also assess the fees and expenses of counsel and experts for the respective parties, in amounts the court finds equitable, as follows:
(1) Against the corporation and in favor of any or all dissenters if the court finds that the corporation did not substantially comply with the requirements of subsections (a), (b), (c), (d), or (f).
(2) Against either the corporation or a dissenter and in favor of any other party if the court finds that the party against whom the fees and expenses are assessed acted arbitrarily, vexatiously, or not in good faith with respect to the rights provided by this Section.
If the court finds that the services of counsel for any dissenter were of substantial benefit to other dissenters similarly situated and that the fees for those services should not be assessed against the corporation, the court may award to that counsel reasonable fees to be paid out of the amounts awarded to the dissenters who are benefited. Except as otherwise provided in this Section, the practice, procedure, judgment and costs shall be governed by the Code of Civil Procedure.
(j) As used in this Section:
(1) “Fair value”, with respect to a dissenter’s shares, means the proportionate interest of the shareholder in the corporation, without discount for minority status or, absent extraordinary circumstance, lack of marketability, immediately before the consummation of the corporate action to which the dissenter objects excluding any appreciation or depreciation in anticipation of the corporate action, unless exclusion would be inequitable.
(2) “Interest” means interest from the effective date of the corporate action until the date of payment, at the average rate currently paid by the corporation on its principal bank loans or, if none, at a rate that is fair and equitable under all the circumstances.

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